                                                           [FORTIS LOGO]
                                                               FORTIS
                                Solid partners, flexible solutions-Service Mark-

Invest for growth opportunities

[PHOTO OF MAN AND BABY]

Fortis Stock Funds

Annual Report

AUGUST 31, 1998

FORTIS FINANCIAL GROUP

[PHOTO OF GIRL ON SWING]

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

CONTENTS

LETTER TO SHAREHOLDERS                                         3
SCHEDULES OF INVESTMENTS
   FORTIS ASSET ALLOCATION PORTFOLIO                          11
   FORTIS VALUE FUND                                          17
   FORTIS GROWTH & INCOME FUND                                19
   FORTIS CAPITAL FUND                                        22
   FORTIS FIDUCIARY FUND                                      24
   FORTIS GROWTH FUND                                         26
   FORTIS CAPITAL APPRECIATION PORTFOLIO                      28

STATEMENTS OF ASSETS AND LIABILITIES                          30

STATEMENTS OF OPERATIONS                                      32

STATEMENTS OF CHANGES IN NET ASSETS
   FORTIS ASSET ALLOCATION PORTFOLIO                          34
   FORTIS VALUE FUND                                          35
   FORTIS GROWTH & INCOME FUND                                36
   FORTIS CAPITAL FUND                                        37
   FORTIS FIDUCIARY FUND                                      38
   FORTIS GROWTH FUND                                         39
   FORTIS CAPITAL APPRECIATION PORTFOLIO                      40

NOTES TO FINANCIAL STATEMENTS                                 41

INDEPENDENT AUDITORS' REPORT                                  55

FEDERAL TAX INFORMATION                                       56

BOARD OF DIRECTORS AND OFFICERS                               57

TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F
TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2000, EXT. 4579.

HIGHLIGHTS

FOR THE YEAR ENDED AUGUST 31, 1998

                                                  CLASS A       CLASS B       CLASS C       CLASS H       CLASS Z
                                                 ---------     ---------     ---------     ---------     ---------
FORTIS ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  18.98      $  18.87      $  18.81      $  18.86
  End of year................................    $  16.91      $  16.80      $  16.74      $  16.79
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $  0.412      $  0.308      $  0.308      $  0.308
  From net realized gains on investments.....    $   2.18      $   2.18      $   2.18      $   2.18

FORTIS VALUE FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  13.51      $  13.39      $  13.39      $  13.39
  End of year................................    $  11.85      $  11.71      $  11.72      $  11.72
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $  0.086            --            --            --
  From net realized gains on investments.....    $   1.36      $   1.36      $   1.36      $   1.36

FORTIS GROWTH & INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  13.06      $  13.03      $  13.03      $  13.03
  End of year................................    $  13.20      $  13.16      $  13.16      $  13.16
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $  0.235      $  0.131      $  0.131      $  0.131
  From net realized gains on investments.....    $ 0.0088      $ 0.0088      $ 0.0088      $ 0.0088

FORTIS CAPITAL FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  26.13      $  25.67      $  25.68      $  25.68
  End of year................................    $  22.37      $  21.73      $  21.73      $  21.74
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $   4.06      $   4.06      $   4.06      $   4.06

FORTIS FIDUCIARY FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  46.15      $  45.15      $  45.17      $  45.16
  End of year................................    $  40.94      $  39.64      $  39.66      $  39.64
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $   5.94      $   5.94      $   5.94      $   5.94

FORTIS GROWTH FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  37.32      $  36.53      $  36.52      $  36.54      $  37.47
  End of year................................    $  29.78      $  28.85      $  28.85      $  28.86      $  30.00
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $   3.84      $   3.84      $   3.84      $   3.84      $   3.84

FORTIS CAPITAL APPRECIATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $  30.60      $  30.16      $  30.18      $  30.18
  End of year................................    $  26.42      $  25.90      $  25.92      $  25.92

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past year, refer to the Financial Highlights. The letters from the portfolio managers and president provide a more detailed analysis of the funds and financial markets.

The charts alongside the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance charts graphically compare the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

                                               ASSET ALLOCATION PORTFOLIO
                                               Stocks, bonds and cash blended to
     [ASSET ALLOCATION PORTFOLIO PHOTO]        smooth out the highs and lows.

                                               VALUE FUND
                                               Quality stocks, inexpensively
             [VALUE FUND PHOTO]                priced.

                                               GROWTH & INCOME FUND
                                               Conservative growth with
        [GROWTH & INCOME FUND PHOTO]           quarterly dividends.

                                               CAPITAL FUND
                                               Long-term growth through larger,
            [CAPITAL FUND PHOTO]               established companies.

                                               FIDUCIARY FUND
           [FIDUCIARY FUND PHOTO]              A medley of growth stocks.

                                               GROWTH FUND
                                               Medium-sized companies poised to
             [GROWTH FUND PHOTO]               be tomorrow's leaders.

                                               CAPITAL APPRECIATION PORTFOLIO
                                               Opportunity through America's
   [CAPITAL APPRECIATION PORTFOLIO PHOTO]      entrepreneurs.

          [LOGO]

DEAR SHAREHOLDER:

During the fiscal year of the Fortis equity funds which extended from September 1, 1997, to August 31, 1998, the equity markets experienced both boom and bust times. For most of the year, the equity markets performed strongly reflecting the continuing growth of the U.S. economy and the resulting good environment for jobs and growth in consumer income which has enabled corporations to record solid gains in profits. Investors were pleased with this environment and continued to invest heavily in stocks which resulted in sizable gains and historically-high valuations. This situation was all the more remarkable given the dire and deteriorating situation which has been unfolding in Asia.

Last fall, the Asian economies began to decline. As the first half of 1998 unfolded, the Asian crisis deepened causing economic deterioration, banking system woes, significant debt burdens and pressure on Asian stock and bond markets and currencies. The impact on the U.S. economy intensified resulting in a deteriorating balance of trade, a meaningful slackening of demand for U.S. produced-goods, and greater competitive pressure for U.S. corporations. Initially, the Asian problem was confined to certain areas of the U.S. economy such as capital goods and technology companies. However, in the past two months it has become apparent that the Asian problems are now negatively impacting our economy more broadly and are resulting in a slowing of economic growth and corporate earnings.

Initially last fall, the U.S. capital markets responded favorably to the Asian crisis expecting that inflation would decline further, a positive backdrop for financial assets. Further, the bond market benefitted from increased interest in U.S. Treasury obligations which were perceived to be a safe haven, particularly for foreign investors, in light of the uncertainty developing in Asia. However, in the past two months, the stock market has focused on the negative results of the Asian problem. Lower demand, lack of pricing power, margin contraction, and disappointing earnings have resulted in a market correction. For many small and mid-sized companies, the correction to date has been severe, approximating 30 percent. For the 12 month period ended August 31, the S&P 500 is up 9.15 percent, the S&P Mid Cap Index is off 10.47 percent and the Russell 2000 Small Cap Index is down 19.22 percent.

The Fortis equity funds have fared extremely well this year versus our competitors. The vast majority of our funds have been in the top 40th percent of their respective competitive universes. We attribute this relatively strong performance to our disciplined investment processes, our commitment to broad diversification to mitigate risk and volatility, and our rigorous analysis of the companies in which we invest.

As we look forward, we believe that most of the correction is now behind us. Although the market is likely to remain around current levels for several more quarters and that volatility will continue to be high, we see this correction as healthy and indeed normal. As investors evaluate the prospects for next year, it is likely that they will again focus on the positive trends of better earnings growth and low inflation which will enable the markets to resume an upward course, albeit at a more subdued pace.

           /s/ Dean C. Kopperud                        /s/ Lucinda S. Mezey                        /s/ Howard H. Hudson
             Dean C. Kopperud                            Lucinda S. Mezey                            Howard H. Hudson
                President                            Vice President, Equities                         Vice President
                                                                                                       Fixed Income

August 31, 1998

PORTFOLIO COMPOSITION BY SECTOR AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                                  58.9%
U.S. Government Securities                     13.0%
Asset Backed Securities                         9.4%
Corporate Bonds-Investment Grade                7.8%
Corporate Bonds-Non-Investment Grade            5.6%
Cash Equivalents/Receivables                    5.3%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       1.8%
 2.  Warner-Lambert Co.                                       1.6%
 3.  Time Warner, Inc.                                        1.5%
 4.  Microsoft Corp.                                          1.5%
 5.  Groupe Danone ADR                                        1.5%
 6.  Philip Morris Companies, Inc.                            1.4%
 7.  Frontier Corp.                                           1.3%

Bonds
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.375%) 2000                         2.5%
 2.  U.S. Treasury Bond (6.125%) 2027                         1.9%
 3.  FNMA (6.50%) 2028                                        1.6%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares(Diamond)                     +2.14%    +12.58%
Class B shares(Diamond)(Diamond)            -1.46%    +12.07%
Class C shares(Diamond)                     +2.15%    +12.50%
Class C shares(Diamond)(Diamond)            +1.15%    +12.50%
Class H shares(Diamond)                     +2.15%    +12.57%
Class H shares(Diamond)(Diamond)            -1.45%    +12.05%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public

FORTIS ASSET ALLOCATION PORTFOLIO

YOUR ASSET ALLOCATION PORTFOLIO
STOCKS, BONDS AND CASH BLENDED TO SMOOTH OUT THE HIGHS AND LOWS

During this twelve month reporting period, ended August 31, 1998, the Asset Allocation Class A shares with no sales charge produced a total return of 2.71 percent. The S&P 500 returned 9.15 percent over the same time period. The S&P 500 Index is the weighted average of 500 of the largest U.S. companies, as calculated by Standard & Poor's. The portfolio currently has 36 percent of its assets in bonds. There are no bonds in the S&P 500 Index.

Presently, the equity portion of the portfolio is most heavily weighted in the pharmaceuticals and retail sectors. Some of the most well-known names in the portfolio carried the portfolio's equity performance during the first half of 1998. These names include: Wal-Mart, McDonalds, Home Depot, Microsoft and Medtronic. Also during the first half of 1998, we've lowered the portfolio's energy and utilities sector weightings and increased the health care sector weighting. These changes have helped the performance of the portfolio.

In the bond portion of this portfolio, we increased our position in U.S. government securities and reduced our weighting of investment-grade corporates and high-yield bonds. This shift was done as we feared that the continued weakness in Asia would negatively impact corporate profits and would cause a flight to quality. It did not take long for our fears to materialize. Flight to quality continued and it was followed by a widening of quality spreads. As a result, U.S. government securities and higher quality bonds outperformed issues of lower quality.

Currently, the economic crises in Asia, Russia, and Latin America have become a major factor in defining the direction of the U.S. economy and of interest rates. Our investment strategy will remain unchanged as the difficulties abroad appear to have begun to impede U.S. growth as well. Low inflation and slower growth should keep monetary policy on hold, with an easing bias perhaps, for the remaining part of the year.

Looking forward, we have positioned the equity portion of the portfolio for growth by spreading out our holdings in some well-defined market sectors such as health care. We'll also boost our technology weighting to better position ourselves. We will not greatly overweight equity sectors relative to the equity benchmark but will continue to focus on stock selection.

Looking ahead, we anticipate a slowing in earnings growth for the S&P 500 stocks. At the same time, we continue to feel the economy will experience low interest and inflation rates. This outlook should be good for the Asset Allocation Portfolio relative to the S&P 500 in the months ahead.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS                           FORTIS ASSET
                                             AGGREGATE                          ALLOCATION PORTFOLIO
                                           BOND INDEX***        S&P 500****            CLASS A
9/01/88                                              $10,000          $10,000                   $9,525
89                                                   $11,320          $13,902                  $11,849
90                                                   $12,139          $13,209                  $11,530
91                                                   $13,914          $16,761                  $14,036
92                                                   $15,791          $18,092                  $15,695
93                                                   $17,524          $20,831                  $17,473
94                                                   $17,258          $21,967                  $18,127
95                                                   $19,227          $26,677                  $21,601
96                                                   $19,894          $31,532                  $22,623
97                                                   $21,889          $44,364                  $28,194
98                                                   $24,201          $48,424                  $28,958
Fortis Asset Allocation Portfolio
Average Annual Total Return
                                                      1 Year           5 Year                  10 Year
Class A*                                              -2.17%          + 9.56%                 + 11.22%
Class A**                                            + 2.71%         + 10.63%                 + 11.76%

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
      Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
****  This is an unmanaged index of 500 common stocks.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                      ELIMINATIONS:
American Express Co.            Archer-Daniels-Midland Co.
Eastman Kodak Co.               Boston Scientific Corp.
Enron Corp.                     Centocor, Inc.
Exxon Corp.                     Ericsson (L.M.) Telephone Co. Class B ADR
Frontier Corp.                  Intel Corp.
Groupe Danone ADR               Oracle Corp.
Masco Corp.                     Mirage Resorts, Inc.
Sun Microsystems, Inc.          Precision Drilling Corp.
Tiffany & Co.                   Tellabs, Inc.
Wal-Mart Stores, Inc.           U.S. Filter Corp.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                      41.9%
Cash Equivalents/Receivables                9.7%
Paper                                       6.8%
Financial Services                          6.6%
Oil - Crude Petroleum and Gas               5.8%
Drugs                                       5.4%
Utilities-Electric                          5.0%
Electronic - Control and Equipment          4.2%
Building Materials                          3.8%
Telephone Services                          3.7%
Real Estate Investment Trust                3.7%
Banks                                       3.4%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Chevron Corp.                                            2.8%
 2.  S & P 500 Depositary Receipt                             2.7%
 3.  Wang Labs (6.5%) Conv. Preferred Series B                2.4%
 4.  Newell Co.                                               2.4%
 5.  Fort James Corp.                                         2.4%
 6.  Tenet Healthcare Corp.                                   2.4%
 7.  Cooper Industries, Inc.                                  2.3%
 8.  McGraw Hill Companies, Inc.                              2.3%
 9.  Mead Corp.                                               2.2%
10.  CMS Energy Corp.                                         2.2%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares(Diamond)                     -3.33%    +11.02%
Class B shares(Diamond)(Diamond)            -6.39%     +9.89%
Class C shares(Diamond)                     -3.24%    +11.06%
Class C shares(Diamond)(Diamond)            -4.21%    +11.06%
Class H shares(Diamond)                     -3.24%    +11.06%
Class H shares(Diamond)(Diamond)            -6.30%     +9.93%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              +  Shares were first offered to the public January 2, 1996.

FORTIS VALUE FUND

YOUR VALUE FUND
QUALITY STOCKS, INEXPENSIVELY PRICED

For the fiscal year ended August 31, 1998, the S&P 500 Index advanced 9.15 percent while the Fortis Value Fund Class A shares with no sales charge returned -2.52 percent. While we were disappointed in this performance, it is in line with the performance of our competition: funds investing in large-capitalization, value stocks as defined by Morningstar.

The fund's primary strategy is to invest in companies with accelerating earnings growth, where we anticipate a company growth rate to rise over time. To the extent that we cannot find accelerating earnings growth, we focus on our secondary criteria, inexpensively-valued growth. In the current market environment, earnings acceleration is rare so we find ourselves focusing on inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

We've also recently added Hubbell and Mead, two companies we believe have relatively attractive prospects at low valuations.

Looking ahead, we see the economy in the late stages of the current expansion and we expect to see a shift to slower economic growth. We believe that the health care sector is a logical place for us to invest in this kind of environment because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand.

Rising interest rates and uncertainties in Southeast Asia could affect the fund's performance. We continue to monitor the effects of interest rates and Asia on the portfolio's holdings.

We remain focused on investing in accelerating earnings growth and inexpensively-valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           FORTIS VALUE FUND
                                           S&P 500***           CLASS A
1/2/96                                          $10,000                 $9,525
96                                              $10,700                $10,239
97                                              $15,054                $13,174
98                                              $16,432                $12,843
FORTIS VALUE FUND
AVERAGE ANNUAL TOTAL RETURN
                                                      1                  SINCE
                                                   YEAR       JANUARY 2, 1996@
Class A*                                         -7.15%                + 9.84%
Class A**                                        -2.52%               + 11.86%

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                                ELIMINATIONS:
Chevron Corp.                             Anadarko Petroleum Corp.
CMS Energy Corp.                          Avnet, Inc.
Hubbell, Inc. Class B                     Burlington Northern Santa Fe Corp.
Mead Corp.                                Citicorp
Newell Co.                                Federated Department Stores, Inc.
Owens Corning                             Lowe's Companies, Inc.
Sonoco Products Co.                       Pitney Bowes, Inc.
Temple-Inland, Inc.                       Sara Lee Corp.
Tenet Healthcare Corp.                    Sysco Corp.
Wang Labs 6.50% Conv. Preferred Series B  Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                 27.5%
Cash Equivalents/Receivables          11.2%
Drugs                                  9.2%
Telephone Services                     8.2%
Oil-Crude Petroleum and Gas            6.2%
Financial Services                     5.4%
Real Estate Investment Trust           5.2%
Natural Gas Transmissions              5.2%
Utilities - Electric                   4.3%
Food                                   4.0%
Banks                                  3.8%
Publishing                             3.8%
Insurance                              3.7%
Business Services and Supplies         2.3%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  McGraw Hill Companies, Inc.                              3.0%
 2.  Enron Corp.                                              2.2%
 3.  Household International, Inc.                            2.1%
 4.  Frontier Corp.                                           2.0%
 5.  SBC Communications, Inc.                                 2.0%
 6.  Omnicom Group, Inc.                                      1.9%
 7.  Pharmacia and UpJohn, Inc.                               1.9%
 8.  American Home Products Corp.                             1.9%
 9.  Duke Energy Corp.                                        1.8%
10.  Eastman Kodak Co.                                        1.8%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares(Diamond)                     +1.99%    +12.03%
Class B shares(Diamond)(Diamond)            -1.61%    +10.91%
Class C shares(Diamond)                     +1.99%    +12.03%
Class C shares(Diamond)(Diamond)            +0.99%    +12.03%
Class H shares(Diamond)                     +1.99%    +12.03%
Class H shares(Diamond)(Diamond)            -1.61%    +10.91%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              +  Shares were first offered to the public January 2, 1996.

FORTIS GROWTH & INCOME FUND

YOUR GROWTH & INCOME FUND
CONSERVATIVE GROWTH WITH QUARTERLY DIVIDENDS

During fiscal 1998, the stock market witnessed a very strong upward trend through July and an equally significant decline through August. The market's earlier strength related primarily to an optimistic outlook for the economy and corporate earnings due to the low levels of inflation and interest rates. The market's retreat stemmed mainly from a rather sudden realization that perhaps the problems upsetting many foreign economies might disrupt our own economic outlook.

Over this period, the Growth and Income Fund Class A shares with no sales charge registered an increase of 2.81 percent which compares to a 9.15 percent rise in the S&P 500 Index. The index is the weighted average of 500 of the largest U.S. companies, as calculated by Standard and Poors. The Fund's underperformance during the period can be attributed to a more conservative stance by the holdings in the portfolio and a significant underweighting in technology, a sector which offers little current income.

We continue our strategy to invest in companies with higher dividend yields than the S&P 500. Emphasis is also on well-established companies with consistent growth prospects. This combination of moderate growth and growing dividends should prove to be rewarding over time with less volatility than the overall market.

We continue to favor the telecommunications, utilities and financial sectors. We expect to continue to be underweighted in technology. New names in the portfolio include Readers Digest and Du Pont.

Looking ahead, we anticipate a slowing in earnings growth for the S&P 500 stocks. At the same time, we continue to feel the economy will experience low interest and inflation rates. This outlook should be good for the Growth and Income Fund relative to the S&P 500 in the months ahead.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           FORTIS GROWTH & INCOME FUND
                                           S&P 500***                CLASS A
1/2/96                                          $10,000                           $9,525
96                                              $10,700                           $9,916
97                                              $15,054                          $12,792
98                                              $16,432                          $13,151
FORTIS GROWTH & INCOME FUND
AVERAGE ANNUAL TOTAL RETURN
                                                      1                            SINCE
                                                   YEAR                 JANUARY 2, 1996@
Class A*                                        - 2.08%                         + 10.82%
Class A**                                       + 2.81%                         + 12.86%

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                           ELIMINATIONS:
ALLTEL Corp.                         AT & T Corp.
Ameritech Corp.                      Baker Hughes, Inc.
Columbia Energy Group                Chase Manhattan Corp.
Du Pont (E.I.) de Nemours            Deutsche Telekom AG ADR
Eastman Kodak Co.                    Lilly (Eli) & Co. (with rights)
Endesa S.A. ADR                      Limited, Inc.
Frontier Corp.                       SLM Holding Corp.
Groupe Danone ADR                    Sonat, Inc.
Johnson & Johnson                    St. Paul Companies, Inc.
Royal Caribbean Cruises Ltd.         Sprint Corp.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                          35.6%
Cash Equivalents/Receivables                   16.8%
Drugs                                           9.4%
Telephone Services                              5.9%
Insurance                                       5.5%
Business Services and Supplies                  5.2%
Computer - Software                             4.3%
Retail - Specialty                              4.2%
Computer - Communications Equipment             4.2%
Retail - Discount Stores                        3.6%
Financial Services                              2.9%
Publishing                                      2.4%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       3.0%
 2.  Microsoft Corp.                                          2.8%
 3.  Fiserv, Inc.                                             2.0%
 4.  Hartford Life, Inc. Class A                              2.0%
 5.  Groupe Danone ADR                                        2.0%
 6.  Amgen, Inc.                                              2.0%
 7.  Warner-Lambert Co.                                       1.9%
 8.  Interpublic Group of Companies, Inc.                     1.8%
 9.  Home Depot, Inc.                                         1.8%
10.  Frontier Corp.                                           1.8%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares(Diamond)                     +0.80%    +14.42%
Class B shares(Diamond)(Diamond)            -2.80%    +13.93%
Class C shares(Diamond)                     +0.76%    +14.42%
Class C shares(Diamond)(Diamond)            -0.24%    +14.42%
Class H shares(Diamond)                     +0.80%    +14.43%
Class H shares(Diamond)(Diamond)            -2.80%    +13.94%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase,or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public

FORTIS CAPITAL FUND

YOUR CAPITAL FUND
LONG-TERM GROWTH THROUGH LARGER, ESTABLISHED COMPANIES

Fiscal 1998 witnessed significant volatility as the Asian economic crisis created uncertainty as to its effect on the U.S. economy. Blessed with low inflation and interest rates, corporate earnings have been on a steady upward trend, allowing price-earnings ratios to expand to historic highs. In recent months, however, Asia has loomed larger as economic problems have surfaced in Russia and Latin America. How great an affect these international concerns have on the U.S. economy remains to be seen, but we will be monitoring this carefully. During the year, the fund Class A shares with no sales charge reported a gain of 1.56 percent while the S&P 500 reported a greater gain of
9.15 percent.

We continue our strategy of increasing the average size of companies held in the fund as we position this fund to be truly a large-capitalization portfolio. We are also increasing the diversification of the fund so as to decrease the volatility in comparison to the S&P 500. Recently, an overweighted retail sector has been reduced and health care has been increased. Energy holdings have also been reduced over the past several months. An above average cash position at fiscal year end is being held to take advantage of volatility in the market. Technology holdings will likely be increased in the months ahead.

Looking ahead, we anticipate a slowing in earnings growth for the S&P 500 stocks. At the same time, we feel interest rates and inflation are likely to remain quite constrained. Therefore, we feel confident that good stock selection is likely to be rewarded in the period ahead.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1973

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P 500 ***    FORTIS CAPITAL FUND CLASS A
09/01/73                                        $10,000                         $9,525
74                                               $7,203                         $7,217
75                                               $9,084                         $8,368
76                                              $11,186                         $9,712
77                                              $10,986                         $9,332
78                                              $12,358                        $11,819
79                                              $13,794                        $13,063
80                                              $16,294                        $18,616
81                                              $17,155                        $21,011
82                                              $17,724                        $24,881
83                                              $25,500                        $38,563
84                                              $27,079                        $37,270
85                                              $32,115                        $43,031
86                                              $44,606                        $61,758
87                                              $60,011                        $78,552
88                                              $49,352                        $60,545
89                                              $68,609                        $87,095
90                                              $65,191                        $82,007
91                                              $82,717                       $105,333
92                                              $89,287                       $116,670
93                                             $102,807                       $125,864
94                                             $108,413                       $139,151
95                                             $131,657                       $169,061
96                                             $155,615                       $174,743
97                                             $218,946                       $235,161
98                                             $238,984                       $238,834
FORTIS CAPITAL FUND
AVERAGE ANNUAL TOTAL RETURN
                                                 1 YEAR                         5 YEAR      10 YEAR      25 YEARS
Class A*                                         -3.26%                       + 12.57%     + 14.15%      + 13.53%
Class A**                                       + 1.56%                       + 13.67%     + 14.71%      + 13.75%

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                           ELIMINATIONS:
Groupe Danone ADR                    Green Tree Financial Corp.
Frontier Corp.                       Archer-Daniels-Midland Co.
Masco Corp.                          Tellabs, Inc.
General Electric Co.                 Ericsson (L.M.) Telephone Co. Class
Lilly (Eli) & Co. (with rights)       B ADR
Viacom, Inc. Class B                 MGIC Investment Corp.
Sun Microsystems, Inc.               U.S. Filter Corp.
Wal-Mart Stores, Inc.                Nuevo Energy Co.
Exxon Corp.                          Mirage Resorts, Inc.
McDonald's Corp.                     Intel Corp.
                                     First Data Corp.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                          35.3%
Cash Equivalents/Receivables                   17.5%
Drugs                                           9.5%
Telephone Services                              5.9%
Insurance                                       5.2%
Business Services and Supplies                  5.2%
Retail - Specialty                              4.3%
Computer - Software                             4.2%
Computer - Communications Equipment             4.2%
Retail - Discount Stores                        3.5%
Financial Services                              2.9%
Publishing                                      2.3%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       2.8%
 2.  Microsoft Corp.                                          2.7%
 3.  Groupe Danone ADR                                        2.2%
 4.  Warner-Lambert Co.                                       2.0%
 5.  Fiserv, Inc.                                             2.0%
 6.  Hartford Life, Inc. Class A                              2.0%
 7.  Amgen, Inc                                               2.0%
 8.  Interpublic Group of Companies, Inc.                     1.8%
 9.  Home Depot, Inc.                                         1.8%
10.  Frontier Corp.                                           1.7%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares(Diamond)                     +1.29%    +15.32%
Class B shares(Diamond)(Diamond)            -2.31%    +14.83%
Class C Shares(Diamond)                     +1.29%    +15.32%
Class C Shares(Diamond)(Diamond)            +0.29%    +15.32%
Class H shares(Diamond)                     +1.26%    +15.32%
Class H shares(Diamond)(Diamond)            -2.34%    +14.83%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase or or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public

FORTIS FIDUCIARY FUND

YOUR FIDUCIARY FUND
A MEDLEY OF GROWTH STOCKS

Fiscal 1998 witnessed significant volatility as the Asian economic crisis created uncertainty as to its effect on the U.S. economy. Blessed with low inflation and interest rates, corporate earnings have been on a steady upward trend, allowing price-earnings ratios to expand to historic highs. In recent months, however, Asia has loomed larger as economic problems have surfaced in Russia and Latin America. How great an affect these international concerns have on the U.S. economy remains to be seen, but we will be monitoring this carefully. During the year, the fund Class A shares with no sales charge reported a gain of 1.97 percent while the S&P 500 reported a greater gain of
9.15 percent.

We continue our strategy of increasing the average size of companies held in the fund as we position this fund to be truly a large-capitalization portfolio. We are also increasing the diversification of the Fund so as to decrease the volatility in comparison to the S&P 500. Recently, an overweighted retail sector has been reduced and health care has been increased. Energy holdings have also been reduced over the past several months. An above average cash position at fiscal year end is being held to take advantage of volatility in the market. Technology holdings will likely be increased in the months ahead.

Looking ahead, we anticipate a slowing in earnings growth for the S&P 500 stocks. At the same time, we feel interest rates and inflation are likely to remain quite constrained. Therefore, we feel confident that good stock selection is likely to be rewarded in the period ahead.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 S&P 500***     FORTIS FIDUCIARY FUND CLASS A
9/1/88                                $10,000                           $9,525
89                                    $13,902                          $13,626
90                                    $13,209                          $12,807
91                                    $16,761                          $16,464
92                                    $18,092                          $18,156
93                                    $20,831                          $20,077
94                                    $21,967                          $22,117
95                                    $26,677                          $27,140
96                                    $31,532                          $28,275
97                                    $44,364                          $38,195
98                                    $48,424                          $38,946
Fortis Fiduciary Fund
Average Annual Total Return
                                       1 Year                           5 Year     10 Year
Class A*                               -2.88%                          +13.07%     +14.56%
Class A**                              +1.97%                          +14.17%     +15.12%

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to March 1, 1992, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                           ELIMINATIONS:
Exxon Corp.                          Archer-Daniels-Midland Co.
Frontier Corp.                       BMC Software, Inc.
General Electric Co.                 Ericsson (L.M.) Telephone Co. Class
Groupe Danone ADR                     B ADR
Lilly (Eli) & Co. (with rights)      Green Tree Financial Corp.
Masco Corp.                          Intel Corp.
Sun Microsystems, Inc.               MGIC Investment Corp.
Unisys Corp.                         Mirage Resorts, Inc.
Viacom, Inc. Class B                 R & B Falcon Corp.
Wal-Mart Stores, Inc.                Tellabs, Inc.
                                     U.S. Filter Corp.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                          31.7%
Computer-Software                              13.7%
Cash Equivalents/Receivables                   12.6%
Financial Services                             10.0%
Retail - Specialty                              6.9%
Medical Supplies                                4.4%
Computer - Communications Equipment             4.3%
Health Care Services                            3.8%
Insurance                                       3.4%
Drugs                                           3.3%
Retail - Department Stores                      3.0%
Capital Spending                                2.9%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Cisco Systems, Inc.                                      4.3%
 2.  Microsoft Corp.                                          4.0%
 3.  BMC Software, Inc.                                       3.2%
 4.  Capital One Financial Corp.                              3.2%
 5.  Kohl's Corp.                                             3.0%
 6.  WorldCom, Inc.                                           2.9%
 7.  Home Depot, Inc.                                         2.9%
 8.  Staples, Inc.                                            2.8%
 9.  Life Re Corp.                                            2.2%
10.  Franklin Resources, Inc.                                 2.1%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception
-------------------------------------------------------------
Class B shares(Diamond)                    -11.25%    +10.93%+
Class B shares(Diamond)(Diamond)           -13.98%    +10.40%+
Class C Shares(Diamond)                    -11.22%    +10.93%+
Class C Shares(Diamond)(Diamond)           -12.01%    +10.93%+
Class H shares(Diamond)                    -11.25%    +10.94%+
Class H shares(Diamond)(Diamond)           -13.98%    +10.41%+
Class Z shares                             -10.34%     +6.19%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase,or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public
             ++ Since March 1, 1996 -- Date shares were first offered to the public

FORTIS GROWTH FUND

YOUR GROWTH FUND
MID-SIZED COMPANIES POISED TO BE TOMORROW'S LEADERS

For the fiscal year ended August 31, 1998, the Fortis Growth Fund Class A shares with no sales charge had a total return of -10.59 percent. This compares to a -10.47 percent return for the S&P 400 MidCap Index. This index is the most relevant comparison for the Growth Fund, as the Fund's primary investment focus is mid capitalization stocks, typically those with a market capitalizations between $1 billion and $6 billion.

The stock market exhibited a roller coaster performance during the course of this fiscal year. In the fall of 1997 the stock market experienced a strong correction due to concerns about the developing financial crisis in Asia. These fears eased during the early part of 1998 as the U.S. economy remained strong and the Asian crisis appeared contained. The stock market staged a strong recovery which lasted until July, with the Standard & Poor's 500 index advancing nearly 40% from its October low. In August the market turned back down with a vengeance, with the S&P 500 down nearly 20% on concerns that the Asian crisis was spreading.

The Fund suffered during the market downturn in 1997. Both the technology and energy sectors were particularly hard hit, as Asia had been perceived as an area of growth for these industries. During this downturn the Fund had a material overweighting in both of these sectors, as they had previously demonstrated strong earnings growth. When the market recovered in the first half of this year, the Fund's performance improved, helped by the overweighting in technology, which bounced back strongly, particularly software and telecommunications equipment, and by a significant presence in consumer cyclicals, in particular retailers, which benefited from low unemployment and strong growth in personal income. Additionally, the energy sector rallied smartly in the spring, and the Fund's holdings in this area were significantly reduced on this rally with the proceeds shifted into financial services, health care and business services. The sharp downturn in August hit high earnings growth stocks the hardest, and contributed to the Fund's slight underperformance for the year versus the S&P 400 Midcap Index.

The Growth Fund had a change of portfolio managers in March, and has seen a substantial modification in the composition of the portfolio as a result. The number of holdings has risen from 49 to 64, large weightings in certain economic sectors and individual stocks have been reduced, while diversification has been increased. These changes are designed to reduce the volatility or overall risk of the Fund. Other changes include increasing exposure to the health care sector, business services, and financial services, while decreasing positions in technology and energy. Going forward, the Fund will maintain a disciplined investment process investing in a well diversified portfolio, with an emphasis on companies with strong earnings growth, upside earnings momentum and reasonable valuation.

The stock market outlook for the rest of the year is somewhat dubious. While the U.S. economy remains healthy, inflation is subdued, and interest rates are low, the crisis in Asia appears to be spreading around the globe. Russia is an economic disaster, and financial markets in Latin America have declined sharply. Deflation is a concern and would certainly have a negative impact on corporate profits. In addition, the U.S. political situation is uncertain, and could witness a potential presidential impeachment. With the recent sharp correction, the stock market may adequately reflect all these issues, but there could be further downside. We would emphasize that, regardless of the near term market environment, we will stick to our disciplined investment process and will maintain a well diversified portfolio. We believe this approach offers the best opportunity for portfolio performance in the long run.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1973

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P 500***    FORTIS GROWTH FUND CLASS A

9/73                                           $10,000                         $9,525
74                                              $7,203                         $7,295
75                                              $9,084                         $8,982
76                                             $11,186                        $10,383
77                                             $10,986                        $10,951
78                                             $12,358                        $15,994
79                                             $13,794                        $18,966
80                                             $16,294                        $27,346
81                                             $17,155                        $32,721
82                                             $17,724                        $37,263
83                                             $25,500                        $58,688
84                                             $27,079                        $56,049
85                                             $32,115                        $62,646
86                                             $44,606                        $91,378
87                                             $60,011                       $117,637
88                                             $49,352                        $85,802
89                                             $68,609                       $130,988
90                                             $65,191                       $121,640
91                                             $82,717                       $171,640
92                                             $89,287                       $179,746
93                                            $102,807                       $220,521
94                                            $108,413                       $212,204
95                                            $131,657                       $269,328
96                                            $155,615                       $280,357
97                                            $218,946                       $356,068
98                                            $238,984                       $318,364
FORTIS GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN
                                                1 Year                         5 Year     10 Year     25 Year
Class A*                                       -14.83%                         +6.58%     +13.46%     +14.85%
Class A**                                      -10.59%                         +7.62%     +14.01%     +15.07%

                         Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a higher sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
***  An unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                                          ELIMINATIONS:
Alaska Air Group, Inc.                              ADC Telecommunications, Inc.
Ambac Financial Group, Inc.                         Cooper Cameron Corp.
Concord EFS, Inc.                                   ENSCO International, Inc.
DST Systems, Inc.                                   Fannie Mae
Life Re Corp.                                       Green Tree Financial Corp.
Platinum Technology, Inc.                           Intel Corp.
Sofamor Danek Group, Inc.                           Medtronic, Inc. (with rights)
Uniphase Corp.                                      Oracle Corp.
Waters Corp.                                        Oxford Health Plans, Inc.
Watson Pharmaceuticals, Inc.                        R & B Falcon Corp.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents/Receivables                 28.0%
Computer - Software                          19.8%
Other                                        16.2%
Educational Services                          5.6%
Business Services                             5.1%
Telephone Services                            5.0%
Medical Supplies                              3.8%
Computer-Communication Equipment              3.2%
Retail - Specialty                            3.0%
Health Care Services                          3.0%
Retail - Miscellaneous                        2.7%
Waste Disposal                                2.4%
Electronic - Components                       2.2%

TOP 10 HOLDINGS AS OF 8/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Legato Systems, Inc.                                     2.5%
 2.  STERIS Corp.                                             2.5%
 3.  Sterling Commerce, Inc.                                  2.2%
 4.  Acxiom Corp.                                             2.0%
 5.  VERITAS Software Corp.                                   1.8%
 6.  Intermedia Communications, Inc.                          1.8%
 7.  Cisco Systems, Inc.                                      1.7%
 8.  Dollar Tree Stores, Inc.                                 1.7%
 9.  Insight Enterprises, Inc.                                1.7%
10.  McLeodUSA, Inc. Class A                                  1.5%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                      Since
                                          1 Year    Inception+
--------------------------------------------------------------
Class B shares(Diamond)                   -14.12%      +5.31%
Class B shares(Diamond)(Diamond)          -17.16%      +4.69%
Class C shares(Diamond)                   -14.12%      +5.33%
Class C shares(Diamond)(Diamond)          -14.98%      +5.33%
Class H shares(Diamond)                   -14.12%      +5.33%
Class H shares(Diamond)(Diamond)          -17.16%      +4.71%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
      (Diamond)  Without CDSC.
(Diamond)(Diamond) With CDSC. Assumes redemption on August 31, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL APPRECIATION PORTFOLIO

YOUR CAPITAL APPRECIATION PORTFOLIO
OPPORTUNITY THROUGH AMERICA'S ENTREPRENEURS

For the fiscal year ended August 31, 1998, Class A shares of the Capital Appreciation Fund with no sales charge had a return of -13.66 percent. Clearly this is a disappointing result because for most of the year, the fund generated substantial performance and as recently as the end of June was up over 13 percent. The final two months of the fund's fiscal year were indeed difficult for all stock funds and even worse for small capitalization funds such as this one.

From last fall to today, the equity market, including the small-capitalization sector, experienced both boom and bust periods. The backdrop for most of the year was one which benefitted from continuing strength in the U.S. economy, particularly in the consumer sector. Consumers enjoyed higher incomes, full employment and low inflation permitting them to spend on goods and services. Your fund participated in this strength by being invested in small retailers such as Bed Bath and Beyond and restaurants including Papa John's International. Last fall, it became clear that the economies in the Far East were in trouble which caused concern about growth in that region. Energy stocks and technology stocks were hard hit. While the stocks which your fund owned in those sectors were not immune to these changes in events, the fund weathered this storm reasonably well. During the first half of this year, the fund fully participated in the recovery of the technology sector and performance improved markedly.

In the past two months, however, the situation in the Far East has spread to Russia and some economies in Latin America. Investors have focused on earnings consistency, reliability and liquidity which forced more and more money into the large capitalization sector of the equity market. Small cap funds like yours suffered and significant declines in prices caused the fund to give back all of the appreciation it had gained.

While clearly a decline in the value of your shares is disappointing, your fund has performed extremely well versus other small cap alternatives. The performance ranked the fund in the top 15 percent of small cap funds over the past 12 months and bettered the decline of 19 percent recorded by the Russell 2000 Index.

As of this writing the portfolio is transitioning to be more diversified in terms of sectors and number of stocks in order to mitigate the volatility and risk associated with small-cap stocks. The fund now is under the seasoned management of Laura Granger, previously with General Motors Investment Management Corporation. We believe that currently small-cap stocks represent significant value and that the strong growth rates of the stocks will lead to excellent performance in the long run.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     CAPITAL APPRECIATION PORTFOLIO
                                        S&P 500***               CLASS A
9/1/88                                       10,000                            9,525
89                                           13,902                           13,639
90                                           13,209                           13,158
91                                           16,761                           17,111
92                                           18,092                           17,158
93                                           20,831                           23,338
94                                           21,967                           21,791
95                                           26,677                           30,573
96                                           31,532                           34,916
97                                           44,364                           32,160
98                                           48,424                           27,767
Fortis Capital Appreciation Portfolio
Average Annual Total Return
                                             1 Year                           5 Year     10 Year
Class A*                                    -17.76%                          + 2.53%    + 10.75%
Class A**                                   -13.66%                          + 3.54%    + 11.29%

                         Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, those figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
***  An unmanaged index of 500 common stocks.
  @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 8/31/98

ADDITIONS:                           ELIMINATIONS:
Insight Enterprises, Inc.            Input/Output, Inc.
Mercury Interactive Corp.            Fastenal Co.
Network Appliance, Inc.              Parametric Technology Corp.
Boron, LePore & Associates, Inc.     Bed Bath & Beyond, Inc.
Tekelec                              Ascend Communications, Inc.
Sylvan Learning Systems, Inc.        ADC Telecommunications, Inc.
DM Management Co.                    WorldCom, Inc.
Pacific Sunwear of California, Inc.  LCI International, Inc.
Education Management Corp.           West Marine, Inc.
Citrix Systems, Inc.                 Gadzooks, Inc.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO
Schedule of Investments
August 31, 1998

COMMON STOCKS-58.93%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ADVERTISING-PUBLIC RELATIONS-0.99%
     33,000   Interpublic Group of Companies, Inc..........   $   1,624,181    $   1,881,000
                                                              -------------    -------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.60%
        250   Highwaymaster Communications, Inc. (Warrants)
                (a)(e).....................................           4,547               12
     19,000   Magna International, Inc. Class A (j)........         859,728        1,138,812
                                                              -------------    -------------
                                                                    864,275        1,138,824
                                                              -------------    -------------
              BANKS-1.19%
     24,200   Banc One Corp................................         848,687          919,600
     26,000   Mellon Bank Corp.............................       1,748,199        1,352,000
                                                              -------------    -------------
                                                                  2,596,886        2,271,600
                                                              -------------    -------------
              BEVERAGE-0.74%
     28,100   Panamerican Beverages, Inc. Class A..........         752,076          447,844
     35,000   PepsiCo, Inc.................................       1,430,887          969,062
                                                              -------------    -------------
                                                                  2,182,963        1,416,906
                                                              -------------    -------------
              BIOMEDICS, GENETICS RESEARCH AND
              DEVELOPMENT-1.21%
     38,000   Amgen, Inc. (a)..............................       2,243,026        2,313,250
                                                              -------------    -------------
              BROADCASTING-1.18%
     34,000   USA Networks, Inc. (a).......................       1,035,480          667,250
     32,000   Viacom, Inc. Class B (a).....................       1,585,042        1,588,000
                                                              -------------    -------------
                                                                  2,620,522        2,255,250
                                                              -------------    -------------
              BUILDING MATERIALS-0.82%
     68,000   Masco Corp...................................       1,856,883        1,564,000
                                                              -------------    -------------
              BUSINESS SERVICES AND SUPPLIES-2.79%
     22,500   Computer Sciences Corp. (a)..................       1,150,718        1,272,656
     56,400   Fiserv, Inc. (a).............................       1,493,973        2,199,600
     14,000   Gartner Group, Inc. Class A (a)(j)...........         452,701          323,750
     12,000   IMS Health, Inc..............................         475,527          660,000
     19,000   Ingram Micro, Inc. Class A (a)(j)............         377,028          855,000
                                                              -------------    -------------
                                                                  3,949,947        5,311,006
                                                              -------------    -------------
              CHEMICALS-0.95%
     33,000   Monsanto Co..................................       1,389,066        1,804,687
                                                              -------------    -------------
              CHEMICALS-SPECIALTY-0.38%
     20,000   Minerals Technologies, Inc...................       1,017,590          726,250
                                                              -------------    -------------
              COMPUTER-COMMUNICATIONS EQUIPMENT-2.78%
     22,500   3Com Corp. (a)...............................         664,454          532,969
     21,000   Cisco Systems, Inc. (a)......................         618,475        1,719,375
     43,500   Sun Microsystems, Inc. (a)...................       2,078,758        1,723,687
     74,000   Unisys Corp. (a).............................       1,781,339        1,327,375
                                                              -------------    -------------
                                                                  5,143,026        5,303,406
                                                              -------------    -------------
              COMPUTER-SOFTWARE-2.76%
     13,500   America Online, Inc. (a)(j)..................         659,834        1,106,156
     28,000   Computer Associates International, Inc.             1,117,900          756,000
     30,000   Microsoft Corp. (a)..........................         959,196        2,878,125
     16,000   Sterling Commerce, Inc. (a)..................         476,840          528,000
                                                              -------------    -------------
                                                                  3,213,770        5,268,281
                                                              -------------    -------------
              CONSUMER GOODS-0.51%
     13,500   Colgate-Palmolive Co.........................       1,281,283          973,687
                                                              -------------    -------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              DRUGS-6.72%
     32,000   Abbott Laboratories..........................   $     727,120    $   1,232,000
     21,000   Biovail Corp. International (a)(j)...........         724,759          589,312
     40,000   Forest Laboratories, Inc. (a)(j).............       1,104,797        1,310,000
     36,000   Lilly (Eli) & Co. (with rights)..............       1,777,304        2,358,000
     70,000   Mylan Laboratories, Inc. (j).................       1,450,251        1,601,250
     42,000   Pharmacia and UpJohn, Inc....................       2,036,445        1,745,625
     15,000   SmithKline Beecham plc ADR...................         880,237          853,125
     48,000   Warner-Lambert Co............................       1,971,716        3,132,000
                                                              -------------    -------------
                                                                 10,672,629       12,821,312
                                                              -------------    -------------
              ELECTRICAL EQUIPMENT-0.89%
     21,200   General Electric Co..........................         936,634        1,696,000
                                                              -------------    -------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.34%
     15,000   Motorola, Inc................................         861,223          645,937
                                                              -------------    -------------
              FINANCIAL SERVICES-2.94%
     19,000   American Express Co..........................       1,941,649        1,482,000
     26,000   Conseco, Inc.................................       1,223,353          718,250
     35,000   Fannie Mae...................................       1,109,991        1,988,437
     35,000   MBNA Corp....................................         222,797          822,500
     14,200   MGIC Investment Corp.........................         484,010          589,300
                                                              -------------    -------------
                                                                  4,981,800        5,600,487
                                                              -------------    -------------
              FOOD-1.46%
     55,000   Groupe Danone ADR............................       1,705,000        2,791,250
                                                              -------------    -------------
              HEALTH CARE SERVICES-0.76%
     16,500   Cardinal Health, Inc.........................         781,880        1,443,750
                                                              -------------    -------------
              HOTEL AND GAMING-0.53%
     27,000   Sun International Hotels Ltd. (a)(j).........       1,298,462        1,017,563
                                                              -------------    -------------
              INSURANCE-3.29%
     44,400   American International Group, Inc............       2,070,820        3,432,675
     43,600   Hartford Life, Inc. Class A..................       1,516,525        2,234,500
      7,000   Lincoln National Corp........................         669,001          602,000
                                                              -------------    -------------
                                                                  4,256,346        6,269,175
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS-0.16%
     50,000   Royal Olympic Cruise Lines, Inc. (a).........         765,739          300,000
                                                              -------------    -------------
              MEDICAL TECHNOLOGY-0.89%
     33,000   Medtronic, Inc. (with rights)................         432,371        1,695,375
                                                              -------------    -------------
              NATURAL GAS TRANSMISSIONS-1.19%
     35,000   Enron Corp...................................       1,832,642        1,480,938
     34,000   Williams Companies, Inc......................         856,586          782,000
                                                              -------------    -------------
                                                                  2,689,228        2,262,938
                                                              -------------    -------------
              OFFICE EQUIPMENT AND SUPPLIES-1.05%
     38,000   Compaq Computer Corp.........................       1,215,740        1,061,625
     21,000   EMC Corp. (a)(j).............................         858,375          948,938
                                                              -------------    -------------
                                                                  2,074,115        2,010,563
                                                              -------------    -------------
              OIL AND GAS FIELD SERVICES-1.11%
     28,000   Camco International, Inc.....................       1,691,985        1,407,000
     16,000   Schlumberger Ltd.............................         809,164          701,000
                                                              -------------    -------------
                                                                  2,501,149        2,108,000
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-0.72%
     21,000   Exxon Corp...................................       1,534,032        1,374,188
                                                              -------------    -------------
              PAPER-0.63%
     60,000   St. Joe Company (The)........................       1,866,700        1,203,750
                                                              -------------    -------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              PERSONAL SERVICES-0.25%
     14,000   Service Corp. International..................   $     539,611    $     474,250
                                                              -------------    -------------
              PHOTOGRAPHIC-0.70%
     17,000   Eastman Kodak Co.............................       1,432,442        1,328,125
                                                              -------------    -------------
              PUBLISHING-2.67%
     42,200   New York Times Co. Class A...................       1,488,816        1,223,800
     50,000   Readers Digest Association, Inc. Class A
                (j)........................................       1,407,820          981,250
     36,000   Time Warner, Inc.............................       1,894,425        2,893,500
                                                              -------------    -------------
                                                                  4,791,061        5,098,550
                                                              -------------    -------------
              RESTAURANTS AND FRANCHISING-0.71%
     24,200   McDonald's Corp..............................       1,449,806        1,356,713
                                                              -------------    -------------
              RETAIL-DEPARTMENT STORES-1.37%
     35,000   Kohl's Corp. (a).............................         342,824        1,590,313
     40,000   Proffitt's, Inc. (a).........................       1,311,279        1,020,000
                                                              -------------    -------------
                                                                  1,654,103        2,610,313
                                                              -------------    -------------
              RETAIL-DISCOUNT STORES-2.39%
     35,000   Costco Companies, Inc. (a)...................         527,375        1,647,188
     90,000   Kmart Corp. (a)..............................       1,428,806        1,147,500
     30,000   Wal-Mart Stores, Inc.........................       1,576,984        1,762,500
                                                              -------------    -------------
                                                                  3,533,165        4,557,188
                                                              -------------    -------------
              RETAIL-GROCERY-0.61%
     26,000   Kroger Co. (a)...............................       1,379,102        1,170,000
                                                              -------------    -------------
              RETAIL-SPECIALTY-2.88%
     36,000   AutoZone, Inc. (a)...........................       1,296,880          933,750
     49,000   Home Depot, Inc..............................         361,181        1,886,500
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     36,500   Tiffany & Co.................................   $   1,795,032    $   1,357,344
     34,000   Walgreen Co..................................       1,111,580        1,309,000
                                                              -------------    -------------
                                                                  4,564,673        5,486,594
                                                              -------------    -------------
              TELECOMMUNICATION EQUIPMENT-0.16%
     42,000   Advanced Fibre Communications (a)............       1,109,829          299,250
                                                              -------------    -------------
              TELEPHONE SERVICES-3.86%
     26,000   AirTouch Communications, Inc. (a)............         706,183        1,462,500
     82,000   Frontier Corp................................       2,213,892        2,490,750
     15,800   MCI Communications Corp......................         672,150          790,000
     30,000   Vanguard Cellular Systems, Inc. Class A
                (a)........................................         684,631          562,500
     50,000   WorldCom, Inc. (a)(j)........................         299,022        2,046,875
                                                              -------------    -------------
                                                                  4,575,878        7,352,625
                                                              -------------    -------------
              TOBACCO-1.42%
     65,000   Philip Morris Companies, Inc.................       2,402,997        2,701,563
                                                              -------------    -------------
              TOYS-0.41%
     24,000   Mattel, Inc. (j).............................         318,636          777,000
                                                              -------------    -------------
              UTILITIES-ELECTRIC-1.37%
     50,000   AES Corp. (a)................................       1,330,195        1,362,500
     70,000   Endesa S.A. ADR..............................       1,576,260        1,260,000
                                                              -------------    -------------
                                                                  2,906,455        2,622,500
                                                              -------------    -------------
              WASTE DISPOSAL-0.55%
     24,000   Waste Management, Inc. (a)...................         857,613        1,059,000
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $  98,856,097    $ 112,362,106
                                                              -------------    -------------
                                                              -------------    -------------

ASSET BACKED SECURITIES-9.40%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 COMMERCIAL LOANS-5.24%
   $  845,390    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $     851,604    $     894,913
    1,250,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*         1,261,857        1,339,862
      355,000    GMAC Commercial Mortgage Securities, Inc.,
                   7.085% Ser 1997-C1 Class E 12-15-2010......            A           356,684          362,987
      531,309    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*           531,276          557,886
    1,532,547    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA         1,453,678        1,572,960
      818,617    Merrill Lynch Mortgage Investors, Inc., 6.76%
                   Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA           825,932          842,537
      700,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA           706,232          760,813
    1,750,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+         1,765,092        1,933,050
      470,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA           470,478          503,027
    1,158,391    Nationslink Funding Corp., 7.53% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA         1,166,377        1,221,199
                                                                                -------------    -------------
                                                                                    9,389,210        9,989,234
                                                                                -------------    -------------
                 HOUSING-1.23%
    1,044,172    Green Tree Recreational, Equipment & Consumer
                   Trust, 6.71% Ser 1998-A Class A1H
                   5-15-2029..................................          AAA         1,039,785        1,046,456
      750,000    Money Store (The) Home Improvement Trust,
                   7.41% Ser 1997-1 Class M1 5-15-2017........           AA           752,965          800,235
      500,000    Money Store (The) Residential Trust, 7.09%
                   1997-I-M1 7-15-2016........................           AA           499,924          501,875
                                                                                -------------    -------------
                                                                                    2,292,674        2,348,566
                                                                                -------------    -------------
                 MANUFACTURED HOMES-0.85%
    1,500,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*         1,494,141        1,628,133
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 MULTI-FAMILY LOANS-1.58%
   $1,500,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A     $   1,517,408    $   1,563,195
    1,000,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-12 Class B1 9-18-2003.................           NR           982,500        1,048,140
      488,158    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.76% Ser 1996-1 Class
                   A Principal Only 1-1-2033 (f)(h)...........        Baa3*           368,624          390,222
                                                                                -------------    -------------
                                                                                    2,868,532        3,001,557
                                                                                -------------    -------------
                 WHOLE LOAN RESIDENTIAL-0.50%
      893,448    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA           892,893          942,578
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  16,937,450    $  17,910,068
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-7.79%

--------------------------------------------------------------------------------
                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
    Amount                                                     (Unaudited)      Cost (b)         Value (c)
   ---------                                                  -------------   -------------    -------------
               AEROSPACE AND EQUIPMENT-0.29%
   $500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $     502,803    $     551,089
                                                                              -------------    -------------
               AIR FREIGHT-0.28%
    492,241    Federal Express, 7.50% Pass Thru Certificate
                 Ser 1997-A 1-15-2018.......................          AAA           492,241          542,720
                                                                              -------------    -------------
               BANKS-0.69%
    500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                 (f)........................................          AAA           499,085          542,605
    250,000    CoreStates Capital Corp., 6.75% Medium Term
                 Note 11-15-2006............................            A           251,729          259,149
    500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                 2-15-2004..................................         BBB-           498,105          519,997
                                                                              -------------    -------------
                                                                                  1,248,919        1,321,751
                                                                              -------------    -------------
               BROKERAGE AND INVESTMENT-0.69%
    500,000    Bear Stearns Capital Trust I, 7.00% Variable
                 Rate Bond 1-15-2027........................          BBB           499,714          514,682
    750,000    Lehman Brothers Holdings, Inc., 7.375% Sr
                 Note 5-15-2004 (j).........................            A           747,486          792,626
                                                                              -------------    -------------
                                                                                  1,247,200        1,307,308
                                                                              -------------    -------------
               CHEMICALS-0.25%
    500,000    Lyondell Petrochemical, 7.55% Deb
                 2-15-2026..................................         BBB-           481,131          476,808
                                                                              -------------    -------------
               CONSUMER FINANCE-0.26%
    500,000    Beneficial Corp., 6.33% Medium Term Note
                 12-18-2000.................................            A           496,909          505,873
                                                                              -------------    -------------
               ENERGY-0.31%
    500,000    NGC Corp. Capital Trust, 8.32% 6-1-2027......          BBB           500,000          589,341
                                                                              -------------    -------------
               FINANCE COMPANIES-0.54%
    500,000    Homeside Lending, Inc., 6.875% Medium Term
                 Note 6-30-2002.............................           A+           499,869          517,580
    500,000    Prudential Insurance Co., 6.375% Sr Note
                 7-23-2006 (e)..............................           A+           497,809          506,327
                                                                              -------------    -------------
                                                                                    997,678        1,023,907
                                                                              -------------    -------------
               FOREIGN-GOVERNMENT-0.13%
    250,000    Poland (Republic of), 7.125% Yankee Bond
                 7-1-2004...................................         BBB-           248,898          250,625
                                                                              -------------    -------------
               FOREIGN-GOVERNMENT AGENCIES-0.28%
    500,000    Quebec (Province of), 7.50% Yankee Bond
                 7-15-2002..................................           A+           512,572          527,815
                                                                              -------------    -------------
               FOREST PRODUCTS-0.63%
    500,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           499,489          510,595
    600,000    Georgia-Pacific Corp., 9.625% Deb
                 3-15-2022..................................         BBB-           616,932          691,004
                                                                              -------------    -------------
                                                                                  1,116,421        1,201,599
                                                                              -------------    -------------
               HOUSING-0.27%
    500,000    Masco Corp., 6.625% 4-15-2018................           A-           499,301          506,021
                                                                              -------------    -------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1998

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
    Amount                                                     (Unaudited)      Cost (b)         Value (c)
   ---------                                                  -------------   -------------    -------------
               INDUSTRIAL-0.40%
   $750,000    Tyco International Group, 6.375% 6-15-2005...           A-     $     747,013    $     757,502
                                                                              -------------    -------------
               MISCELLANEOUS-0.30%
    100,000    New York (City of), 10.00% General Obligation
                 Taxable Bond Ser D 8-1-2005................           A-            99,057          113,050
    400,000    New York (City of), 10.00% General Obligation
                 Taxable Bond Ser D 8-1-2005 (Prerefunded
                 8-1-2001 @103).............................           A-           391,157          458,160
                                                                              -------------    -------------
                                                                                    490,214          571,210
                                                                              -------------    -------------
               NATURAL GAS TRANSMISSIONS-0.56%
    750,000    Tennessee Gas Pipeline, 7.50% Bond
                 4-1-2017...................................          BBB           738,409          800,369
    250,000    Trans-Canada Pipelines Ltd., 7.06% Note
                 10-14-2025.................................           A-           250,000          261,081
                                                                              -------------    -------------
                                                                                    988,409        1,061,450
                                                                              -------------    -------------
               REAL ESTATE-INVESTMENT TRUST-0.27%
    500,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-           523,146          513,277
                                                                              -------------    -------------
               SUPRANATIONAL-0.40%
    750,000    Corp Andina de Fomento, 7.10% Yankee Bond
                 2-1-2003...................................         BBB+           749,660          768,398
                                                                              -------------    -------------
               TELECOMMUNICATIONS-0.28%
    500,000    360 Communications Co., 7.50% Sr Note
                 3-1-2006...................................            A           499,058          537,040
                                                                              -------------    -------------
               TELEPHONE SERVICES-0.55%
    500,000    Century Telephone Enterprises, Inc., 6.15%
                 1-15-2005..................................         BBB+           499,296          499,571
    500,000    GTE Corp., 7.51% Note 4-1-2009...............            A           496,253          552,976
                                                                              -------------    -------------
                                                                                    995,549        1,052,547
                                                                              -------------    -------------
               UTILITIES-ELECTRIC-0.41%
    750,000    Texas Utilities Electric Capital V, 8.175%
                 1-30-2037..................................          BBB           750,000          791,708
                                                                              -------------    -------------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  14,087,122    $  14,857,989
                                                                              -------------    -------------
                                                                              -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-5.64%

--------------------------------------------------------------------------------
                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
    Amount                                                     (Unaudited)      Cost (b)         Value (c)
   ---------                                                  -------------   -------------    -------------
               BROADCASTING-0.27%
   $500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                 Sub Note 9-30-2005.........................            B     $     500,000    $     520,000
                                                                              -------------    -------------
               CABLE TELEVISION-0.87%
    500,000    Adelphia Communications, Inc., 9.25% Sr Note
                 10-1-2002..................................           NR           508,818          500,000
    504,088    Australis Media Ltd., 14.00% Sr Sub Disc Note
                 5-15-2003 (Zero coupon through 5-15-2000,
                 thereafter 15.75%) (a)(e)(g)...............            D           401,365                5
    500,000    CSC Holdings, Inc., 10.50% Sr Sub Deb
                 5-15-2016..................................          BB-           507,268          560,000
    500,000    Lenfest Communications, 8.25% Sr Sub Note
                 2-15-2008 (f)..............................          BB-           498,682          505,000
    500,000    Wireless One, Inc., 13.00% Sr Note
                 10-15-2003.................................         CCC+           490,736           85,000
                                                                              -------------    -------------
                                                                                  2,406,869        1,650,005
                                                                              -------------    -------------
               COMPUTER-HARDWARE-0.30%
    500,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-           538,604          567,500
                                                                              -------------    -------------
               ENERGY-0.24%
    500,000    Energy Corp. of America, 9.50% Sr Sub Note
                 5-15-2007..................................            B           500,000          455,000
                                                                              -------------    -------------
               ENTERTAINMENT-0.26%
    500,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                 8-15-2007..................................           B+           504,064          500,000
                                                                              -------------    -------------
               FOREIGN-GOVERNMENT-0.38%
    125,000    Korea (Republic of), 8.75% Note 4-15-2003
                 (j)........................................          BB+           119,302          106,567
    375,000    Korea (Republic of), 8.875% Note 4-15-2008
                 (j)........................................          BB+           370,046          264,971
    500,000    Philippines (Republic of), 8.875% Sr Note
                 4-15-2008 (j)..............................          BB+           497,441          350,000
                                                                              -------------    -------------
                                                                                    986,789          721,538
                                                                              -------------    -------------

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
    Amount                                                     (Unaudited)      Cost (b)         Value (c)
   ---------                                                  -------------   -------------    -------------
               HOUSING-0.28%
   $500,000    MDC Holdings, Inc., 11.125% Note
                 12-15-2003.................................          BB-     $     523,362    $     525,000
                                                                              -------------    -------------
               RESTAURANTS AND FRANCHISING-0.27%
    500,000    Tricon Global Restaurants, Inc., 7.65% Sr
                 Note 5-15-2008.............................           BB           498,900          512,630
                                                                              -------------    -------------
               STEEL AND IRON-0.26%
    500,000    Weirton Steel Corp., 11.375% Sr Note 7-1-2004
                 (j)........................................            B           542,638          505,000
                                                                              -------------    -------------
               TELECOMMUNICATIONS-1.70%
    500,000    Hyperion Telecommunication, 12.25% Sr Note
                 9-1-2004 (j)...............................            B           544,602          480,000
    250,000    Intermedia Communications, Inc., 8.50% Sr
                 Note 1-15-2008.............................            B           256,282          233,750
    500,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                 7-15-2005..................................           B-           558,375          465,000
    500,000    Nextel Communications, Inc., 10.35% Sr Disc
                 Note 9-15-2007 (Zero coupon through
                 9-15-2002, thereafter 10.65%) (g)..........         CCC+           336,371          302,500
    500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006
                 (j)........................................         CCC+           488,970          475,000
    500,000    Phonetel Technologies, Inc., 12.00% Sr Note
                 12-15-2006.................................          CCC           501,151          495,000
    500,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                 6-1-2008...................................          BB+           530,352          490,000
    500,000    Winstar Communications, Inc., 9.83% Sr Disc
                 Note 10-15-2005 (Zero coupon through
                 10-15-2000, thereafter 14.00%) (g)(j)......         CCC+           430,126          310,000
                                                                              -------------    -------------
                                                                                  3,646,229        3,251,250
                                                                              -------------    -------------
               TEXTILE MANUFACTURING-0.27%
    500,000    Pillowtex Corp., 10.00% Sr Sub Note
                 11-15-2006.................................           B+           524,742          512,500
                                                                              -------------    -------------
               TRANSPORTATION-0.28%
    500,000    Greyhound Lines, Inc., 11.50% Sr Note
                 4-15-2007..................................           B-           538,384          535,000
                                                                              -------------    -------------
               UTILITIES-ELECTRIC-0.26%
    500,000    Niagara Mohawk Power, 7.25% Sr Note
                 10-1-2002..................................          BB-           497,239          498,125
                                                                              -------------    -------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                  $  12,207,820    $  10,753,548
                                                                              -------------    -------------
                                                                              -------------    -------------

U.S. GOVERNMENT SECURITIES-12.98%

--------------------------------------------------------------------------------
    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.84%
                 MORTGAGE BACKED SECURITIES:
   $  660,201    6.00% 2013...................................   $     650,451    $     658,345
    1,800,000    6.00% 2013 (i)...............................       1,781,438        1,781,438
      278,616    6.30% 2008...................................         278,978          289,303
    2,971,380    6.50% 2028...................................       2,931,194        2,980,665
    1,459,552    6.63% 2005...................................       1,501,144        1,533,508
    2,262,640    7.00% 2028 (i)...............................       2,297,198        2,302,236
      439,716    7.50% 2027...................................         451,780          451,671
      928,109    8.00% 2025...................................         942,175          961,172
      168,898    9.00% 2016-2021..............................         166,836          178,345
                                                                 -------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................      11,001,194       11,136,683
                                                                 -------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                 0.85%
                 MORTGAGE BACKED SECURITIES:
    1,485,111    9.00% 2023...................................       1,533,377        1,585,355
       33,318    9.50% 2019...................................          33,047           35,983
                                                                 -------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................       1,566,424        1,621,338
                                                                 -------------    -------------
                 U.S. TREASURY SECURITIES - 6.29%
                 BONDS:
      250,000    8.125% 2021..................................         326,157          335,703
                                                                 -------------    -------------
                 NOTES:
      500,000    5.625% 1999 (j)..............................         501,182          502,657
    1,350,000    5.75% 2003 (j)...............................       1,361,814        1,390,923

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1998

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
   $3,350,000    6.125% 2007 (j)..............................   $   3,515,293    $   3,585,549
      400,000    6.25% 2002 (j)...............................         408,132          416,625
    4,685,000    6.375% 2000..................................       4,756,970        4,788,951
      400,000    6.625% 2002..................................         411,358          420,500
                                                                 -------------    -------------
                                                                    10,954,749       11,105,205
                                                                 -------------    -------------
                 STRIPS:
    1,000,000    5.98% Zero Coupon 2009 (g)...................         516,044          554,090
                                                                 -------------    -------------
                 TOTAL U.S. TREASURY SECURITIES...............      11,796,950       11,994,998
                                                                 -------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............      24,364,568       24,753,019
                                                                 -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $ 166,453,057    $ 180,636,730
                                                                 -------------    -------------
                                                                 -------------    -------------

SHORT-TERM INVESTMENTS-6.04%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-0.00%
   $    7,234    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.40%........   $       7,234
                                                                 -------------
                 INVESTMENT COMPANY-3.49%
    6,647,286    Norwest Advantage Cash Investment Fund,
                   Current rate -- 5.27%......................       6,647,287
                                                                 -------------
                 DIVERSIFIED FINANCE-0.46%
      871,000    Norwest Bank Associates Corp., Master
                   Variable Rate Note, Current
                   rate -- 5.43%..............................         871,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-2.09%
    4,000,000    Federal Home Loan Mortgage Corp., 5.57%,
                   10-2-1998..................................       3,980,622
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      11,506,143
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $177,959,200) (b)..........................   $ 192,142,873
                                                                 -------------
                                                                 -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At August 31, 1998, the cost of securities for federal income tax purposes was $177,959,200 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 28,543,221
          Unrealized depreciation...........................   (14,359,548)
          ----------------------------------------------------------------
          Net unrealized appreciation.......................  $ 14,183,673
          ----------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.51% of total net assets as of August 31, 1998.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired  Shares/Par   Security                                                                              Cost Basis
-------------  -----------  ------------------------------------------------------------------------------------  -----------
1997              504,088   Australis Media Ltd. due 2000                                                          $ 401,365
1996              845,390   DLJ Mortgage Acceptance Corp. due 2028 -- 144A                                           851,604
1998                  250   Highwaymaster Communications, Inc. (Warrants) -- 144A                                      4,547
1998              500,000   Prudential Insurance Co. due 2006 -- 144A                                                497,809

     The aggregate value of these securities at August 31, 1998, was $1,401,257, which represents .73% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at August 31, 1998, was $1,437,827, which represents .75% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at August 31, 1998, based upon the estimated timing and amount of future cash flows. These investments have been identified by portfolio management as liquid securities. The aggregate value of these securities at August 31, 1998, was $390,222, which represents .20% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at August 31, 1998, was $4,078,636. See Note 1 of accompanying Notes to Financial Statements.
 (j) Security is fully or partially on loan at August 31, 1998. See Note 1 of accompanying Notes to Financial Statements.
  * Moody's Rating

FORTIS STOCK FUNDS
VALUE FUND
Schedule of Investments
August 31, 1998

COMMON STOCKS-86.32%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              BANKS-3.41%
     16,800   Bank of New York Company, Inc................   $    420,959    $    406,350
      6,900   Chase Manhattan Corp.........................        396,223         365,700
     13,600   U.S. Bancorp.................................        464,352         464,100
                                                              ------------    ------------
                                                                 1,281,534       1,236,150
                                                              ------------    ------------
              BROADCASTING-0.61%
      5,900   Comcast Corp. Special Class A................        186,894         220,512
                                                              ------------    ------------
              BUILDING MATERIALS-3.83%
     28,600   Masco Corp...................................        775,431         657,800
     20,800   Owens Corning................................        839,797         729,300
                                                              ------------    ------------
                                                                 1,615,228       1,387,100
                                                              ------------    ------------
              CHEMICALS-1.26%
      7,900   Du Pont (E.I.) de Nemours & Co...............        464,330         455,731
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-0.67%
      8,000   Air Products and Chemicals, Inc..............        255,737         244,500
                                                              ------------    ------------
              COMPUTER-COMMUNICATIONS EQUIPMENT-2.93%
     28,500   Diebold, Inc.................................        702,228         623,437
     11,100   Sun Microsystems, Inc. (a)...................        502,067         439,837
                                                              ------------    ------------
                                                                 1,204,295       1,063,274
                                                              ------------    ------------
              COMPUTER-SOFTWARE-0.79%
      8,700   Sterling Commerce, Inc. (a)..................        352,531         287,100
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-2.60%
      5,000   Crown Cork & Seal Company, Inc...............        177,510         163,750
     30,420   Sonoco Products Co...........................        966,128         779,512
                                                              ------------    ------------
                                                                 1,143,638         943,262
                                                              ------------    ------------
              DRUGS-5.38%
     12,300   Abbott Laboratories..........................        466,917         473,550
      5,900   Bristol-Myers Squibb Co......................        671,344         577,462
     12,300   Pharmacia and UpJohn, Inc....................        585,604         511,219
      4,500   Schering-Plough Corp.........................        440,951         387,000
                                                              ------------    ------------
                                                                 2,164,816       1,949,231
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-1.96%
      8,900   General Electric Co..........................        663,099         712,000
                                                              ------------    ------------
              ELECTRIC-COMPONENTS AND PARTS-2.92%
     22,200   Hubbell, Inc. Class B........................        958,296         793,650
     11,500   SCI Systems, Inc. (a)........................        343,473         263,781
                                                              ------------    ------------
                                                                 1,301,769       1,057,431
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-4.25%
     26,300   American Power Conversion Corp. (a)..........        818,126         710,100
     19,500   Cooper Industries, Inc.......................        950,764         829,969
                                                              ------------    ------------
                                                                 1,768,890       1,540,069
                                                              ------------    ------------
              FINANCIAL SERVICES-5.00%
      7,700   Fannie Mae...................................        404,218         437,456
      6,000   Finova Group, Inc............................        337,609         267,750
     13,100   Household International, Inc.................        559,039         483,881
      6,700   J.P. Morgan & Company, Inc...................        844,142         623,100
                                                              ------------    ------------
                                                                 2,145,008       1,812,187
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              FOOD-1.15%
     16,800   ConAgra, Inc.................................   $    423,400    $    415,800
                                                              ------------    ------------
              FREIGHT CARRIERS-0.73%
      8,500   CNF Transportation, Inc......................        350,531         265,625
                                                              ------------    ------------
              HEALTH CARE SERVICES-2.96%
     11,500   Quorum Health Group, Inc. (a)................        218,730         218,500
     33,100   Tenet Healthcare Corp. (a)...................      1,023,425         854,394
                                                              ------------    ------------
                                                                 1,242,155       1,072,894
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.17%
     11,100   Kimberly-Clark Corp..........................        483,315         423,188
                                                              ------------    ------------
              INSURANCE-3.10%
      4,800   American International Group, Inc............        403,746         371,100
     16,800   Hartford Financial Services Group, Inc.......        776,159         751,800
                                                              ------------    ------------
                                                                 1,179,905       1,122,900
                                                              ------------    ------------
              MACHINERY-SPECIALTY-0.66%
      6,000   Ingersoll-Rand Co............................        268,231         238,500
                                                              ------------    ------------
              MEDICAL SUPPLIES-0.37%
      2,500   Baxter International, Inc....................        146,244         133,125
                                                              ------------    ------------
              METALS-FABRICATING-2.37%
     18,000   Newell Co....................................        858,380         859,500
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-1.18%
     10,100   Enron Corp...................................        455,583         427,356
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-1.89%
     18,300   Compaq Computer Corp.........................        604,073         511,256
      2,000   Xerox Corp...................................        211,134         175,625
                                                              ------------    ------------
                                                                   815,207         686,881
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-5.81%
     29,000   Apache Corp..................................        731,894         663,375
      7,500   Burlington Resources, Inc. (f)...............        274,638         221,719
     13,800   Chevron Corp.................................      1,065,638       1,022,063
      5,000   Royal Dutch Petroleum Co. NY Shares..........        262,175         198,750
                                                              ------------    ------------
                                                                 2,334,345       2,105,907
                                                              ------------    ------------
              OIL-REFINING-1.09%
      8,700   Ashland, Inc.................................        469,995         396,394
                                                              ------------    ------------
              PAPER-6.76%
     29,343   Fort James Corp..............................      1,014,879         854,615
     29,600   Mead Corp....................................        925,484         810,300
     17,500   Temple-Inland, Inc...........................        897,378         784,219
                                                              ------------    ------------
                                                                 2,837,741       2,449,134
                                                              ------------    ------------
              PUBLISHING-2.27%
     10,800   McGraw Hill Companies, Inc...................        804,215         823,500
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-1.10%
     10,000   Union Pacific Corp...........................        423,439         398,125
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-3.71%
     32,200   Indymac Mortgage Holdings, Inc...............        713,239         631,925
     30,300   Manufactured Home Communities, Inc...........        782,914         713,944
                                                              ------------    ------------
                                                                 1,496,153       1,345,869
                                                              ------------    ------------
              RETAIL-LEISURE TIME-0.52%
      6,000   Consolidated Stores Corp. (a)................        224,210         189,000
                                                              ------------    ------------

FORTIS STOCK FUNDS
VALUE FUND (CONTINUED)
Schedule of Investments
August 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              RETAIL-SPECIALTY-1.17%
     16,400   AutoZone, Inc. (a)...........................   $    538,443    $    425,375
                                                              ------------    ------------
              TELEPHONE SERVICES-3.74%
      8,402   Bell Atlantic Corp...........................        371,762         370,738
     15,500   SBC Communications, Inc. (f).................        518,214         589,000
      5,900   Sprint Corp..................................        250,092         395,669
                                                              ------------    ------------
                                                                 1,140,068       1,355,407
                                                              ------------    ------------
              UNIT INVESTMENT TRUST-2.69%
     10,200   S & P 500 Depositary Receipt (f).............        984,743         976,013
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              UTILITIES-ELECTRIC-5.03%
     11,500   CalEnergy Company, Inc. (a)(f)...............   $    326,010    $    292,531
     18,900   CMS Energy Corp..............................        768,254         799,706
      6,100   Duke Energy Corp.............................        336,533         380,488
      7,600   New Century Energies, Inc....................        355,355         350,550
                                                              ------------    ------------
                                                                 1,786,152       1,823,275
                                                              ------------    ------------
              WASTE DISPOSAL-1.24%
     10,200   Waste Management, Inc. (a)...................        512,677         450,075
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 34,322,901    $ 31,292,390
                                                              ------------    ------------
                                                              ------------    ------------

PREFERRED STOCKS-4.02%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              COMPUTER-SOFTWARE-2.41%
    18,500    Wang Labs 6.50% Conv. Preferred Series B.....   $   963,100     $   874,125
                                                              ------------    ------------
              FINANCIAL SERVICES-1.61%
    34,300    Sun Financing 7.00% Conv. Preferred (e)......       773,051         583,100
                                                              ------------    ------------
              TOTAL PREFERRED STOCKS.......................     1,736,151       1,457,225
                                                              ------------    ------------
              TOTAL LONG-TERM INVESTMENTS..................   $36,059,052     $32,749,615
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-10.77%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-0.01%
   $    1,158    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.40%........   $     1,158
                                                                 ------------
                 INVESTMENT COMPANY-3.58%
    1,296,420    Norwest Advantage Cash Investment
                   Fund -- CURRENT RATE -- 5.27%..............     1,296,420
                                                                 ------------
                 DIVERSIFIED FINANCE-4.43%
    1,607,000    Norwest Bank Associates Corp., Master
                   Variable Rate Note, Current
                   rate -- 5.43%..............................     1,607,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-2.75%
    1,000,000    Federal Home Loan Mortgage Corp., 5.57%,
                   9-14-1998..................................       997,877
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     3,902,455
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $39,961,507) (b)...........................   $36,652,070
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At August 31, 1998, the cost of securities for federal income tax purposes was $40,828,504 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.........................................................................................  $   740,862
Unrealized depreciation.........................................................................................   (4,917,296)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation.....................................................................................  $(4,176,434)
-----------------------------------------------------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .55% of total net assets as of August 31, 1998.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other 'accredited investors'. This investment has been identified by portfolio management as an illiquid security. The portfolio entered into the following Section 144A security transaction: in 1998 the portfolio acquired 34,300 shares of Sun Financing preferred stock with a cost basis of $773,051. The value of this security at August 31, 1998 is $583,100 which represents 1.61% of total net assets.
 (f) Security is fully or partially on loan at August 31, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS STOCK FUNDS
GROWTH & INCOME FUND
Schedule of Investments
August 31, 1998

COMMON STOCKS-81.04%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (a)       Value (b)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT-1.05%
      5,000   United Technologies Corp.....................   $    359,512    $    362,812
                                                              ------------    ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-2.13%
     13,500   Genuine Parts Co.............................        441,333         422,719
     10,000   Tenneco, Inc.................................        442,494         316,875
                                                              ------------    ------------
                                                                   883,827         739,594
                                                              ------------    ------------
              BANKS-3.81%
     11,350   Banc One Corp................................        510,589         431,300
      4,000   Fleet Financial Group, Inc...................        284,240         262,250
      2,265   U.S. Bancorp.................................         56,223          77,293
     11,000   Valley National Bancorp......................        385,999         299,750
      7,800   Washington Mutual, Inc. (e)..................        295,151         249,600
                                                              ------------    ------------
                                                                 1,532,202       1,320,193
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-2.34%
      5,000   Deluxe Corp..................................        189,509         145,000
     14,000   Omnicom Group, Inc...........................        492,032         666,750
                                                              ------------    ------------
                                                                   681,541         811,750
                                                              ------------    ------------
              CHEMICALS-1.08%
      6,500   Du Pont (E.I.) de Nemours & Co...............        481,867         374,969
                                                              ------------    ------------
              CONSUMER GOODS-0.70%
      8,800   Fortune Brands, Inc..........................        304,919         242,550
                                                              ------------    ------------
              DIVERSIFIED COMPANIES-1.26%
      3,200   Chemed Corp..................................        127,328          94,200
      5,000   Minnesota Mining and Manufacturing Co.               407,578         342,500
                                                              ------------    ------------
                                                                   534,906         436,700
                                                              ------------    ------------
              DRUGS-9.17%
     10,600   Abbott Laboratories..........................        314,524         408,100
     13,000   American Home Products Corp..................        465,730         651,625
     11,000   Glaxo Wellcome plc ADR (e)...................        465,500         611,187
      5,500   Johnson & Johnson............................        372,295         379,500
      4,000   Merck & Co., Inc.............................        348,981         463,750
     16,000   Pharmacia and UpJohn, Inc....................        631,339         665,000
                                                              ------------    ------------
                                                                 2,598,369       3,179,162
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-1.73%
      7,500   General Electric Co..........................        421,048         600,000
                                                              ------------    ------------
              FINANCIAL SERVICES-5.37%
      5,700   American Express Co..........................        542,717         444,600
      3,900   Fannie Mae...................................        144,347         221,569
     20,000   Household International, Inc.................        641,815         738,750
      6,300   Marsh and McLennan Companies, Inc............        328,037         305,550
      6,468   MBNA Corp. (e)...............................         93,145         151,998
                                                              ------------    ------------
                                                                 1,750,061       1,862,467
                                                              ------------    ------------
              FOOD-4.04%
     12,000   Groupe Danone ADR............................        431,348         609,000
      8,400   Heinz (H.J.) Co..............................        347,913         447,825
      6,500   Quaker Oats Co...............................        295,200         345,312
                                                              ------------    ------------
                                                                 1,074,461       1,402,137
                                                              ------------    ------------
              HAND TOOLS AND GENERAL HARDWARE-0.64%
      8,500   Snap-On, Inc.................................        307,430         223,125
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (a)       Value (b)
   --------                                                   ------------    ------------
              HOUSEHOLD PRODUCTS-1.39%
      5,000   Clorox Co....................................   $    329,895    $    482,188
                                                              ------------    ------------
              INSURANCE-2.19%
     20,000   LaSalle Re Holdings Ltd. (e).................        698,098         587,500
      2,000   Lincoln National Corp........................        191,065         172,000
                                                              ------------    ------------
                                                                   889,163         759,500
                                                              ------------    ------------
              LEISURE TIME-AMUSEMENTS-1.40%
     20,000   Royal Caribbean Cruises Ltd. (e).............        406,250         485,000
                                                              ------------    ------------
              MACHINERY-OIL AND WELL-0.79%
      4,500   Dresser Industries, Inc......................        136,780         115,031
      6,000   Halliburton Co...............................        205,660         159,375
                                                              ------------    ------------
                                                                   342,440         274,406
                                                              ------------    ------------
              MEDICAL SUPPLIES-1.08%
      7,000   Baxter International, Inc....................        325,992         372,750
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-5.19%
      6,900   Columbia Energy Group........................        393,583         343,275
     15,072   El Paso Energy Corp..........................        402,835         373,974
     17,712   Enron Corp...................................        737,108         749,439
     14,400   Williams Companies, Inc......................        346,937         331,200
                                                              ------------    ------------
                                                                 1,880,463       1,797,888
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-5.54%
     10,000   Amoco Corp...................................        402,123         453,125
      6,000   Exxon Corp...................................        318,656         392,625
      7,500   Mobil Corp...................................        543,233         518,438
     10,000   Texaco, Inc..................................        500,373         555,625
                                                              ------------    ------------
                                                                 1,764,385       1,919,813
                                                              ------------    ------------
              PHOTOGRAPHIC-1.80%
      8,000   Eastman Kodak Co.............................        550,478         625,000
                                                              ------------    ------------
              PUBLISHING-3.77%
     13,500   McGraw Hill Companies, Inc...................        906,467       1,029,375
     14,200   Readers Digest Association, Inc. Class A
                (e)........................................        390,938         278,675
                                                              ------------    ------------
                                                                 1,297,405       1,308,050
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-0.10%
      9,000   Tranz Rail Holdings Ltd. ADR (e).............        136,375          36,000
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-5.24%
     18,000   Cornerstone Properties, Inc..................        279,084         258,750
      7,500   Crescent Real Estate Equities Co.............        207,327         172,500
     11,140   Equity Office Properties Trust...............        258,587         252,739
     19,235   Excel Realty Trust, Inc......................        502,263         449,618
      6,000   Highwoods Properties, Inc....................        190,154         152,625
      8,000   Manufactured Home Communities, Inc...........        208,480         188,500
      4,000   Spieker Properties, Inc......................        143,869         142,250
      5,500   Starwood Hotels & Resorts....................        286,173         200,750
                                                              ------------    ------------
                                                                 2,075,937       1,817,732
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-0.66%
      5,000   Sears Roebuck & Co...........................        273,120         227,188
                                                              ------------    ------------

FORTIS STOCK FUNDS
GROWTH & INCOME FUND (CONTINUED)
Schedule of Investments
August 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (a)       Value (b)
   --------                                                   ------------    ------------
              RETAIL-SPECIALTY-1.85%
      8,200   Intimate Brands, Inc.........................   $    147,733    $    151,700
     13,500   Rite Aid Corp................................        344,341         488,531
                                                              ------------    ------------
                                                                   492,074         640,231
                                                              ------------    ------------
              SHIP BUILDING, SHIPPING-1.90%
      6,600   Knightsbridge Tankers Ltd....................        140,936         136,950
     10,000   Sea Containers Ltd. Class A..................        433,616         300,625
     12,000   Teekay Shipping Corp.........................        311,250         222,750
                                                              ------------    ------------
                                                                   885,802         660,325
                                                              ------------    ------------
              TELECOMMUNICATIONS-1.69%
     12,400   Ameritech Corp...............................        481,297         584,350
                                                              ------------    ------------
              TELEPHONE SERVICES-8.20%
     10,000   ALLTEL Corp..................................        432,195         451,250
     23,000   Frontier Corp................................        653,025         698,625
                                                                                 Market
    Shares                                                      Cost (a)       Value (b)
   --------                                                   ------------    ------------
     10,400   GTE Corp.....................................   $    505,272    $    520,000
     18,000   SBC Communications, Inc. (e).................        584,950         684,000
      9,400   U.S. West, Inc...............................        372,996         488,800
                                                              ------------    ------------
                                                                 2,548,438       2,842,675
                                                              ------------    ------------
              TOBACCO-1.71%
     14,300   Philip Morris Companies, Inc.................        573,942         594,344
                                                              ------------    ------------
              UTILITIES-ELECTRIC-3.22%
     10,128   Duke Energy Corp.............................        420,128         631,734
     27,000   Endesa S.A. ADR..............................        507,710         486,000
                                                              ------------    ------------
                                                                   927,838       1,117,734
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 27,111,437    $ 28,100,633
                                                              ------------    ------------
                                                              ------------    ------------

PREFERRED STOCKS-4.74%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (a)       Value (b)
   --------                                                   ------------    ------------
              CONSTRUCTION-0.65%
     5,500    Sealed Air Corp., Conv., Ser A...............   $   354,052     $   226,187
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-0.45%
     5,000    Crown Cork and Seal Co, Inc., Conv. 4.50%....       242,016         156,875
                                                              ------------    ------------
              INSURANCE-1.47%
    10,000    Sunamerica, Inc., Conv. 8.50%................       415,108         508,750
                                                              ------------    ------------
              MEDIA-0.44%
     6,000    Metromedia International Group, Inc., Cumm.
                Conv. 7.25%................................       300,000         153,000
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-0.67%
     7,000    Nuevo Energy Co., Conv., Ser A, 5.75% (e)....       339,050         231,000
                                                              ------------    ------------
              UTILITIES-ELECTRIC-1.06%
     7,500    AES Corp., Conv., Ser A "Tecons", 5.375%.....       425,599         368,438
                                                              ------------    ------------
              TOTAL PREFERRED STOCKS.......................   $ 2,075,825     $ 1,644,250
                                                              ------------    ------------
                                                              ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-0.67%

--------------------------------------------------------------------------------
                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                          Market
    Amount                                                     (Unaudited)      Cost (a)       Value (b)
   ---------                                                  -------------   ------------    ------------
               WASTE DISPOSAL-0.67%
   $200,000    Waste Management, 4.00% Conv. Sub Note
                 2-1-2002...................................          BBB     $   203,875     $   232,000
                                                                              ------------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-2.38%

--------------------------------------------------------------------------------
                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                          Market
    Amount                                                     (Unaudited)      Cost (a)       Value (b)
   ---------                                                  -------------   ------------    ------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.92%
   $300,000    Assisted Living Concepts, Inc., 5.625% Conv.
                 5-1-2003 (d)...............................           NR     $   300,000     $   241,875
    100,000    Centocor Inc., 4.75% Conv. 2-15-2005 (d).....           NR         100,000          95,125

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                          Market
    Amount                                                     (Unaudited)      Cost (a)       Value (b)
   ---------                                                  -------------   ------------    ------------
   $400,000    Cypress Semiconductor, Corp., 6.00% Conv.
                 10-1-2002 (d)..............................            B     $   400,000     $   330,000
                                                                              ------------    ------------
                                                                                  800,000         667,000
                                                                              ------------    ------------
               METALS-MINING AND MISCELLANEOUS-0.46%
    250,000    Coeur D'Alene Mines, Corp., 7.25% Conv. Sub
                 Deb 10-31-2005 (d).........................         CCC+         250,000         160,312
                                                                              ------------    ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                    1,050,000         827,312
                                                                              ------------    ------------
               TOTAL LONG-TERM INVESTMENTS..................                  $30,441,137     $30,804,195
                                                                              ------------    ------------
                                                                              ------------    ------------

SHORT-TERM INVESTMENTS-10.92%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (b)
   -----------                                                   ------------
                 BANKS-0.00%
   $    1,028    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.40%........   $     1,028
                                                                 ------------
                 INVESTMENT COMPANY-4.38%
    1,516,642    Norwest Advantage Cash Investment Fund,
                   Current rate -- 5.27%......................     1,516,642
                                                                 ------------
                 DIVERSIFIED FINANCE-5.10%
    1,769,000    Norwest Bank Associates Corp., Master
                   Variable Rate Note, Current
                   rate -- 5.43%..............................     1,769,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-1.44%
      500,000    Federal National Mortgage Association, 5.56%,
                   9-18-1998..................................       498,635
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     3,785,305
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $34,226,442) (a)...........................   $34,589,500
                                                                 ------------
                                                                 ------------

 (a) At August 31, 1998, the cost of securities for federal income tax purposes was $34,226,442 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 3,441,923
          Unrealized depreciation...........................   (3,078,865)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $   363,058
          ---------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.11% of total net assets as of August 31, 1998.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired  Shares/Par   Security                                                                              Cost Basis
-------------  -----------  ------------------------------------------------------------------------------------  -----------
1998              300,000   Assisted Living Concepts, Inc. 2003 -- 144A                                            $ 300,000
1998              100,000   Centocor, Inc. 2005 -- 144A                                                              100,000
1997              250,000   Coeur D' Alene Mines, Corp. 2005 -- 144A                                                 250,000
1997              400,000   Cypress Semiconductor, Corp. 2002 -- 144A                                                400,000

     The aggregate value of these securities at August 31, 1998, was $827,312, which represents 2.38% of total net assets.
 (e) Security is fully or partially on loan at August 31, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS STOCK FUNDS
CAPITAL FUND
Schedule of Investments
August 31, 1998

COMMON STOCKS-83.18%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-1.82%
     109,100   Interpublic Group of Companies, Inc. (e).....   $   4,467,826    $   6,218,700
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-1.00%
      57,000   Magna International, Inc. Class A (e)........       2,701,705        3,416,437
                                                               -------------    -------------
               BEVERAGE-0.45%
      95,800   Panamerican Beverages, Inc. Class A (e)......       2,564,008        1,526,812
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-1.98%
     111,000   Amgen, Inc. (a)..............................       6,710,001        6,757,125
                                                               -------------    -------------
               BROADCASTING-1.88%
      67,000   USA Networks, Inc. (a).......................       2,040,505        1,314,875
     103,000   Viacom, Inc. Class B (a) (e).................       5,304,977        5,111,375
                                                               -------------    -------------
                                                                   7,345,482        6,426,250
                                                               -------------    -------------
               BUILDING MATERIALS-1.67%
     248,000   Masco Corp...................................       6,818,049        5,704,000
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-5.23%
      72,000   Computer Sciences Corp. (a)..................       3,946,419        4,072,500
     177,000   Fiserv, Inc. (a).............................       4,663,574        6,903,000
      90,000   Gartner Group, Inc. Class A (a) (e)..........       3,167,631        2,081,250
      33,000   IMS Health, Inc..............................       1,295,435        1,815,000
      66,000   Ingram Micro, Inc. Class A (a) (e)...........       1,310,320        2,970,000
                                                               -------------    -------------
                                                                  14,383,379       17,841,750
                                                               -------------    -------------
               CHEMICALS-1.68%
     105,000   Monsanto Co. (e).............................       4,323,566        5,742,187
                                                               -------------    -------------
               CHEMICALS-SPECIALTY-0.60%
      56,600   Minerals Technologies, Inc...................       2,889,674        2,055,287
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-4.22%
      63,000   Cisco Systems, Inc. (a)......................       1,040,526        5,158,125
     127,000   Sun Microsystems, Inc. (a)...................       6,068,922        5,032,375
     234,000   Unisys Corp. (a).............................       5,619,696        4,197,375
                                                               -------------    -------------
                                                                  12,729,144       14,387,875
                                                               -------------    -------------
               COMPUTER-SOFTWARE-4.28%
      41,000   America Online, Inc. (a) (e).................       2,077,837        3,359,437
     100,000   Microsoft Corp. (a)..........................       2,545,880        9,593,750
      50,000   Sterling Commerce, Inc. (a)..................       1,775,665        1,650,000
                                                               -------------    -------------
                                                                   6,399,382       14,603,187
                                                               -------------    -------------
               CONSUMER GOODS-0.85%
      40,000   Colgate-Palmolive Co.........................       3,795,556        2,885,000
                                                               -------------    -------------
               DRUGS-9.37%
      64,000   Biovail Corp. International (a) (e)..........       2,208,888        1,796,000
     119,000   Forest Laboratories, Inc. (a) (e)............       2,348,561        3,897,250
      50,000   Johnson & Johnson............................       3,877,205        3,450,000
      80,000   Lilly (Eli) & Co. (with rights)..............       5,626,300        5,240,000
     191,000   Mylan Laboratories, Inc. (e).................       3,486,385        4,369,125
      90,000   Pharmacia and UpJohn, Inc....................       4,349,034        3,740,625
      52,000   SmithKline Beecham plc ADR...................       3,051,490        2,957,500

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     100,000   Warner-Lambert Co............................   $   3,796,738    $   6,525,000
                                                               -------------    -------------
                                                                  28,744,601       31,975,500
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-1.62%
      69,000   General Electric Co..........................       5,859,633        5,520,000
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.63%
      50,000   Motorola, Inc................................       2,747,559        2,153,125
                                                               -------------    -------------
               FINANCIAL SERVICES-2.92%
      40,000   American Express Co..........................       4,217,223        3,120,000
      98,000   Fannie Mae...................................         857,500        5,567,625
      55,000   MBNA Corp. (e)...............................         350,109        1,292,500
                                                               -------------    -------------
                                                                   5,424,832        9,980,125
                                                               -------------    -------------
               FOOD-1.99%
     134,000   Groupe Danone ADR............................       4,414,377        6,800,500
                                                               -------------    -------------
               HEALTH CARE SERVICES-1.54%
      60,000   Cardinal Health, Inc.........................       3,060,700        5,250,000
                                                               -------------    -------------
               HOTEL AND GAMING-1.00%
      91,000   Sun International Hotels Ltd. (a)(e).........       4,349,186        3,429,563
                                                               -------------    -------------
               INSURANCE-5.48%
     130,500   American International Group, Inc............       5,810,114       10,089,281
     133,000   Hartford Life, Inc. Class A (e)..............       4,545,849        6,816,250
      21,000   Lincoln National Corp........................       2,007,370        1,806,000
                                                               -------------    -------------
                                                                  12,363,333       18,711,531
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-0.30%
     170,000   Royal Olympic Cruise Lines, Inc. (a)(e)             1,838,591        1,020,000
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-1.67%
     111,000   Medtronic, Inc. (with rights)................         689,712        5,702,625
                                                               -------------    -------------
               MOTION PICTURES-0.54%
     112,000   Cinar Films, Inc. Class B (a)................       1,885,000        1,855,000
                                                               -------------    -------------
               NATURAL GAS TRANSMISSIONS-1.54%
      81,000   Enron Corp...................................       4,278,029        3,427,313
      80,000   Williams Companies, Inc......................       2,265,304        1,840,000
                                                               -------------    -------------
                                                                   6,543,333        5,267,313
                                                               -------------    -------------
               OFFICE EQUIPMENT AND SUPPLIES-1.88%
     120,000   Compaq Computer Corp. (e)....................       3,839,178        3,352,500
      68,000   EMC Corp. (a)(e).............................       2,972,926        3,072,750
                                                               -------------    -------------
                                                                   6,812,104        6,425,250
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-1.53%
      60,000   Camco International, Inc.....................       3,175,970        3,015,000
      50,000   Schlumberger Ltd.............................       2,311,138        2,190,625
                                                               -------------    -------------
                                                                   5,487,108        5,205,625
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-1.30%
      68,000   Exxon Corp...................................       4,967,162        4,449,750
                                                               -------------    -------------
               PUBLISHING-2.36%
      81,000   New York Times Co. Class A...................       2,857,680        2,349,000
      71,000   Time Warner, Inc.............................       3,319,250        5,706,625
                                                               -------------    -------------
                                                                   6,176,930        8,055,625
                                                               -------------    -------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               RESTAURANTS AND FRANCHISING-1.24%
      75,500   McDonald's Corp..............................   $   4,779,115    $   4,232,719
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-1.96%
     112,000   Kohl's Corp. (a).............................       1,097,124        5,089,000
      63,000   Proffitt's, Inc. (a).........................       2,221,254        1,606,500
                                                               -------------    -------------
                                                                   3,318,378        6,695,500
                                                               -------------    -------------
               RETAIL-DISCOUNT STORES-3.56%
     101,000   Costco Companies, Inc. (a)...................       2,134,563        4,753,313
     225,000   Kmart Corp. (a)(e)...........................       3,670,263        2,868,750
      77,000   Wal-Mart Stores, Inc. (e)....................       4,006,452        4,523,750
                                                               -------------    -------------
                                                                   9,811,278       12,145,813
                                                               -------------    -------------
               RETAIL-GROCERY-0.99%
      75,000   Kroger Co. (a)...............................       3,978,180        3,375,000
                                                               -------------    -------------
               RETAIL-SPECIALTY-4.23%
      54,000   AutoZone, Inc. (a)...........................       2,005,576        1,400,625
     156,000   Home Depot, Inc..............................         832,336        6,006,000
      96,000   Tiffany & Co.................................       4,590,897        3,570,000
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      90,000   Walgreen Co. (e).............................   $   2,734,361    $   3,465,000
                                                               -------------    -------------
                                                                  10,163,170       14,441,625
                                                               -------------    -------------
               TELEPHONE SERVICES-5.94%
      83,000   AirTouch Communications, Inc. (a)(e)                2,305,582        4,668,750
     197,500   Frontier Corp................................       5,512,089        5,999,063
      40,900   MCI Communications Corp......................       1,644,262        2,045,000
     100,000   Vanguard Cellular Systems, Inc. Class A
                 (a)........................................       2,281,939        1,875,000
     138,600   WorldCom, Inc. (a)(e)........................         740,287        5,673,938
                                                               -------------    -------------
                                                                  12,484,159       20,261,751
                                                               -------------    -------------
               TOYS-0.73%
      77,000   Mattel, Inc..................................         396,750        2,492,875
                                                               -------------    -------------
               UTILITIES-ELECTRIC-2.23%
     164,000   AES Corp. (a)................................       3,911,949        4,469,000
     175,000   Endesa S.A. ADR (e)..........................       3,940,650        3,150,000
                                                               -------------    -------------
                                                                   7,852,599        7,619,000
                                                               -------------    -------------
               WASTE DISPOSAL-0.97%
      75,000   Waste Management, Inc. (a)...................       2,679,864        3,309,375
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 231,955,426    $ 283,939,800
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-12.38%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-0.01%
   $    13,445    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 5.40%........   $      13,445
                                                                  -------------
                  INVESTMENT COMPANY-2.35%
     8,025,397    Norwest Advantage Cash Investment Fund,
                    Current rate -- 5.27%......................       8,025,397
                                                                  -------------
                  DIVERSIFIED FINANCE-4.59%
    15,671,000    Norwest Bank Associates Corp., Master
                    Variable Rate Note, Current
                    rate -- 5.43%..............................      15,671,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-5.43%
    11,200,000    Federal Home Loan Mortgage Corp., 5.57%,
                    9-14-1998..................................      11,176,218
     5,000,000    Federal Home Loan Mortgage Corp., 5.57%,
                    10-2-1998..................................       4,975,778
     2,400,000    Federal National Mortgage Assoc., 5.58%,
                    9-17-1998..................................       2,393,801
                                                                  -------------
                                                                     18,545,797
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      42,255,639
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $274,211,065) (b)..........................   $ 326,195,439
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At August 31, 1998, the cost of securities for federal income tax purposes was $274,267,107 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 76,789,495
          Unrealized depreciation...........................   (24,861,163)
          ----------------------------------------------------------------
          Net unrealized appreciation.......................  $ 51,928,332
          ----------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.30% of total net assets as of August 31, 1998.
 (e) Security is fully or partially on loan at August 31, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS STOCK FUNDS
FIDUCIARY FUND, INC.
Schedule of Investments
August 31, 1998

COMMON STOCKS-82.55%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              ADVERTISING-PUBLIC RELATIONS-1.82%
     28,100   Interpublic Group of Companies, Inc..........   $  1,151,275    $  1,601,700
                                                              ------------    ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.99%
     14,500   Magna International, Inc. Class A (e)........        686,778         869,094
                                                              ------------    ------------
              BEVERAGE-0.42%
     23,000   Panamerican Beverages, Inc. Class A..........        615,561         366,562
                                                              ------------    ------------
              BIOMEDICS, GENETICS RESEARCH AND
              DEVELOPMENT-1.98%
     28,500   Amgen, Inc. (a)..............................      1,737,356       1,734,937
                                                              ------------    ------------
              BROADCASTING-1.85%
     17,000   USA Networks, Inc. (a).......................        517,740         333,625
     26,000   Viacom, Inc. Class B (a).....................      1,253,196       1,290,250
                                                              ------------    ------------
                                                                 1,770,936       1,623,875
                                                              ------------    ------------
              BUILDING MATERIALS-1.62%
     62,000   Masco Corp...................................      1,702,425       1,426,000
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-5.17%
     18,000   Computer Sciences Corp. (a)..................        987,154       1,018,125
     45,000   Fiserv, Inc. (a).............................      1,190,478       1,755,000
     24,000   Gartner Group, Inc. Class A (a)(e)...........        845,409         555,000
      9,000   IMS Health, Inc..............................        354,838         495,000
     16,000   Ingram Micro, Inc. Class (a)(e)..............        318,024         720,000
                                                              ------------    ------------
                                                                 3,695,903       4,543,125
                                                              ------------    ------------
              CHEMICALS-1.68%
     27,000   Monsanto Co..................................      1,127,873       1,476,562
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-0.62%
     14,900   Minerals Technologies, Inc...................        760,709         541,056
                                                              ------------    ------------
              COMPUTER-COMMUNICATIONS EQUIPMENT-4.19%
     16,000   Cisco Systems, Inc. (a)......................        307,377       1,310,000
     32,300   Sun Microsystems, Inc. (a)...................      1,543,416       1,279,887
     60,500   Unisys Corp. (a).............................      1,455,462       1,085,219
                                                              ------------    ------------
                                                                 3,306,255       3,675,106
                                                              ------------    ------------
              COMPUTER-SOFTWARE-4.20%
     10,500   America Online, Inc. (a).....................        534,696         860,344
     25,000   Microsoft Corp. (a)..........................        821,802       2,398,437
     13,000   Sterling Commerce, Inc. (a)..................        311,215         429,000
                                                              ------------    ------------
                                                                 1,667,713       3,687,781
                                                              ------------    ------------
              CONSUMER GOODS-0.82%
     10,000   Colgate-Palmolive Co.........................        949,518         721,250
                                                              ------------    ------------
              DRUGS-9.49%
     16,000   Biovail Corp. International (a)(e)...........        552,223         449,000
     30,800   Forest Laboratories, Inc. (a)(e).............        610,528       1,008,700
     13,000   Johnson & Johnson............................      1,008,073         897,000
     21,000   Lilly (Eli) & Co. (with rights)..............      1,469,760       1,375,500
     50,000   Mylan Laboratories, Inc. (e).................        790,426       1,143,750
     23,000   Pharmacia and UpJohn, Inc....................      1,111,784         955,938
     13,000   SmithKline Beecham plc ADR...................        762,873         739,375
     27,000   Warner-Lambert Co............................      1,020,438       1,761,750
                                                              ------------    ------------
                                                                 7,326,105       8,331,013
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              ELECTRICAL EQUIPMENT-1.55%
     17,000   General Electric Co..........................   $  1,443,120    $  1,360,000
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.59%
     12,000   Motorola, Inc................................        665,830         516,750
                                                              ------------    ------------
              FINANCIAL SERVICES-2.88%
     10,000   American Express Co..........................      1,060,880         780,000
     25,000   Fannie Mae...................................        218,750       1,420,313
     14,000   MBNA Corp (e)................................         98,215         329,000
                                                              ------------    ------------
                                                                 1,377,845       2,529,313
                                                              ------------    ------------
              FOOD-2.20%
     38,000   Groupe Danone ADR............................      1,291,807       1,928,500
                                                              ------------    ------------
              HEALTH CARE SERVICES-1.49%
     15,000   Cardinal Health, Inc.........................        765,175       1,312,500
                                                              ------------    ------------
              HOTEL AND GAMING-0.94%
     22,000   Sun International Hotels Ltd. (a)(e).........      1,052,175         829,125
                                                              ------------    ------------
              INSURANCE-5.25%
     31,500   American International Group, Inc............      1,411,518       2,435,344
     34,000   Hartford Life, Inc. Class A..................      1,202,930       1,742,500
      5,000   Lincoln National Corp........................        477,893         430,000
                                                              ------------    ------------
                                                                 3,092,341       4,607,844
                                                              ------------    ------------
              LEISURE TIME-AMUSEMENTS-0.27%
     40,000   Royal Olympic Cruise Lines, Inc. (a).........        422,450         240,000
                                                              ------------    ------------
              MEDICAL TECHNOLOGY-1.64%
     28,000   Medtronic, Inc. (with rights)................        179,460       1,438,500
                                                              ------------    ------------
              MOTION PICTURES-0.57%
     30,000   Cinar Films, Inc. Class B (a)................        506,250         496,875
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-1.54%
     21,000   Enron Corp...................................      1,110,857         888,563
     20,000   Williams Companies, Inc......................        546,369         460,000
                                                              ------------    ------------
                                                                 1,657,226       1,348,563
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-1.88%
     30,000   Compaq Computer Corp.........................        959,795         838,125
     18,000   EMC Corp. (a)(e).............................        784,483         813,375
                                                              ------------    ------------
                                                                 1,744,278       1,651,500
                                                              ------------    ------------
              OIL AND GAS FIELD SERVICES-1.51%
     15,000   Camco International, Inc.....................        991,327         753,750
     13,000   Schlumberger Ltd.............................        639,216         569,563
                                                              ------------    ------------
                                                                 1,630,543       1,323,313
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-1.30%
     17,500   Exxon Corp...................................      1,277,739       1,145,156
                                                              ------------    ------------
              PUBLISHING-2.31%
     20,200   New York Times Co. Class A...................        712,656         585,800
     18,000   Time Warner, Inc.............................        841,500       1,446,750
                                                              ------------    ------------
                                                                 1,554,156       2,032,550
                                                              ------------    ------------
              RESTAURANTS AND FRANCHISING-1.21%
     18,900   McDonald's Corp..............................      1,200,787       1,059,581
                                                              ------------    ------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              RETAIL-DEPARTMENT STORES-1.97%
     29,000   Kohl's Corp. (a).............................   $    283,848    $  1,317,688
     16,000   Proffitt's, Inc. (a).........................        564,128         408,000
                                                              ------------    ------------
                                                                   847,976       1,725,688
                                                              ------------    ------------
              RETAIL-DISCOUNT STORES-3.54%
     26,000   Costco Companies, Inc. (a)...................        636,147       1,223,625
     60,000   Kmart Corp. (a)..............................        956,030         765,000
     19,000   Wal-Mart Stores, Inc.........................        996,094       1,116,250
                                                              ------------    ------------
                                                                 2,588,271       3,104,875
                                                              ------------    ------------
              RETAIL-GROCERY-1.02%
     20,000   Kroger Co. (a)...............................      1,060,848         900,000
                                                              ------------    ------------
              RETAIL-SPECIALTY-4.28%
     13,900   AutoZone, Inc. (a)...........................        516,207         360,531
     40,000   Home Depot, Inc..............................        600,641       1,540,000
     24,000   Tiffany & Co.................................      1,147,724         892,500
     25,000   Walgreen Co..................................        759,491         962,500
                                                              ------------    ------------
                                                                 3,024,063       3,755,531
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TELEPHONE SERVICES-5.91%
     21,000   AirTouch Communications, Inc. (a)............   $    582,385    $  1,181,250
     50,200   Frontier Corp................................      1,397,346       1,524,825
     11,800   MCI Communications Corp......................        469,775         590,000
     25,000   Vanguard Cellular Systems, Inc. Class A
                (a)........................................        570,493         468,750
     34,700   WorldCom, Inc. (a)(e)........................        185,300       1,420,531
                                                              ------------    ------------
                                                                 3,205,299       5,185,356
                                                              ------------    ------------
              TOYS-0.74%
     20,000   Mattel, Inc..................................         99,951         647,500
                                                              ------------    ------------
              UTILITIES-ELECTRIC-2.16%
     40,000   AES Corp. (a)................................        966,379       1,090,000
     45,000   Endesa S.A. ADR..............................      1,013,310         810,000
                                                              ------------    ------------
                                                                 1,979,689       1,900,000
                                                              ------------    ------------
              WASTE DISPOSAL-0.95%
     19,000   Waste Management, Inc. (a)...................        678,918         838,375
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 59,844,604    $ 72,475,456
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-13.08%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-0.01%
   $    3,530    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.40%........   $     3,530
                                                                 ------------
                 INVESTMENT COMPANY-3.20%
    2,809,430    Norwest Advantage Cash Investment Fund,
                   Current rate -- 5.27%......................     2,809,430
                                                                 ------------
                 DIVERSIFIED FINANCE-4.65%
    4,086,000    Norwest Bank Associates Corp., Master
                   Variable Rate Note, Current
                   rate -- 5.43%..............................     4,086,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-5.22%
    2,600,000    Federal Home Loan Mortgage Corp., 5.57%,
                   9-14-1998..................................     2,594,479
    2,000,000    Federal Home Loan Mortgage Corp., 5.57%,
                   10-2-1998..................................     1,990,311
                                                                 ------------
                                                                   4,584,790
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................    11,483,750
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $71,328,354) (b)...........................   $83,959,206
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At August 31, 1998, the cost of securities for federal income tax purposes was $71,345,719 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $19,007,890
          Unrealized depreciation...........................   (6,394,403)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $12,613,487
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.39% of total net assets as of August 31, 1998.
 (e) Security is fully or partially on loan at August 31, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS STOCK FUNDS
GROWTH FUND, INC.
Schedule of Investments
August 31, 1998

COMMON STOCKS-87.40%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-1.50%
     275,000   Outdoor Systems, Inc. (a)....................   $   6,512,574    $   6,393,750
     148,200   Young & Rubicam, Inc. (a)....................       4,035,687        4,529,362
                                                               -------------    -------------
                                                                  10,548,261       10,923,112
                                                               -------------    -------------
               AIRLINES-1.26%
     235,100   Alaska Air Group, Inc. (a)...................      13,323,125        9,154,206
                                                               -------------    -------------
               APPAREL-1.31%
     203,000   Tommy Hilfiger Corp. (a).....................       8,160,016        9,490,250
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-0.95%
     130,000   Federal-Mogul Corp...........................       8,167,785        6,938,750
                                                               -------------    -------------
               BANKS-1.80%
     145,222   Banc One Corp................................       3,257,281        5,518,436
     198,000   Zions Bancorporation.........................      10,170,429        7,598,250
                                                               -------------    -------------
                                                                  13,427,710       13,116,686
                                                               -------------    -------------
               BROADCASTING-1.21%
     330,000   Univision Communications, Inc. (a)...........       9,751,179        8,786,250
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-1.62%
     316,400   Century Business Services (a)................       7,279,617        6,051,150
     275,000   Viad Corp....................................       7,150,783        5,706,250
                                                               -------------    -------------
                                                                  14,430,400       11,757,400
                                                               -------------    -------------
               CAPITAL SPENDING-2.95%
     275,000   Affiliated Computer Services, Inc. (a).......      10,451,314        8,989,062
     231,000   Waters Corp. (a).............................      13,774,764       12,445,125
                                                               -------------    -------------
                                                                  24,226,078       21,434,187
                                                               -------------    -------------
               CHEMICALS-0.72%
     357,500   Crompton & Knowles Corp......................       9,605,997        5,228,437
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-4.26%
     378,150   Cisco Systems, Inc. (a)......................         447,084       30,961,031
                                                               -------------    -------------
               COMPUTER-HARDWARE-0.83%
     276,000   Storage Technology Corp. (a).................      10,288,929        6,003,000
                                                               -------------    -------------
               COMPUTER-SOFTWARE-13.69%
     330,000   BEA Systems, Inc. (a)........................       6,638,621        5,032,500
     556,800   BMC Software, Inc. (a).......................       3,704,584       23,559,600
     165,000   DST Systems, Inc. (a)........................       9,742,594        9,322,500
     300,800   Microsoft Corp. (a)..........................       3,236,087       28,858,000
     165,000   National Instruments Corp. (a)...............       5,520,172        4,166,250
     551,000   Parametric Technology Corp. (a)..............       3,850,579        5,647,750
     605,000   Platinum Technology, Inc. (a)................      16,219,620       11,343,750
     139,435   Sterling Commerce, Inc. (a)..................       4,291,550        4,601,340
     220,000   SunGard Data Systems, Inc. (a)...............       8,029,363        6,971,250
                                                               -------------    -------------
                                                                  61,233,170       99,502,940
                                                               -------------    -------------
               CONSTRUCTION-1.07%
     220,000   Centex Corp..................................       8,423,606        7,782,500
                                                               -------------    -------------
               DRUGS-3.26%
     385,000   Mylan Laboratories, Inc......................      11,955,870        8,806,875
     330,000   Watson Pharmaceuticals, Inc. (a).............      13,885,065       14,870,625
                                                               -------------    -------------
                                                                  25,840,935       23,677,500
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               EDUCATIONAL SERVICES-0.03%
       8,700   Sylvan Learning Systems, Inc. (a)............   $     184,281    $     185,963
                                                               -------------    -------------
               ELECTRONIC COMPONENTS-1.79%
     314,200   Solectron Corp. (a)..........................       4,149,857       12,980,388
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.73%
     314,700   Uniphase Corp. (a)...........................      16,512,574       12,568,331
                                                               -------------    -------------
               FINANCE-0.94%
     330,000   Imperial Bancorp (a).........................      10,100,066        6,806,250
                                                               -------------    -------------
               FINANCIAL SERVICES-9.97%
     220,000   Ambac Financial Group, Inc...................      14,050,666       10,381,250
     262,200   Capital One Financial Corp...................       7,902,045       22,942,500
     632,500   Concord EFS, Inc. (a)........................      14,256,902       12,491,875
     464,000   Franklin Resources, Inc......................       2,966,695       14,964,000
     497,250   MBNA Corp....................................       8,309,637       11,685,375
                                                               -------------    -------------
                                                                  47,485,945       72,465,000
                                                               -------------    -------------
               FOOD-1.22%
     183,700   Suiza Foods Corp. (a)........................       8,995,607        8,886,488
                                                               -------------    -------------
               FURNITURE-1.09%
     385,000   Herman Miller, Inc...........................      12,332,036        7,892,500
                                                               -------------    -------------
               HEALTH CARE SERVICES-3.82%
     699,500   HBO & Co.....................................       5,247,281       14,864,375
     238,200   Omnicare, Inc................................       9,323,647        7,428,863
     288,400   Total Renal Care Holdings, Inc. (a)..........       9,143,358        5,479,600
                                                               -------------    -------------
                                                                  23,714,286       27,772,838
                                                               -------------    -------------
               INSURANCE-3.36%
     310,400   Horace Mann Educators Corp...................      10,848,533        8,652,400
     175,500   Life Re Corp.................................      12,557,109       15,751,125
                                                               -------------    -------------
                                                                  23,405,642       24,403,525
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-1.11%
     331,800   Royal Caribbean Cruises Ltd..................      11,256,745        8,046,150
                                                               -------------    -------------
               MEDICAL SUPPLIES-4.37%
     156,900   Sofamor Danek Group, Inc. (a)................      13,097,214       13,091,344
     446,000   STERIS Corp. (a).............................       7,598,388       10,648,250
     440,000   Sybron International Corp. (a)...............      10,520,952        8,002,500
                                                               -------------    -------------
                                                                  31,216,554       31,742,094
                                                               -------------    -------------
               METALS-FABRICATING-0.67%
     130,100   Precision Castparts Corp.....................       7,809,301        4,903,144
                                                               -------------    -------------
               MISCELLANEOUS-0.79%
     138,400   Central Parking Corp.........................       6,043,593        5,717,650
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-0.57%
     320,700   Petroleum Geo-Services ADR (a)...............       4,481,849        4,169,100
                                                               -------------    -------------
               OIL-OFFSHORE DRILLING-0.39%
     116,900   Transocean Offshore, Inc.....................       3,873,848        2,871,356
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-1.26%
     290,300   Starbucks Corp. (a)..........................       6,313,049        9,162,594
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-2.96%
     474,200   Kohl's Corp. (a).............................       3,812,122       21,546,463
                                                               -------------    -------------
               RETAIL-GROCERY-1.25%
     220,000   Whole Foods Market, Inc. (a).................      12,981,282        9,102,500
                                                               -------------    -------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               RETAIL-SPECIALTY-6.88%
     306,000   Dollar Tree Stores, Inc. (a).................   $   6,596,000    $   8,874,000
     541,144   Home Depot, Inc..............................       1,546,445       20,834,044
     749,562   Staples, Inc. (a)............................       6,357,337       20,331,869
                                                               -------------    -------------
                                                                  14,499,782       50,039,913
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-0.64%
     109,800   Tellabs, Inc. (a)............................         655,369        4,639,050
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TELEPHONE SERVICES-4.63%
     175,900   Century Telephone Enterprises, Inc...........   $   8,556,778    $   7,981,462
     520,500   WorldCom, Inc. (a)...........................       7,507,692       21,307,969
                                                               -------------    -------------
                                                                  16,064,470       24,284,431
                                                               -------------    -------------
               WASTE DISPOSAL-2.10%
     275,000   Republic Services, Inc. (a)..................       6,850,341        4,434,375
     245,000   Waste Management, Inc. (a)...................       8,867,539       10,810,625
                                                               -------------    -------------
                                                                  15,717,880       15,245,000
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 499,480,413    $ 635,191,977
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-13.44%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-0.00%
   $    37,000    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 5.40%........   $      37,000
                                                                  -------------
                  INVESTMENT COMPANY-2.84%
    20,629,853    Norwest Advantage Cash Investment Fund,
                    Current rate -- 5.27%......................      20,629,853
                                                                  -------------
                  DIVERSIFIED FINANCE-3.31%
    24,050,000    Norwest Bank Associates Corp., Master
                    Variable Rate Note, Current
                    rate -- 5.43%..............................      24,050,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-7.29%
    15,200,000    Federal Home Loan Mortgage Corp., 5.53%,
                    9-10-1998..................................      15,177,031
    25,000,000    Federal Home Loan Mortgage Corp., 5.58%,
                    9-14-1998..................................      24,946,819
    12,900,000    Federal Home Loan Mortgage Corp., 5.58%,
                    9-25-1998..................................      12,850,908
                                                                  -------------
                                                                     52,974,758
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      97,691,611
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $597,172,024) (b)..........................   $ 732,883,588
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At August 31, 1998, the cost of securities for federal income tax purposes was $597,850,540 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 214,996,455
          Unrealized depreciation...........................    (79,963,407)
          -----------------------------------------------------------------
          Net unrealized appreciation.......................  $ 135,033,048
          -----------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.57% of total net assets as of August 31, 1998.

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments
August 31, 1998

COMMON STOCKS-71.99%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               ADVERTISING-PUBLIC RELATIONS-0.82%
      25,000   Lamar Advertising Co. (a)....................   $    872,345    $     812,500
                                                               ------------    -------------
               BROADCASTING-1.39%
      16,000   Emmis Communications, Inc. Class A (a).......        692,374          600,000
      40,000   USA Networks, Inc. (a).......................        697,250          785,000
                                                               ------------    -------------
                                                                  1,389,624        1,385,000
                                                               ------------    -------------
               BUSINESS SERVICES AND SUPPLIES-5.10%
       7,500   Abacus Direct Corp. (a)......................        307,656          306,562
      98,000   Acxiom Corp. (a).............................        368,562        1,966,125
      22,500   Fiserv, Inc. (a).............................        560,579          877,500
      77,000   Romac International, Inc. (a)................        993,050        1,443,750
      29,000   Saville Systems plc ADR (a)..................        999,919          474,875
                                                               ------------    -------------
                                                                  3,229,766        5,068,812
                                                               ------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-3.23%
      20,900   Cisco Systems, Inc. (a)......................        178,072        1,711,187
      36,000   Network Appliance, Inc. (a)..................      1,688,602        1,500,750
                                                               ------------    -------------
                                                                  1,866,674        3,211,937
                                                               ------------    -------------
               COMPUTER-SOFTWARE-19.76%
      40,000   Apex PC Solutions, Inc. (a)..................        788,750          685,000
      35,000   Aspect Development, Inc. (a).................      1,186,718        1,019,375
      40,000   Aspen Technology, Inc. (a)...................      1,009,805          947,500
      40,000   BroadVison, Inc. (a).........................        837,152          747,500
      18,000   Citrix Systems, Inc. (a).....................      1,042,501        1,037,250
      30,000   Concord Communications, Inc. (a).............        904,813          802,500
      34,000   HNC Software, Inc. (a) (e)...................      1,125,440        1,234,625
      23,800   Industri-Matematik International Corp. (a)...        476,000          142,800
      71,600   Legato Systems, Inc. (a).....................        438,275        2,514,950
      30,000   Lycos, Inc. (a)..............................        857,969          650,625
      45,000   Mercury Interactive Corp. (a) (e)............      1,858,124        1,513,125
      20,300   Mobius Management Systems, Inc. (a)..........        353,652          172,550
      13,500   Networks Associates, Inc. (a) (e)............        568,407          435,375
      24,500   New Era of Networks, Inc. (with rights)
                 (a)........................................        759,284          701,312
      47,600   Siebel Systems, Inc. (a) (e).................        601,744          892,500
      66,281   Sterling Commerce, Inc. (a)..................        741,640        2,187,273
      39,800   Synopsys, Inc. (a)...........................        727,600        1,039,775
      30,000   TSI International Software Ltd. (a)..........        795,625          806,250
      12,500   Verio, Inc. (a) (e)..........................        322,450          276,563
      40,837   VERITAS Software Corp. (a)...................        830,591        1,832,560
                                                               ------------    -------------
                                                                 16,226,540       19,639,408
                                                               ------------    -------------
               CONSUMER GOODS-0.93%
      40,500   Blyth Industries, Inc. (a) (e)...............        979,390          928,969
                                                               ------------    -------------
               EDUCATIONAL SERVICES-5.57%
      50,000   Apollo Group, Inc. Class A (a)...............        650,689        1,518,750
      37,000   Bright Horizons Family Solutions, Inc. (a)...        800,061          781,625
      15,000   CBT Group plc ADR (a)........................        785,625          705,000
      34,500   Education Management Corp. (a)...............      1,205,650        1,207,500
      62,000   Sylvan Learning Systems, Inc. (a) (e)........      1,752,094        1,325,250
                                                               ------------    -------------
                                                                  5,194,119        5,538,125
                                                               ------------    -------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               ELECTRONIC COMPONENTS-2.22%
      65,200   DSP Communications, Inc. (a).................   $  1,050,790    $     745,725
      29,000   Flextronics International Ltd. (a)...........        997,461          783,000
      30,000   Level One Communications, Inc. (a)...........        630,000          523,125
       5,000   Sanmina Corp. (a)............................        167,187          154,375
                                                               ------------    -------------
                                                                  2,845,438        2,206,225
                                                               ------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.64%
      16,000   Uniphase Corp. (a)...........................        645,563          639,000
                                                               ------------    -------------
               FINANCIAL SERVICES-1.93%
      50,000   Financial Federal Corp. (a)..................      1,183,750          868,750
       8,500   Franchise Mortgage Acceptance Co. LLC (a)....        137,063          137,063
      30,000   HealthCare Financial Partners, Inc. (a)            1,054,193          915,000
                                                               ------------    -------------
                                                                  2,375,006        1,920,813
                                                               ------------    -------------
               HEALTH CARE SERVICES-2.98%
      47,000   Boron, LePore & Associates, Inc. (a).........      1,439,844        1,410,000
      30,000   PAREXEL International Corp. (a) (e)..........        506,250          746,250
      30,000   Province Healthcare Co. (a)..................        848,124          810,000
                                                               ------------    -------------
                                                                  2,794,218        2,966,250
                                                               ------------    -------------
               LEASING-0.59%
      36,600   DVI, Inc. (a)................................        661,517          585,600
                                                               ------------    -------------
               LEISURE TIME-AMUSEMENTS-0.69%
      45,000   Family Golf Centers, Inc. (a) (e)............        826,491          680,625
                                                               ------------    -------------
               MEDICAL SUPPLIES-3.83%
      38,400   Arterial Vascular Engineering, Inc. (a)
                 (e)........................................      1,088,711        1,344,000
     103,000   STERIS Corp. (a).............................        916,893        2,459,125
                                                               ------------    -------------
                                                                  2,005,604        3,803,125
                                                               ------------    -------------
               MEDICAL TECHNOLOGY-0.72%
      30,000   QuadraMed Corp. (a)..........................        725,157          712,500
                                                               ------------    -------------
               OIL AND GAS FIELD SERVICES-1.47%
     112,000   Petroleum Geo-Services ADR (a)...............        996,444        1,456,000
                                                               ------------    -------------
               RESTAURANTS AND FRANCHISING-2.12%
      33,200   Applebee's International, Inc................        513,481          614,200
      56,250   Papa John's International, Inc. (a)..........        720,625        1,490,625
                                                               ------------    -------------
                                                                  1,234,106        2,104,825
                                                               ------------    -------------
               RETAIL-CLOTHING-1.27%
      69,000   Pacific Sunwear of California, Inc. (a)......      1,613,889        1,259,250
                                                               ------------    -------------
               RETAIL-MISCELLANEOUS-2.74%
      28,500   Action Performance Companies, Inc. (a).......        659,063          659,063
      42,050   Corporate Express, Inc. (a)..................        299,022          404,731
      39,000   Insight Enterprises, Inc. (a)................      1,933,248        1,657,500
                                                               ------------    -------------
                                                                  2,891,333        2,721,294
                                                               ------------    -------------
               RETAIL-SPECIALTY-3.05%
      17,000   American Eagle Outfitters, Inc. (a)..........        715,863          595,000
      58,500   Dollar Tree Stores, Inc. (a) (e).............      1,261,000        1,696,500
      28,600   Restoration Hardware, Inc. (a) (e)...........        776,520          736,450
                                                               ------------    -------------
                                                                  2,753,383        3,027,950
                                                               ------------    -------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               RETAIL-VARIETY AND VARIETY MAIL ORDER-1.29%
      88,500   DM Management Co. (a)........................   $  1,586,237    $   1,283,250
                                                               ------------    -------------
               TELECOMMUNICATIONS-0.92%
      63,000   IDT Corp. (a)................................      1,068,297          913,500
                                                               ------------    -------------
               TELECOMMUNICATION EQUIPMENT-1.38%
      76,000   Tekelec (a)..................................      1,751,157        1,372,750
                                                               ------------    -------------
               TELEPHONE SERVICES-4.99%
      72,300   ICG Communications, Inc. (a).................      1,425,663        1,296,881
      70,000   Intermedia Communications, Inc. (a) (e)              590,625        1,741,250
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
      53,000   McLeodUSA, Inc. Class A (a)..................   $  1,262,301    $   1,537,000
      36,900   STAR Telecommunications, Inc. (a)............        331,000          387,450
                                                               ------------    -------------
                                                                  3,609,589        4,962,581
                                                               ------------    -------------
               WASTE DISPOSAL-2.36%
      45,000   Waste Industries, Inc. (a)...................        995,625          967,500
      31,300   Waste Management, Inc. (a)...................        325,365        1,381,113
                                                               ------------    -------------
                                                                  1,320,990        2,348,613
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $ 61,462,877    $  71,548,902
                                                               ------------    -------------
                                                               ------------    -------------

SHORT-TERM INVESTMENTS-44.14%

--------------------------------------------------------------------------------
     Principal                                                        Market
      Amount                                                         Value (c)
   -------------                                                   -------------
                   BANKS-0.00%
   $       4,876   U.S. Bank N.A. Money Market Variable Rate
                     Time Deposit, Current rate -- 5.40%........   $       4,876
                                                                   -------------
                   INVESTMENT COMPANY-1.91%
       1,893,313   Norwest Advantage Cash Investment Fund,
                     Current rate -- 5.27%......................       1,893,313
                                                                   -------------
                   DIVERSIFIED FINANCE-5.02%
       4,989,000   Norwest Bank Associates Corp., Master
                     Variable Rate Note, Current
                     rate -- 5.43%..............................       4,989,000
                                                                   -------------
                   U.S. GOVERNMENT AGENCY-37.21%
       2,200,000   Federal Home Loan Mortgage Corp., 5.57%,
                     10-2-1998..................................       2,187,011
      34,800,000   Federal Home Loan Mortgage Corp., 5.78%,
                     9-1-1998...................................      34,794,490
                                                                   -------------
                                                                      36,981,501
                                                                   -------------
                   TOTAL SHORT-TERM INVESTMENTS.................      43,868,690
                                                                   -------------
                   TOTAL INVESTMENTS IN SECURITIES (COST:
                     $105,331,567) (b)..........................   $ 115,417,592
                                                                   -------------
                                                                   -------------

 (a) Presently not paying dividend income.
 (b) At August 31, 1998, the cost of securities for federal income tax purposes was $105,331,567 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $16,794,164
          Unrealized depreciation...........................   (6,708,139)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $10,086,025
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.80% of total net assets as of August 31, 1998.
 (e) Security is fully or partially on loan at August 31, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS STOCK FUNDS

Statements of Assets and Liabilities

August 31, 1998

--------------------------------------------------------------------------------

                                                        ASSET
                                                     ALLOCATION        VALUE
                                                      PORTFOLIO         FUND
                                                    -------------   ------------
ASSETS:
  Investments in securities, as detailed in the
    accompanying schedules, at market (cost
    $177,959,200; $39,961,507; $34,226,442;
    $274,211,065; $71,328,354; $597,172,024; and
    $105,331,567; respectively) (Note 1)..........  $192,142,873    $36,652,070
  Cash on deposit with custodian..................            --             --
  Collateral for securities lending transactions
    (Note 1)......................................    21,923,774      1,091,791
  Receivables:
    Investment securities sold....................     1,902,508      3,021,152
    Interest and dividends........................       952,809         75,840
    Subscriptions of capital stock................        30,354          2,168
  Deferred registration costs (Note 1)............        18,311         15,475
                                                    -------------   ------------
TOTAL ASSETS......................................   216,970,629     40,858,496
                                                    -------------   ------------
LIABILITIES:
  Payable upon return of securities loaned (Note
    1)............................................    21,923,774      1,091,791
  Payable for investment securities purchased.....     4,078,636      3,458,081
  Redemptions of capital stock....................        96,097             --
  Payable for investment advisory and management
    fees (Note 2).................................       158,849         34,369
  Payable for distribution fees (Note 2)..........        12,372          2,234
  Accounts payable and accrued expenses...........        42,603         22,222
                                                    -------------   ------------
TOTAL LIABILITIES.................................    26,312,331      4,608,697
                                                    -------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01
    per share-authorized 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 100,000,000,000;
    100,000,000,000; 10,000,000,000 shares;
    respectively..................................   153,831,756     36,429,830
  Unrealized appreciation (depreciation) of
    investments...................................    14,183,673     (3,309,437)
  Undistributed net investment income.............       635,918         63,712
  Accumulated net realized gain from the sale of
    investments...................................    22,006,951      3,065,694
                                                    -------------   ------------
TOTAL NET ASSETS..................................  $190,658,298    $36,249,799
                                                    -------------   ------------
                                                    -------------   ------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of
  $151,919,819; $22,448,820; $20,994,307;
  $312,582,197; $72,636,100; $581,818,754; and
  $79,813,218; respectively and 8,983,702;
  1,894,249; 1,591,074; 13,973,341; 1,774,096;
  19,538,392; and, 3,020,824 shares outstanding;
  respectively)...................................        $16.91         $11.85
                                                    -------------   ------------
Class B shares (based on net assets of $9,928,052;
  $4,793,957; $5,158,623; $9,338,795; $4,571,708;
  $12,416,546; and $5,848,934; respectively and
  590,940; 409,260; 391,957; 429,750; 115,325;
  430,379; and, 225,785 shares outstanding;
  respectively)...................................        $16.80         $11.71
                                                    -------------   ------------
Class C shares (based on net assets of $5,830,993;
  $1,990,524; $2,217,192; $2,452,708; $1,389,298;
  $2,737,896; and $1,793,777; respectively and
  348,401; 169,861; 168,471; 112,878; 35,032;
  94,905; and, 69,204 shares outstanding;
  respectively)...................................        $16.74         $11.72
                                                    -------------   ------------
Class H shares (based on net assets of
  $22,979,434; $7,016,498; $6,305,699;
  $16,986,594; $9,201,444; $34,452,800; and
  $11,932,860; respectively and 1,368,337;
  598,717; 479,134; 781,254; 232,113; 1,193,677;
  and, 460,343 shares outstanding;
  respectively)...................................        $16.79         $11.72
                                                    -------------   ------------
Class Z shares (based on net assets of $0; $0; $0;
  $0; $0; $95,369,978; and $0; respectively and 0;
  0; 0; 0; 0; 3,179,327; and, 0 shares
  outstanding; respectively)......................            --             --
                                                    -------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                      GROWTH &                                                       CAPITAL
                                                       INCOME         CAPITAL       FIDUCIARY        GROWTH       APPRECIATION
                                                        FUND           FUND            FUND           FUND          PORTFOLIO
                                                    ------------   -------------   ------------   -------------   -------------
ASSETS:
Investments in securities, as detailed in the
  accompanying schedules, at market (cost
  $177,959,200; $39,961,507; $34,226,442;
  $274,211,065; $71,328,354; $597,172,024; and
  $105,331,567; respectively) (Note 1)............  $34,589,500    $326,195,439    $83,959,206    $732,883,588    $115,417,592
Cash on deposit with custodian....................           --              --         65,666              --              --
Collateral for securities lending transactions
  (Note 1)........................................    3,193,665      70,790,013      8,263,173              --      13,767,338
Receivables:
  Investment securities sold......................           --      15,190,297      3,701,859      12,356,720       5,757,016
  Interest and dividends..........................      127,711         303,969         77,740         353,121          45,167
  Subscriptions of capital stock..................          176          11,476         95,858         466,532          19,947
Deferred registration costs (Note 1)..............       15,225          18,935         23,599          31,502          18,770
                                                    ------------   -------------   ------------   -------------   -------------
TOTAL ASSETS......................................   37,926,277     412,510,129     96,187,101     746,091,463     135,025,830
                                                    ------------   -------------   ------------   -------------   -------------
LIABILITIES:
  Payable upon return of securities loaned (Note
    1)............................................    3,193,665      70,790,013      8,263,173              --      13,767,338
  Payable for investment securities purchased.....           --              --             --      18,522,716      21,666,927
  Redemptions of capital stock....................           --          14,270             --          97,033          60,797
  Payable for investment advisory and management
    fees (Note 2).................................       32,073         270,286         84,393         548,817          98,422
  Payable for distribution fees (Note 2)..........        2,174          12,664          3,933          23,305           6,499
  Accounts payable and accrued expenses...........       22,544          62,602         37,052         103,618          37,058
                                                    ------------   -------------   ------------   -------------   -------------
TOTAL LIABILITIES.................................    3,250,456      71,149,835      8,388,551      19,295,489      35,637,041
                                                    ------------   -------------   ------------   -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01
    per share-authorized 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 100,000,000,000;
    100,000,000,000; 10,000,000,000 shares;
    respectively..................................   33,129,709     193,918,206     47,917,669     404,667,256      68,596,613
  Unrealized appreciation (depreciation) of
    investments...................................      363,058      51,984,374     12,630,852     135,711,564      10,086,025
  Undistributed net investment income.............      125,891              --             --              --              --
  Accumulated net realized gain from the sale of
    investments...................................    1,057,163      95,457,714     27,250,029     186,417,154      20,706,151
                                                    ------------   -------------   ------------   -------------   -------------
TOTAL NET ASSETS..................................  $34,675,821    $341,360,294    $87,798,550    $726,795,974    $ 99,388,789
                                                    ------------   -------------   ------------   -------------   -------------
                                                    ------------   -------------   ------------   -------------   -------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of
  $151,919,819; $22,448,820; $20,994,307;
  $312,582,197; $72,636,100; $581,818,754; and
  $79,813,218; respectively and 8,983,702;
  1,894,249; 1,591,074; 13,973,341; 1,774,096;
  19,538,392; and, 3,020,824 shares outstanding;
  respectively)...................................       $13.20          $22.37         $40.94          $29.78          $26.42
                                                    ------------   -------------   ------------   -------------   -------------
Class B shares (based on net assets of $9,928,052;
  $4,793,957; $5,158,623; $9,338,795; $4,571,708;
  $12,416,546; and $5,848,934; respectively and
  590,940; 409,260; 391,957; 429,750; 115,325;
  430,379; and, 225,785 shares outstanding;
  respectively)...................................       $13.16          $21.73         $39.64          $28.85          $25.90
                                                    ------------   -------------   ------------   -------------   -------------
Class C shares (based on net assets of $5,830,993;
  $1,990,524; $2,217,192; $2,452,708; $1,389,298;
  $2,737,896; and $1,793,777; respectively and
  348,401; 169,861; 168,471; 112,878; 35,032;
  94,905; and, 69,204 shares outstanding;
  respectively)...................................       $13.16          $21.73         $39.66          $28.85          $25.92
                                                    ------------   -------------   ------------   -------------   -------------
Class H shares (based on net assets of
  $22,979,434; $7,016,498; $6,305,699;
  $16,986,594; $9,201,444; $34,452,800; and
  $11,932,860; respectively and 1,368,337;
  598,717; 479,134; 781,254; 232,113; 1,193,677;
  and, 460,343 shares outstanding;
  respectively)...................................       $13.16          $21.74         $39.64          $28.86          $25.92
                                                    ------------   -------------   ------------   -------------   -------------
Class Z shares (based on net assets of $0; $0; $0;
  $0; $0; $95,369,978; and $0; respectively and 0;
  0; 0; 0; 0; 3,179,327; and, 0 shares
  outstanding; respectively)......................           --              --             --          $30.00              --
                                                    ------------   -------------   ------------   -------------   -------------

FORTIS STOCK FUNDS

Statements of Operations

For the Year Ended August 31, 1998

--------------------------------------------------------------------------------

                                                        ASSET
                                                     ALLOCATION        VALUE
                                                      PORTFOLIO         FUND
                                                    -------------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income...............................  $  6,142,011    $   195,657
    Dividend income...............................       815,076        554,857
    Fee income (Note 1)...........................        81,050          7,900
                                                    -------------   ------------
  Total income....................................     7,038,137        758,414
                                                    -------------   ------------
  Expenses:
    Investment advisory and management fees (Note
     2)...........................................     1,811,123        366,680
    Distribution fees (Class A) (Note 2)..........       743,488         59,431
    Distribution fees (Class B) (Note 2)..........        93,313         42,186
    Distribution fees (Class C) (Note 2)..........        56,594         17,105
    Distribution fees (Class H) (Note 2)..........       211,805         69,663
    Registration fees.............................        52,500         47,668
    Shareholders' notices and reports.............        34,301         10,927
    Legal and auditing fees (Note 2)..............        38,635         18,050
    Custodian fees................................        25,000         19,494
    Directors' fees and expenses..................        10,013          1,820
    Other.........................................        14,333          2,155
                                                    -------------   ------------
  Total expenses..................................     3,091,105        655,179
                                                    -------------   ------------
NET INVESTMENT INCOME (LOSS)......................     3,947,032        103,235
                                                    -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTE 1):
  Net realized gain from security transactions....    24,129,373      4,405,530
  Net change in unrealized depreciation of
    investments in securities.....................   (23,341,382)    (6,711,081)
                                                    -------------   ------------
NET GAIN (LOSS) ON INVESTMENTS....................       787,991     (2,305,551)
                                                    -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $  4,735,023    $(2,202,316)
                                                    -------------   ------------
                                                    -------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                      GROWTH &                                                          CAPITAL
                                                       INCOME         CAPITAL        FIDUCIARY         GROWTH        APPRECIATION
                                                        FUND           FUND            FUND             FUND           PORTFOLIO
                                                    ------------   -------------   -------------   ---------------   -------------
NET INVESTMENT INCOME:
Income:
  Interest income.................................  $   335,461    $  1,245,775    $    335,581    $    4,902,565    $    519,347
  Dividend income.................................      691,961       1,812,164         453,675         1,974,705          23,050
  Fee income (Note 1).............................       10,875         233,348          53,948                --         177,876
                                                    ------------   -------------   -------------   ---------------   -------------
Total income......................................    1,038,297       3,291,287         843,204         6,877,270         720,273
                                                    ------------   -------------   -------------   ---------------   -------------
Expenses:
  Investment advisory and management fees (Note
    2)............................................      318,842       3,140,323         980,839         6,792,000       1,261,410
  Distribution fees (Class A) (Note 2)............       48,149         890,699         211,898         1,834,723         485,139
  Distribution fees (Class B) (Note 2)............       42,283          90,364          39,932           141,289          75,375
  Distribution fees (Class C) (Note 2)............       19,457          20,889          11,511            28,268          21,680
  Distribution fees (Class H) (Note 2)............       64,503         169,259          84,048           388,621         151,623
  Registration fees...............................       47,831          45,240          49,640            83,637          53,478
  Shareholders' notices and reports...............        7,082          72,043          25,379           148,981          23,472
  Legal and auditing fees (Note 2)................       23,500          52,860          35,521            62,050          37,424
  Custodian fees..................................       12,600          36,314          17,699            61,750          18,721
  Directors' fees and expenses....................        1,740          21,786          16,624            47,160           6,594
  Other...........................................        1,939          26,800           6,885            67,235          15,025
                                                    ------------   -------------   -------------   ---------------   -------------
Total expenses....................................      587,926       4,566,577       1,479,976         9,655,714       2,149,941
                                                    ------------   -------------   -------------   ---------------   -------------
NET INVESTMENT INCOME (LOSS)......................      450,371      (1,275,290)       (636,772)       (2,778,444)     (1,429,668)
                                                    ------------   -------------   -------------   ---------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTE 1):
  Net realized gain from security transactions....    1,099,245      99,276,929      28,505,801       192,064,434      21,798,973
  Net change in unrealized depreciation of
    investments in securities.....................   (2,106,124)    (90,739,760)    (25,971,878)     (269,075,788)    (35,067,587)
                                                    ------------   -------------   -------------   ---------------   -------------
NET GAIN (LOSS) ON INVESTMENTS....................   (1,006,879)      8,537,169       2,533,923       (77,011,354)    (13,268,614)
                                                    ------------   -------------   -------------   ---------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $  (556,508)   $  7,261,879    $  1,897,151    $  (79,789,798)   $(14,698,282)
                                                    ------------   -------------   -------------   ---------------   -------------
                                                    ------------   -------------   -------------   ---------------   -------------

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment income.....................................   $    3,947,032    $    3,702,769
  Net realized gain from security transactions..............       24,129,373        21,517,162
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................      (23,341,382)       12,305,587
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........        4,735,023        37,525,518
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................       (3,530,865)       (3,394,288)
    Class B.................................................         (143,082)         (102,347)
    Class C.................................................          (89,621)          (62,513)
    Class H.................................................         (329,951)         (240,105)
  From net realized gains on investments
    Class A.................................................      (17,863,647)       (7,790,082)
    Class B.................................................         (930,570)         (290,516)
    Class C.................................................         (594,047)         (175,535)
    Class H.................................................       (2,139,737)         (668,944)
  Excess distributions of net realized gains
    Class A.................................................               --           (26,271)
    Class B.................................................               --              (792)
    Class C.................................................               --              (484)
    Class H.................................................               --            (1,858)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (25,621,520)      (12,753,735)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,109,799 and 1,049,780 shares)................       20,793,396        18,325,244
    Class B (206,273 and 172,571 shares)....................        3,816,059         2,998,989
    Class C (140,714 and 123,842 shares)....................        2,591,158         2,158,427
    Class H (550,316 and 356,375 shares)....................       10,208,415         6,214,436
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (1,160,677 and 623,301 shares)..................       19,984,798        10,494,510
    Class B (61,525 and 23,140 shares)......................        1,051,151           387,752
    Class C (39,182 and 13,876 shares)......................          666,985           231,768
    Class H (138,497 and 51,275 shares).....................        2,364,813           858,303
  Less cost of repurchase of shares
    Class A (1,543,509 and 1,706,945 shares)................      (28,876,194)      (30,091,087)
    Class B (72,269 and 69,197 shares)......................       (1,344,891)       (1,205,507)
    Class C (86,062 and 44,638 shares)......................       (1,563,619)         (768,795)
    Class H (229,288 and 164,068 shares)....................       (4,274,549)       (2,860,606)
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........       25,417,522         6,743,434
                                                              ---------------   ---------------
TOTAL INCREASE IN NET ASSETS................................        4,531,025        31,515,217
NET ASSETS:
  Beginning of year.........................................      186,127,273       154,612,056
                                                              ---------------   ---------------
  End of year (includes undistributed net investment income
    of $635,918 and $720,599, respectively).................   $  190,658,298    $  186,127,273
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

VALUE FUND

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment income.....................................   $      103,235     $   109,544
  Net realized gain from security transactions..............        4,405,530       1,524,189
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................       (6,711,081)      3,192,347
                                                              ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................       (2,202,316)      4,826,080
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (116,019)        (62,943)
    Class B.................................................               --          (2,233)
    Class C.................................................               --            (680)
    Class H.................................................               --          (4,998)
  From net realized gains on investments
    Class A.................................................       (1,834,718)       (228,302)
    Class B.................................................         (316,546)        (19,112)
    Class C.................................................         (128,889)         (5,825)
    Class H.................................................         (582,859)        (42,783)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................       (2,979,031)       (366,876)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (874,678 and 816,622 shares)....................       12,265,360      10,071,023
    Class B (247,000 and 134,156 shares)....................        3,441,440       1,639,623
    Class C (102,283 and 59,914 shares).....................        1,427,509         740,650
    Class H (319,681 and 285,757 shares)....................        4,443,733       3,504,117
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (147,749 and 25,047 shares).....................        1,917,777         287,791
    Class B (24,075 and 1,855 shares).......................          310,563          21,220
    Class C (9,863 and 562 shares)..........................          127,233           6,429
    Class H (44,057 and 4,125 shares).......................          568,335          47,188
  Less cost of repurchase of shares
    Class A (745,823 and 140,400 shares)....................      (10,582,157)     (1,735,918)
    Class B (47,076 and 10,742 shares)......................         (652,071)       (133,427)
    Class C (17,164 and 6,447 shares).......................         (243,534)        (79,920)
    Class H (130,647 and 74,308 shares).....................       (1,826,504)       (911,833)
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........       11,197,684      13,456,943
                                                              ---------------   ---------------
TOTAL INCREASE IN NET ASSETS................................        6,016,337      17,916,147
NET ASSETS:
  Beginning of year.........................................       30,233,462      12,317,315
                                                              ---------------   ---------------
  End of year (includes undistributed net investment income
    of $63,712 and $76,496, respectively)...................   $   36,249,799     $30,233,462
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH & INCOME FUND

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment income.....................................    $   450,371       $   173,038
  Net realized gain from security transactions..............      1,099,245            79,211
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................     (2,106,124)        2,394,136
                                                              ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................       (556,508)        2,646,385
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................       (301,319)          (95,456)
    Class B.................................................        (34,770)           (7,150)
    Class C.................................................        (16,440)           (4,240)
    Class H.................................................        (57,011)          (16,440)
  From net realized gains on investments
    Class A.................................................        (10,124)          (42,381)
    Class B.................................................         (2,098)           (7,753)
    Class C.................................................         (1,029)           (3,546)
    Class H.................................................         (3,660)          (17,951)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................       (426,451)         (194,917)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (884,571 and 913,354 shares)....................     12,851,409        11,139,324
    Class B (259,849 and 134,438 shares)....................      3,766,301         1,627,226
    Class C (101,311 and 75,761 shares).....................      1,476,183           917,962
    Class H (235,030 and 311,309 shares)....................      3,401,436         3,801,926
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (20,537 and 10,741 shares)......................        295,600           127,797
    Class B (2,527 and 1,263 shares)........................         36,284            14,789
    Class C (1,174 and 625 shares)..........................         16,824             7,348
    Class H (4,142 and 2,865 shares)........................         59,106            33,503
  Less cost of repurchase of shares
    Class A (378,949 and 160,250 shares)....................     (5,467,953)       (1,974,529)
    Class B (47,488 and 7,826 shares).......................       (680,889)          (97,559)
    Class C (33,012 and 6,655 shares).......................       (477,648)          (79,312)
    Class H (150,375 and 48,414 shares).....................     (2,206,474)         (594,546)
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     13,070,179        14,923,929
                                                              ---------------   ---------------
TOTAL INCREASE IN NET ASSETS................................     12,087,220        17,375,397
NET ASSETS:
  Beginning of year.........................................     22,588,601         5,213,204
                                                              ---------------   ---------------
  End of year (includes undistributed net investment income
    of $125,891 and $52,649, respectively)..................    $34,675,821       $22,588,601
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL FUND

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................   $   (1,275,290)   $   (1,209,262)
  Net realized gain from security transactions..............       99,276,929        63,878,182
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................      (90,739,760)       33,552,766
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........        7,261,879        96,221,686
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................               --          (141,299)
  From net realized gains on investments
    Class A.................................................      (51,765,513)      (33,970,839)
    Class B.................................................       (1,230,974)         (572,462)
    Class C.................................................         (528,829)         (126,988)
    Class H.................................................       (2,412,647)       (1,124,462)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (55,937,963)      (35,936,050)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,862,268 and 967,481 shares)..................       47,595,909        22,693,862
    Class B (147,489 and 99,817 shares).....................        3,672,027         2,280,963
    Class C (139,698 and 26,028 shares).....................        3,497,435           592,828
    Class H (241,584 and 215,855 shares)....................        6,064,134         5,025,197
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (2,201,521 and 1,473,677 shares)................       47,971,130        31,713,534
    Class B (57,622 and 26,803 shares)......................        1,226,194           569,830
    Class C (11,228 and 5,860 shares).......................          238,938           124,476
    Class H (107,308 and 49,765 shares).....................        2,284,583         1,057,494
  Less cost of repurchase of shares
    Class A (3,138,422 and 2,075,394 shares)................      (79,897,413)      (48,029,755)
    Class B (59,107 and 31,749 shares)......................       (1,460,979)         (719,644)
    Class C (93,825 and 14,112 shares)......................       (2,064,335)         (319,497)
    Class H (130,973 and 73,545 shares).....................       (3,224,275)       (1,701,467)
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........       25,903,348        13,287,821
                                                              ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (22,772,736)       73,573,457
NET ASSETS:
  Beginning of year.........................................      364,133,030       290,559,573
                                                              ---------------   ---------------
  End of year...............................................   $  341,360,294    $  364,133,030
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

FIDUCIARY FUND

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................   $     (636,772)   $     (626,755)
  Net realized gain from security transactions..............       28,505,801        14,259,204
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................      (25,971,878)       10,814,437
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........        1,897,151        24,446,886
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................      (10,714,620)       (4,979,555)
    Class B.................................................         (422,294)         (124,877)
    Class C.................................................         (118,877)          (39,295)
    Class H.................................................         (954,211)         (291,166)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (12,210,002)       (5,434,893)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (370,547 and 264,554 shares)....................       16,630,052        10,695,362
    Class B (57,556 and 32,851 shares)......................        2,580,000         1,306,041
    Class C (19,777 and 6,194 shares).......................          870,402           241,373
    Class H (103,623 and 72,797 shares).....................        4,647,409         2,906,990
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (261,755 and 127,747 shares)....................       10,404,742         4,862,050
    Class B (10,825 and 3,357 shares).......................          418,476           125,643
    Class C (3,074 and 1,047 shares)........................          118,854            39,264
    Class H (24,453 and 7,734 shares).......................          945,346           289,482
  Less cost of repurchase of shares
    Class A (675,061 and 361,725 shares)....................      (29,756,455)      (14,656,981)
    Class B (12,044 and 14,724 shares)......................         (542,474)         (592,169)
    Class C (6,140 and 2,440 shares)........................         (259,588)          (95,382)
    Class H (40,092 and 23,662 shares)......................       (1,791,908)         (943,779)
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........        4,264,856         4,177,894
                                                              ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................       (6,047,995)       23,189,887
NET ASSETS:
  Beginning of year.........................................       93,846,545        70,656,658
                                                              ---------------   ---------------
  End of year...............................................   $   87,798,550    $   93,846,545
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH FUND

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................  $    (2,778,444)  $    (3,849,243)
  Net realized gain from security transactions..............      192,064,434       101,212,746
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................     (269,075,788)      102,027,949
                                                              ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      (79,789,798)      199,391,452
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................      (73,567,568)      (60,229,768)
    Class B.................................................       (1,380,595)         (773,234)
    Class C.................................................         (263,230)         (138,820)
    Class H.................................................       (3,821,196)       (2,272,953)
    Class Z.................................................      (11,439,433)       (8,698,046)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (90,472,022)      (72,112,821)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (8,712,019 and 5,049,377 shares)................      316,513,028       171,053,540
    Class B (137,137 and 142,718 shares)....................        4,825,473         4,747,591
    Class C (39,174 and 36,673 shares)......................        1,368,169         1,214,910
    Class H (334,801 and 382,332 shares)....................       11,860,557        12,751,164
    Class Z (633,162 and 421,091 shares)....................       22,701,753        14,099,862
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (2,215,552 and 1,768,394 shares)................       70,609,674        57,897,492
    Class B (44,166 and 23,932 shares)......................        1,370,898           771,073
    Class C (8,466 and 4,296 shares)........................          262,702           138,406
    Class H (121,751 and 69,264 shares).....................        3,780,372         2,231,699
    Class Z (344,351 and 260,207 shares)....................       11,036,437         8,537,395
  Less cost of repurchase of shares
    Class A (11,076,500 and 7,075,360 shares)...............     (403,375,496)     (240,578,784)
    Class B (83,531 and 45,388 shares)......................       (2,961,085)       (1,512,337)
    Class C (17,551 and 10,067 shares)......................         (618,203)         (336,196)
    Class H (219,058 and 162,457 shares)....................       (7,761,611)       (5,434,477)
    Class Z (797,075 and 572,423 shares)....................      (29,021,990)      (19,422,060)
                                                              ---------------   ---------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........          590,678         6,159,278
                                                              ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (169,671,142)      133,437,909
NET ASSETS:
  Beginning of year.........................................      896,467,116       763,029,207
                                                              ---------------   ---------------
  End of year...............................................  $   726,795,974   $   896,467,116
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------
                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1998   AUGUST 31, 1997
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................   $   (1,429,668)   $   (1,150,267)
  Net realized gain from security transactions..............       21,798,973           470,737
  Net change in unrealized depreciation of investments in
    securities..............................................      (35,067,587)       (9,268,528)
                                                              ---------------   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........      (14,698,282)       (9,948,058)
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital
    Class A.................................................               --          (905,283)
    Class B.................................................               --           (43,444)
    Class C.................................................               --           (10,921)
    Class H.................................................               --           (87,363)
  From realized gains on investments
    Class A.................................................               --        (3,954,147)
    Class B.................................................               --          (189,757)
    Class C.................................................               --           (47,703)
    Class H.................................................               --          (381,589)
                                                              ---------------   ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................               --        (5,620,207)
                                                              ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,784,435 and 1,798,460 shares)................       60,422,475        54,031,052
    Class B (67,943 and 118,162 shares).....................        2,245,080         3,552,423
    Class C (69,065 and 43,602 shares)......................        2,233,307         1,297,540
    Class H (143,196 and 236,178 shares)....................        4,725,103         7,111,058
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (0 and 151,618 shares)..........................               --         4,748,671
    Class B (0 and 7,441 shares)............................               --           230,517
    Class C (0 and 1,874 shares)............................               --            58,089
    Class H (0 and 15,016 shares)...........................               --           465,003
  Less cost of repurchase of shares
    Class A (2,208,559 and 1,793,757 shares)................      (74,574,459)      (54,047,060)
    Class B (59,677 and 39,286 shares)......................       (1,999,115)       (1,159,231)
    Class C (61,977 and 12,477 shares)......................       (1,979,707)         (353,713)
    Class H (126,141 and 85,586 shares).....................       (4,222,152)       (2,540,636)
                                                              ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................      (13,149,468)       13,393,713
                                                              ---------------   ---------------
TOTAL DECREASE IN NET ASSETS................................      (27,847,750)       (2,174,552)
NET ASSETS:
  Beginning of year.........................................      127,236,539       129,411,091
                                                              ---------------   ---------------
  End of year...............................................   $   99,388,789    $  127,236,539
                                                              ---------------   ---------------
                                                              ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds are open-end, diversified management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. Asset Allocation and Capital Appreciation Portfolios are series of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") and Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are funds of Fortis Equity Portfolios, Inc. ("Fortis Equity"). The investment objectives of each portfolio are as follows:

   - The objective of the Fortis Asset Allocation Portfolio is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

   - The objective of Fortis Value Fund is short and long-term capital appreciation. Current income is only a secondary objective. The fund invests primarily in equity securities and selects stocks based on a concept of fundamental value.

   - The objective of the Fortis Growth & Income Fund is capital appreciation and current income. The fund invests primarily in equity securities that provide an income component.

   - The objective of the Fortis Capital Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of the Fortis Fiduciary Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Growth Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Capital Appreciation Portfolio is maximum long-term capital appreciation. Dividend and interest income from investments, if any, is incidental.

   The Articles of Incorporation of Fortis Advantage and Fortis Equity permits the Board of Directors to create additional portfolios in the future.

   The Fortis Advantage Portfolios, Fortis Equity Portfolios, Fortis Growth Fund and Fortis Fiduciary Fund offer Class A, Class B, Class C and Class H shares.

   The Fortis Advantage Portfolios, Fortis Capital Fund, Fortis Growth Fund and Fortis Fiduciary Fund began to issue multiple class shares effective November 14, 1994. The inception of Fortis Value Fund and Fortis Growth & Income Fund was December 15, 1995, and the commencement of operations was January 2, 1996. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. Class Z shares are sold without a front-end sales charge or a contingent deferred sales charge and has no distribution fees. Only Fortis Growth Fund issues Class Z shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Asset Allocation Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. At August 31, 1998, the Asset Allocation Portfolio had entered into outstanding when-issued or forward commitments of $4,078,636.

   Consistent with its ability to purchase securities on a when-issued basis, the Asset Allocation Portfolio may enter into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. The Advantage Asset Allocation Portfolio amortizes original issue discount, long term bond premium, and market discount.

   For the year ended August 31, 1998, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                    Cost of          Proceeds
                                                   Purchases        from Sales
--------------------------------------------------------------------------------
Asset Allocation Portfolio...................    $ 222,278,160     $ 220,857,697
Value Fund...................................       92,993,621        85,185,589
Growth & Income Fund.........................       19,313,412         5,511,902
Capital Fund.................................      251,967,463       312,684,682
Fiduciary Fund...............................       65,791,786        83,912,972
Growth Fund..................................      489,123,527       589,186,306
Capital Appreciation Portfolio...............       55,801,482        85,846,939

   LENDING OF PORTFOLIO SECURITIES: At August 31, 1998, securities were on loan to brokers from the funds. For collateral, the Fund's custodian received cash which is maintained in a separate account and invested in short-term investment vehicles. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------
   less than amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the year ended August 31, 1998:

                                                                         Fee Income
                                                                        For the Year
                                                                           Ended
                                           Securities                    August 31,
                                            On Loan       Collateral        1998
------------------------------------------------------------------------------------
Asset Allocation Portfolio..............  $ 19,431,332   $ 21,923,774     $ 81,050
Value Fund..............................       984,283      1,091,791        7,900
Growth & Income Fund....................     2,830,341      3,193,665       10,875
Capital Fund............................    60,377,198     70,790,013      233,348
Fiduciary Fund..........................     7,087,756      8,263,173       53,948
Capital Appreciation Portfolio..........    11,599,125     13,767,338      177,876

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each fund is a single taxable entity.

   On a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statements of assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to reduce paid-in-capital by the following:

                                                Undistributed
                                               Net Investment      Paid-in-       Accumulated
                                                   Income           Capital          Gains
----------------------------------------------------------------------------------------------
Asset Allocation Portfolio...................  $       61,806               --   $    (61,806)
Growth & Income Fund.........................  $       32,411               --   $    (32,411)
Capital Fund.................................  $    1,275,290    $  (1,275,290)            --
Fiduciary Fund...............................  $      636,772    $    (636,772)            --
Growth Fund..................................  $    2,778,444    $  (2,778,444)            --
Capital Appreciation Portfolio...............  $    1,429,668    $  (2,850,700)  $  1,421,032

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Fortis Asset Allocation Portfolio, and Fortis Growth & Income Fund to pay quarterly distributions from net investment income; Fortis Value Fund, Fortis Capital Fund, Fortis Fiduciary Fund, Fortis Growth Fund and Fortis Capital Appreciation Portfolio to pay annual distributions from net investment income. Distributions of net realized capital gains, if any, are made annually by each fund. The distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the fund at net asset value without any charge to the shareholder.

   ILLIQUID SECURITIES: At August 31, 1998, investments in securities for the Asset Allocation Portfolio, Value Fund and the Growth & Income Fund included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets; at market value, at the date of purchase. The aggregate value of such securities at August 31, 1998, was $1,401,257 Asset Allocation Portfolio; $583,100 Value Fund; and $827,312 Growth & Income Fund, which represents .73% , 1.61%, and 2.39% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each fund. Investment advisory and management fees are computed for Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Fiduciary Fund, Fortis Growth Fund, and Fortis Capital Appreciation Portfolio at an annual rate of 1% of the first $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million of each portfolio.

   In addition to the investment advisory and management fee, Classes A, B, C, and H pay Fortis Investors, Inc. (the funds' principal underwriter) distribution fees equal to .45% of average daily net assets for Class A for each of Asset Allocation and Capital Appreciation Portfolios and .25% of average daily net assets for Class A for each of Value Fund, Growth & Income Fund, Capital Fund, Fiduciary Fund, and Growth Fund and 1.00% of average daily net assets for Classes B, C, and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the funds' shares) as follows:

                                                   Class A       Class B      Class C       Class H
----------------------------------------------------------------------------------------------------
Asset Allocation Portfolio...................    $   438,623     $ 13,580     $  3,395     $  44,509
Value Fund...................................        202,655        7,178          581        26,012
Growth & Income Fund.........................        215,428        6,625        1,624        23,008
Capital Fund.................................        456,456       14,084       16,542        43,847
Fiduciary Fund...............................        233,790        5,541          231        22,867
Growth Fund..................................      1,051,136       48,071        7,937       149,202
Capital Appreciation Portfolio...............        274,920       35,774        1,075        55,340

   For the year ended August 31, 1998, legal fees and expenses were paid as follows to a law firm of which the secretary of the funds is a partner.

                                                  Amount
---------------------------------------------------------
Asset Allocation Portfolio...................    $  6,084
Value Fund...................................       1,273
Growth & Income Fund.........................         800
Capital Fund.................................      23,831
Fiduciary Fund...............................       6,547
Growth Fund..................................      23,400
Capital Appreciation Portfolio...............       4,741

3. SUBSEQUENT EVENT: The Board of Directors of the Fortis Funds have approved, pending the approval of Fortis Fiduciary Fund shareholders, the merger of the Fortis Fiduciary Fund into the Fortis Capital Fund to take place October 23, 1998. Fortis Capital Fund will be the surviving entity for financial reporting and income tax purposes. The merger will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Stock Funds was as follows:

                                                                                         Class A
                                                         -----------------------------------------------------------------------
                                                                     Year Ended August 31,               Year Ended October 31,
                                                         ---------------------------------------------   -----------------------
ASSET ALLOCATION PORTFOLIO                                 1998        1997        1996       1995++       1994         1993
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................  $   18.98   $   16.48   $   16.52   $   14.44   $   15.43    $    14.00
                                                         ---------   ---------   ---------   ---------   ---------   -----------
Operations:
  Investment income - net..............................        .39         .39         .47         .43         .37           .42
  Net realized and unrealized gains (losses) on
    investments........................................        .13        3.47         .29        2.14        (.31)         1.52
                                                         ---------   ---------   ---------   ---------   ---------   -----------
Total from operations..................................        .52        3.86         .76        2.57         .06          1.94
                                                         ---------   ---------   ---------   ---------   ---------   -----------
Distributions to shareholders:
  From investment income - net.........................       (.41)       (.41)       (.47)       (.40)       (.33)         (.51)
  From net realized gains..............................      (2.18)       (.95)       (.32)       (.09)       (.72)           --
  Excess distributions of net realized gains...........         --          --        (.01)         --          --            --
                                                         ---------   ---------   ---------   ---------   ---------   -----------
Total distributions to shareholders....................      (2.59)      (1.36)       (.80)       (.49)      (1.05)         (.51)
                                                         ---------   ---------   ---------   ---------   ---------   -----------
Net asset value, end of period.........................  $   16.91   $   18.98   $   16.48   $   16.52   $   14.44    $    15.43
                                                         ---------   ---------   ---------   ---------   ---------   -----------
Total return @.........................................       2.71%      24.62%       4.73%      18.25%        .48%        14.20%
Net assets end of period (000s omitted)................  $ 151,920   $ 156,734   $ 136,656   $ 132,939   $ 119,395    $  108,488
Ratio of expenses to average daily net assets..........       1.44%       1.48%       1.50%       1.57%*      1.55%         1.58%
Ratio of net investment income to average daily net
  assets...............................................       2.07%       2.22%       2.85%       3.31%*      2.60%         2.90%
Portfolio turnover rate................................        104%        109%         89%         94%         94%          103%

                                                                         Class B
                                                         ---------------------------------------
                                                                  Year Ended August 31,
                                                         ---------------------------------------
ASSET ALLOCATION PORTFOLIO                                 1998       1997      1996      1995+
------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................  $   18.87   $ 16.40   $ 16.46   $ 14.27
                                                         ---------   -------   -------   -------
Operations:
  Investment income - net..............................        .29       .27       .37       .39
  Net realized and unrealized gains (losses) on
    investments........................................        .13      3.47       .29      2.26
                                                         ---------   -------   -------   -------
Total from operations..................................        .42      3.74       .66      2.65
                                                         ---------   -------   -------   -------
Distributions to shareholders:
  From investment income - net.........................       (.31)     (.32)     (.39)     (.37)
  From net realized gains..............................      (2.18)     (.95)     (.32)     (.09)
  Excess distributions of net realized gains...........         --        --      (.01)       --
                                                         ---------   -------   -------   -------
Total distributions to shareholders....................      (2.49)    (1.27)     (.72)     (.46)
                                                         ---------   -------   -------   -------
Net asset value, end of period.........................  $   16.80   $ 18.87   $ 16.40   $ 16.46
                                                         ---------   -------   -------   -------
Total return @.........................................       2.14%    23.92%     4.12%    19.00%
Net assets end of period (000s omitted)................  $   9,928   $ 7,462   $ 4,411   $   692
Ratio of expenses to average daily net assets..........       1.99%     2.03%     2.05%     2.12%*
Ratio of net investment income to average daily net
  assets...............................................       1.50%     1.67%     2.34%     2.51%*
Portfolio turnover rate................................        104%      109%       89%       94%

*      Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++     Ten-month period ended August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                                        Class C
                                                         -------------------------------------
                                                                 Year Ended August 31,
                                                         -------------------------------------
ASSET ALLOCATION PORTFOLIO                                1998      1997      1996      1995+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period...................  $ 18.81   $ 16.35   $ 16.41   $ 14.27
                                                         -------   -------   -------   -------
Operations:
  Investment income - net..............................      .29       .26       .37       .39
  Net realized and unrealized gains (losses) on
    investments........................................      .13      3.47       .29      2.21
                                                         -------   -------   -------   -------
Total from operations..................................      .42      3.73       .66      2.60
                                                         -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net.........................     (.31)     (.32)     (.39)     (.37)
  From net realized gains..............................    (2.18)     (.95)     (.32)     (.09)
  Excess distributions of net realized gains...........       --        --      (.01)       --
                                                         -------   -------   -------   -------
Total distributions to shareholders....................    (2.49)    (1.27)     (.72)     (.46)
                                                         -------   -------   -------   -------
Net asset value, end of period.........................  $ 16.74   $ 18.81   $ 16.35   $ 16.41
                                                         -------   -------   -------   -------
Total return @.........................................     2.15%    23.93%     4.13%    18.64%
Net assets end of period (000s omitted)................  $ 5,831   $ 4,789   $ 2,641   $   777
Ratio of expenses to average daily net assets..........     1.99%     2.03%     2.05%     2.12%*
Ratio of net investment income to average daily net
  assets...............................................     1.51%     1.67%     2.33%     2.52%*
Portfolio turnover rate................................      104%      109%       89%       94%

                                                                         Class H
                                                         ----------------------------------------
                                                                  Year Ended August 31,
                                                         ----------------------------------------
ASSET ALLOCATION PORTFOLIO                                1998       1997       1996      1995+
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................  $ 18.86   $  16.39   $  16.44   $  14.27
                                                         -------   --------   --------   --------
Operations:
  Investment income - net..............................      .29        .27        .38        .39
  Net realized and unrealized gains (losses) on
    investments........................................      .13       3.47        .29       2.24
                                                         -------   --------   --------   --------
Total from operations..................................      .42       3.74        .67       2.63
                                                         -------   --------   --------   --------
Distributions to shareholders:
  From investment income - net.........................     (.31)      (.32)      (.39)      (.37)
  From net realized gains..............................    (2.18)      (.95)      (.32)      (.09)
  Excess distributions of net realized gains...........       --         --       (.01)        --
                                                         -------   --------   --------   --------
Total distributions to shareholders....................    (2.49)     (1.27)      (.72)      (.46)
                                                         -------   --------   --------   --------
Net asset value, end of period.........................  $ 16.79   $  18.86   $  16.39   $  16.44
                                                         -------   --------   --------   --------
Total return @.........................................     2.15%     23.93%      4.19%     18.86%
Net assets end of period (000s omitted)................  $22,979   $ 17,142   $ 10,904   $  4,676
Ratio of expenses to average daily net assets..........     1.99%      2.03%      2.05%      2.12%*
Ratio of net investment income to average daily net
  assets...............................................     1.50%      1.67%      2.32%      2.54%*
Portfolio turnover rate................................      104%       109%        89%        94%

*      Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                       Class A                           Class B
                                           -------------------------------    ------------------------------
                                                Year Ended August 31,             Year Ended August 31,
                                           -------------------------------    ------------------------------
VALUE FUND                                   1998        1997       1996+      1998       1997       1996+
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  13.51    $  10.75    $ 10.00    $ 13.39    $ 10.70    $  10.00
                                           --------    --------    -------    -------    -------    --------
Operations:
  Investment income (loss) - net........        .09         .09        .05       (.02)      (.01)         --
  Net realized and unrealized gains
    (losses) on investments.............       (.30)       2.94        .70       (.30)      2.94         .70
                                           --------    --------    -------    -------    -------    --------
Total from operations...................       (.21)       3.03        .75       (.32)      2.93         .70
                                           --------    --------    -------    -------    -------    --------
Distributions to shareholders:
  From investment income - net..........       (.09)       (.06)        --         --       (.03)         --
  From net realized gains...............      (1.36)       (.21)        --      (1.36)      (.21)         --
                                           --------    --------    -------    -------    -------    --------
Total distributions to shareholders.....      (1.45)       (.27)        --      (1.36)      (.24)         --
                                           --------    --------    -------    -------    -------    --------
Net asset value, end of period..........   $  11.85    $  13.51    $ 10.75    $ 11.71    $ 13.39    $  10.70
                                           --------    --------    -------    -------    -------    --------
Total return @..........................      (2.52%)     28.66%      7.50%     (3.33%)    27.75%       7.00%
Net assets end of period (000s
  omitted)..............................   $ 22,449    $ 21,855    $ 9,847    $ 4,794    $ 2,480    $    642
Ratio of expenses to average daily net
  assets................................       1.52%       1.59%      1.65%*     2.27%      2.34%       2.40%*
Ratio of net investment income to
  average daily net assets..............        .55%        .72%       .75%*     (.20%)     (.04%)        --
Portfolio turnover rate.................        260%         93%        41%       260%        93%         41%

                                                      Class C                          Class H
                                           -----------------------------    -----------------------------
                                               Year Ended August 31,            Year Ended August 31,
                                           -----------------------------    -----------------------------
VALUE FUND                                  1998       1997       1996+      1998       1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 13.39    $ 10.70    $ 10.00    $ 13.39    $ 10.70    $ 10.00
                                           -------    -------    -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.01)      (.01)        --       (.01)      (.01)        --
  Net realized and unrealized gains
    (losses) on investments.............      (.30)      2.94        .70       (.30)      2.94        .70
                                           -------    -------    -------    -------    -------    -------
Total from operations...................      (.31)      2.93        .70       (.31)      2.93        .70
                                           -------    -------    -------    -------    -------    -------
Distributions to shareholders:
  From investment income - net..........        --       (.03)        --         --       (.03)        --
  From net realized gains...............     (1.36)      (.21)        --      (1.36)      (.21)        --
                                           -------    -------    -------    -------    -------    -------
Total distributions to shareholders.....     (1.36)      (.24)        --      (1.36)      (.24)        --
                                           -------    -------    -------    -------    -------    -------
Net asset value, end of period..........   $ 11.72    $ 13.39    $ 10.70    $ 11.72    $ 13.39    $ 10.70
                                           -------    -------    -------    -------    -------    -------
Total return @..........................     (3.24%)    27.75%      7.00%     (3.24%)    27.75%      7.00%
Net assets end of period (000s
  omitted)..............................   $ 1,991    $ 1,002    $   223    $ 7,016    $ 4,896    $ 1,605
Ratio of expenses to average daily net
  assets................................      2.27%      2.34%      2.40%*     2.27%      2.34%      2.40%*
Ratio of net investment income to
  average daily net assets..............      (.20%)     (.04%)       --       (.20%)     (.04%)       --
Portfolio turnover rate.................       260%        93%        41%       260%        93%        41%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                       Class A                           Class B
                                           -------------------------------    -----------------------------
                                                Year Ended August 31,             Year Ended August 31,
                                           -------------------------------    -----------------------------
GROWTH & INCOME FUND                         1998        1997       1996+      1998       1997       1996+
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  13.06    $  10.35    $ 10.00    $ 13.03    $ 10.32    $ 10.00
                                           --------    --------    -------    -------    -------    -------
Operations:
  Investment income - net...............        .32         .20        .07        .20        .11        .02
  Net realized and unrealized gains
    (losses) on investments.............        .07        2.77        .34        .07       2.77        .34
                                           --------    --------    -------    -------    -------    -------
Total from operations...................        .39        2.97        .41        .27       2.88        .36
                                           --------    --------    -------    -------    -------    -------
Distributions to shareholders:
  From investment income - net..........       (.24)       (.16)      (.06)      (.13)      (.07)      (.04)
  From net realized gains...............       (.01)       (.10)        --       (.01)      (.10)        --
                                           --------    --------    -------    -------    -------    -------
Total distributions to shareholders.....       (.25)       (.26)      (.06)      (.14)      (.17)      (.04)
                                           --------    --------    -------    -------    -------    -------
Net asset value, end of period..........   $  13.20    $  13.06    $ 10.35    $ 13.16    $ 13.03    $ 10.32
                                           --------    --------    -------    -------    -------    -------
Total return @..........................       2.81%      29.00%      4.11%      1.99%     28.16%      3.55%
Net assets end of period (000s
  omitted)..............................   $ 20,994    $ 13,907    $ 3,117    $ 5,159    $ 2,306    $   508
Ratio of expenses to average daily net
  assets................................       1.55%       1.75%      2.33%*     2.30%      2.50%      3.08%*
Ratio of net investment income to
  average daily net assets..............       1.71%       1.68%      1.16%*      .96%       .92%       .35%*
Portfolio turnover rate.................         20%         15%         5%        20%        15%         5%

                                                      Class C                          Class H
                                           -----------------------------    -----------------------------
                                               Year Ended August 31,            Year Ended August 31,
                                           -----------------------------    -----------------------------
GROWTH & INCOME FUND                        1998       1997       1996+      1998       1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 13.03    $ 10.33    $ 10.00    $ 13.03    $ 10.33    $ 10.00
                                           -------    -------    -------    -------    -------    -------
Operations:
  Investment income - net...............       .20        .10        .03        .20        .10        .03
  Net realized and unrealized gains
    (losses) on investments.............       .07       2.77        .34        .07       2.77        .34
                                           -------    -------    -------    -------    -------    -------
Total from operations...................       .27       2.87        .37        .27       2.87        .37
                                           -------    -------    -------    -------    -------    -------
Distributions to shareholders:
  From investment income - net..........      (.13)      (.07)      (.04)      (.13)      (.07)      (.04)
  From net realized gains...............      (.01)      (.10)        --       (.01)      (.10)        --
                                           -------    -------    -------    -------    -------    -------
Total distributions to shareholders.....      (.14)      (.17)      (.04)      (.14)      (.17)      (.04)
                                           -------    -------    -------    -------    -------    -------
Net asset value, end of period..........   $ 13.16    $ 13.03    $ 10.33    $ 13.16    $ 13.03    $ 10.33
                                           -------    -------    -------    -------    -------    -------
Total return @..........................      1.99%     28.03%      3.65%      1.99%     28.03%      3.65%
Net assets end of period (000s
  omitted)..............................   $ 2,217    $ 1,290    $   302    $ 6,306    $ 5,085    $ 1,286
Ratio of expenses to average daily net
  assets................................      2.30%      2.50%      3.08%*     2.30%      2.50%      3.08%*
Ratio of net investment income to
  average daily net assets..............       .96%       .94%       .54%*      .96%       .93%       .44%*
Portfolio turnover rate.................        20%        15%         5%        20%        15%         5%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                                      Class A
                                           -------------------------------------------------------------
                                                               Year Ended August 31,
                                           -------------------------------------------------------------
CAPITAL FUND                                 1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   26.13    $   21.89    $   21.22    $   18.36    $   18.12
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income (loss) - net........        (.08)        (.08)         .04          .08          .07
  Net realized and unrealized gains
    (losses) on investments.............         .38         7.06          .67         3.62         1.73
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................         .30         6.98          .71         3.70         1.80
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.01)        (.04)        (.08)        (.12)
  From net realized gains...............       (4.06)       (2.73)          --         (.76)       (1.44)
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....       (4.06)       (2.74)        (.04)        (.84)       (1.56)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $  22.370    $   26.13    $   21.89    $   21.22    $   18.36
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................        1.56%       34.57%        3.36%       21.49%       10.56%
Net assets end of year (000s omitted)...   $ 312,582    $ 340,949    $ 277,587    $ 291,263    $ 245,776
Ratio of expenses to average daily net
  assets................................        1.13%        1.18%        1.21%        1.24%        1.21%
Ratio of net investment income to
  average daily net assets..............        (.28%)       (.33%)        .17%         .42%         .41%
Portfolio turnover rate.................          71%          43%          28%          14%          41%

                                                           Class B
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
CAPITAL FUND                                1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 25.67    $ 21.69    $ 21.14    $ 18.35
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.26)      (.35)      (.12)        --
  Net realized and unrealized gains
    (losses) on investments.............       .38       7.06        .67       3.58
                                           -------    -------    -------    -------
Total from operations...................       .12       6.71        .55       3.58
                                           -------    -------    -------    -------
Distributions to shareholders:
  From investment income - net..........        --         --         --       (.03)
  From net realized gains...............     (4.06)     (2.73)        --       (.76)
                                           -------    -------    -------    -------
Total distributions to shareholders.....     (4.06)     (2.73)        --       (.79)
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 21.73    $ 25.67    $ 21.69    $ 21.14
                                           -------    -------    -------    -------
Total return @..........................       .80%     33.55%      2.60%     20.74%
Net assets end of period (000s
  omitted)..............................   $ 9,339    $ 7,284    $ 4,097    $ 1,527
Ratio of expenses to average daily net
  assets................................      1.88%      1.93%      1.96%      1.99%*
Ratio of net investment income to
  average daily net assets..............     (1.03%)    (1.08%)     (.60%)     (.36%)*
Portfolio turnover rate.................        71%        43%        28%        14%

*      Annualized
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                           Class C
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
CAPITAL FUND                                1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 25.68    $ 21.68    $ 21.13    $ 18.35
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.27)      (.33)      (.12)        --
  Net realized and unrealized gains
    (losses) on investments.............       .38       7.06        .67       3.57
                                           -------    -------    -------    -------
Total from operations...................       .11       6.73        .55       3.57
                                           -------    -------    -------    -------
Distributions to shareholders:
  From investment income - net..........        --         --         --       (.03)
  From net realized gains...............     (4.06)     (2.73)        --       (.76)
                                           -------    -------    -------    -------
Total distributions to shareholders.....     (4.06)     (2.73)        --       (.79)
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 21.73    $ 25.68    $ 21.68    $ 21.13
                                           -------    -------    -------    -------
Total return @..........................       .76%     33.68%      2.60%     20.68%
Net assets end of period (000s
  omitted)..............................   $ 2,453    $ 1,432    $   824    $   344
Ratio of expenses to average daily net
  assets................................      1.88%      1.93%      1.96%      1.99%*
Ratio of net investment income to
  average daily net assets..............     (1.03%)    (1.08%)     (.60%)     (.36%)*
Portfolio turnover rate.................        71%        43%        28%        14%

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
CAPITAL FUND                                 1998        1997       1996       1995+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  25.68    $  21.69    $ 21.14    $ 18.35
                                           --------    --------    -------    -------
Operations:
  Investment income (loss) - net........       (.26)       (.34)      (.12)        --
  Net realized and unrealized gains
    (losses) on investments.............        .38        7.06        .67       3.58
                                           --------    --------    -------    -------
Total from operations...................        .12        6.72        .55       3.58
                                           --------    --------    -------    -------
Distributions to shareholders:
  From investment income - net..........         --          --         --       (.03)
  From net realized gains...............      (4.06)      (2.73)        --       (.76)
                                           --------    --------    -------    -------
Total distributions to shareholders.....      (4.06)      (2.73)        --       (.79)
                                           --------    --------    -------    -------
Net asset value, end of period..........   $  21.74    $  25.68    $ 21.69    $ 21.14
                                           --------    --------    -------    -------
Total return @..........................        .80%      33.61%      2.60%     20.74%
Net assets end of period (000s
  omitted)..............................   $ 16,987    $ 14,468    $ 8,052    $ 4,052
Ratio of expenses to average daily net
  assets................................       1.88%       1.93%      1.96%      1.99%*
Ratio of net investment income to
  average daily net assets..............      (1.03%)     (1.06%)     (.60%)     (.37%)*
Portfolio turnover rate.................         71%         43%        28%        14%

*      Annualized
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                                   Class A
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
FIDUCIARY FUND, INC.                         1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  46.15    $  36.75    $  35.54    $  30.23    $  30.07
                                           --------    --------    --------    --------    --------
Operations:
  Investment income (loss) - net........       (.25)       (.28)       (.03)       (.16)       (.14)
  Net realized and unrealized gains
    (losses) on investments.............        .98       12.56        1.50        6.68        2.99
                                           --------    --------    --------    --------    --------
Total from operations...................        .73       12.28        1.47        6.52        2.85
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From net realized gains...............      (5.94)      (2.88)       (.26)      (1.21)      (2.69)
                                           --------    --------    --------    --------    --------
Net asset value, end of year............   $  40.94    $  46.15    $  36.75    $  35.54    $  30.23
                                           --------    --------    --------    --------    --------
Total return @..........................       1.97%      35.08%       4.18%      22.71%      10.17%
Net assets end of year (000s omitted)...   $ 72,636    $ 83,847    $ 65,641    $ 63,195    $ 48,833
Ratio of expenses to average daily net
  assets................................       1.40%       1.41%       1.42%       1.62%       1.45%
Ratio of net investment income to
  average daily net assets..............       (.55%)      (.70%)      (.07%)      (.53%)      (.45%)
Portfolio turnover rate.................         73%         46%         30%         12%         25%

                                                           Class B
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
FIDUCIARY FUND, INC.                        1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 45.15    $ 36.26    $ 35.35    $ 30.15
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.55)      (.79)      (.33)      (.13)
  Net realized and unrealized gains
    (losses) on investments.............       .98      12.56       1.50       6.54
                                           -------    -------    -------    -------
Total from operations...................       .43      11.77       1.17       6.41
                                           -------    -------    -------    -------
Distributions to shareholders:
  From net realized gains...............     (5.94)     (2.88)      (.26)     (1.21)
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 39.64    $ 45.15    $ 36.26    $ 35.35
                                           -------    -------    -------    -------
Total return @..........................      1.29%     34.10%      3.35%     22.38%
Net assets end of period (000s
  omitted)..............................   $ 4,572    $ 2,663    $ 1,360    $   473
Ratio of expenses to average daily net
  assets................................      2.15%      2.16%      2.17%      2.37%*
Ratio of net investment income to
  average daily net assets..............     (1.30%)    (1.44%)     (.78%)    (1.31%)*
Portfolio turnover rate.................        73%        46%        30%        12%

*      Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distribution without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                           Class C
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
FIDUCIARY FUND, INC.                        1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 45.17    $ 36.32    $ 35.40    $ 30.15
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.55)      (.83)      (.32)      (.12)
  Net realized and unrealized gains
    (losses) on investments.............       .98      12.56       1.50       6.58
                                           -------    -------    -------    -------
Total from operations...................       .43      11.73       1.18       6.46
                                           -------    -------    -------    -------
Distributions to shareholders:
  From net realized gains...............     (5.94)     (2.88)      (.26)     (1.21)
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 39.66    $ 45.17    $ 36.32    $ 35.40
                                           -------    -------    -------    -------
Total return @..........................      1.29%     33.92%      3.38%     22.55%
Net assets end of period (000s
  omitted)..............................   $ 1,389    $   828    $   491    $   272
Ratio of expenses to average daily net
  assets................................      2.15%      2.16%      2.17%      2.37%*
Ratio of net investment income to
  average daily net assets..............     (1.30%)    (1.44%)     (.82%)    (1.31%)*
Portfolio turnover rate.................        73%        46%        30%        12%

                                                           Class H
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
FIDUCIARY FUND, INC.                        1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 45.16    $ 36.26    $ 35.35    $ 30.15
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.56)      (.78)      (.33)      (.17)
  Net realized and unrealized gains
    (losses) on investments.............       .98      12.56       1.50       6.58
                                           -------    -------    -------    -------
Total from operations...................       .42      11.78       1.17       6.41
                                           -------    -------    -------    -------
Distributions to shareholders:
  From net realized gains...............     (5.94)     (2.88)      (.26)     (1.21)
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 39.64    $ 45.16    $ 36.26    $ 35.35
                                           -------    -------    -------    -------
Total return @..........................      1.26%     34.13%      3.35%     22.38%
Net assets end of period (000s
  omitted)..............................   $ 9,201    $ 6,508    $ 3,164    $ 1,481
Ratio of expenses to average daily net
  assets................................      2.15%      2.16%      2.17%      2.37%*
Ratio of net investment income to
  average daily net assets..............     (1.30%)    (1.44%)     (.80%)    (1.29%)*
Portfolio turnover rate.................        73%        46%        30%        12%

*      Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distribution without adjustments for sales charge.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                                      Class A
                                           -------------------------------------------------------------
                                                               Year Ended August 31,
                                           -------------------------------------------------------------
GROWTH FUND                                  1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   37.32    $   32.14    $   32.66    $   26.25    $   29.09
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income (loss) - net........        (.11)        (.16)        (.11)        (.04)        (.10)
  Net realized and unrealized gains
    (losses) on investments.............       (3.59)        8.41         1.30         6.95         (.88)
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................       (3.70)        8.25         1.19         6.91         (.98)
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From net realized gains...............       (3.84)       (3.07)       (1.71)        (.50)       (1.86)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   29.78    $   37.32    $   32.14    $   32.66    $   26.25
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................      (10.59%)      27.01%        4.09%       26.92%       (3.77%)
Net assets end of year (000s omitted)...   $ 581,819    $ 734,654    $ 641,061    $ 670,753    $ 558,589
Ratio of expenses to average daily net
  assets................................        1.05%        1.07%        1.09%        1.13%        1.09%
Ratio of net investment income to
  average daily net assets..............        (.29%)       (.45%)       (.33%)       (.13%)       (.36%)
Portfolio turnover rate.................          61%          28%          32%          27%          23%

                                                            Class B                                      Class C
                                           ------------------------------------------    ----------------------------------------
                                                                           Year Ended August 31,
                                           --------------------------------------------------------------------------------------
GROWTH FUND                                  1998        1997       1996      1995**      1998       1997       1996      1995**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  36.53    $  31.75    $ 32.48    $25.85     $ 36.52    $ 31.75    $ 32.49    $25.85
                                           --------    --------    -------    -------    -------    -------    -------    -------
Operations:
  Investment income (loss) - net........       (.25)       (.56)      (.32)     (.13)       (.24)      (.57)      (.33)     (.10)
  Net realized and unrealized gains
    (losses) on investments.............      (3.59)       8.41       1.30      7.26       (3.59)      8.41       1.30      7.24
                                           --------    --------    -------    -------    -------    -------    -------    -------
Total from operations...................      (3.84)       7.85        .98      7.13       (3.83)      7.84        .97      7.14
                                           --------    --------    -------    -------    -------    -------    -------    -------
Distributions to shareholders:
  From net realized gains...............      (3.84)      (3.07)     (1.71)     (.50)      (3.84)     (3.07)     (1.71)     (.50)
                                           --------    --------    -------    -------    -------    -------    -------    -------
Net asset value, end of period..........   $  28.85    $  36.53    $ 31.75    $32.48     $ 28.85    $ 36.52    $ 31.75    $32.49
                                           --------    --------    -------    -------    -------    -------    -------    -------
Total return @..........................     (11.25%)     26.02%      3.45%    28.17%     (11.22%)    25.98%      3.41%    28.21%
Net assets end of period (000s
  omitted)..............................   $ 12,417    $ 12,149    $ 6,710    $2,179     $ 2,738    $ 2,367    $ 1,077    $  264
Ratio of expenses to average daily net
  assets................................       1.80%       1.82%      1.84%     1.88%*      1.80%      1.82%      1.84%     1.88%*
Ratio of net investment income to
  average daily net assets..............      (1.04%)     (1.19%)    (1.07%)   (1.09%)*    (1.04%)    (1.19%)    (1.07%)   (1.10%)*
Portfolio turnover rate.................         61%         28%        32%       27%         61%        28%        32%       27%

*      Annualized.
** For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                             Class H
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
GROWTH FUND                                  1998        1997        1996      1995**
--------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  36.54    $  31.75    $  32.49    $25.85
                                           --------    --------    --------    -------
Operations:
  Investment income (loss) - net........       (.25)       (.55)       (.33)     (.11)
  Net realized and unrealized gains
    (losses) on investments.............      (3.59)       8.41        1.30      7.25
                                           --------    --------    --------    -------
Total from operations...................      (3.84)       7.86         .97      7.14
                                           --------    --------    --------    -------
Distributions to shareholders:
  From net realized gains...............      (3.84)      (3.07)      (1.71)     (.50)
                                           --------    --------    --------    -------
Net asset value, end of period..........   $  28.86    $  36.54    $  31.75    $32.49
                                           --------    --------    --------    -------
Total return @..........................     (11.25%)     26.05%       3.41%    28.21%
Net assets end of period (000s
  omitted)..............................   $ 34,453    $ 34,941    $ 21,176    $6,867
Ratio of expenses to average daily net
  assets................................       1.80%       1.82%       1.84%     1.88%*
Ratio of net investment income to
  average daily net assets..............      (1.04%)     (1.19%)     (1.07%)   (1.10%)*
Portfolio turnover rate.................         61%         28%         32%       27%

                                                        Class Z
                                           ---------------------------------
                                                 Year Ended August 31,
                                           ---------------------------------
GROWTH FUND                                  1998        1997       1996***
----------------------------------------------------------------------------
Net asset value, beginning of period....   $  37.47    $   32.18    $ 31.61
                                           --------    ---------    --------
Operations:
  Investment income (loss) - net........       (.04)        (.05)        --
  Net realized and unrealized gains
    (losses) on investments.............      (3.59)        8.41        .57
                                           --------    ---------    --------
Total from operations...................      (3.63)        8.36        .57
                                           --------    ---------    --------
Distributions to shareholders:
  From net realized gains...............      (3.84)       (3.07)        --
                                           --------    ---------    --------
Net asset value, end of period..........   $  30.00    $   37.47    $ 32.18
                                           --------    ---------    --------
Total return @..........................     (10.34%)      27.34%      1.80%
Net assets end of period (000s
  omitted)..............................   $ 95,370    $ 112,356    $93,006
Ratio of expenses to average daily net
  assets................................        .80%         .82%       .84%*
Ratio of net investment income to
  average daily net assets..............       (.04%)       (.20%)      .01%*
Portfolio turnover rate.................         61%          28%        32%

*      Annualized.
** For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
*** For the period from March 1, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                                          Class A
                                           ----------------------------------------------------------------------
                                                                                                  Year Ended
                                                       Year Ended August 31,                     October 31,
                                           ----------------------------------------------    --------------------
CAPITAL APPRECIATION PORTFOLIO               1998        1997         1996        1995++       1994        1993
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  30.60    $   34.76    $   30.67    $  23.05    $  27.38    $  19.85
                                           --------    ---------    ---------    --------    --------    --------
Operations:
  Investment income (loss) - net........       (.35)        (.26)        (.29)       (.17)       (.12)       (.30)
  Net realized and unrealized gains
    (losses) on investments.............      (3.83)       (2.45)        4.61        7.79       (2.45)       7.83
                                           --------    ---------    ---------    --------    --------    --------
Total from operations...................      (4.18)       (2.71)        4.32        7.62       (2.57)       7.53
                                           --------    ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From net realized gains...............         --        (1.18)        (.23)         --       (1.76)         --
  Tax return of capital.................         --         (.27)          --          --          --          --
                                           --------    ---------    ---------    --------    --------    --------
Total distributions to shareholders.....         --        (1.45)        (.23)         --       (1.76)         --
                                           --------    ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $  26.42    $   30.60    $   34.76    $  30.67    $  23.05    $  27.38
                                           --------    ---------    ---------    --------    --------    --------
Total return @..........................     (13.66%)      (7.89%)      14.21%      33.06%      (9.56%)     37.93%
Net assets end of period (000s
  omitted)..............................   $ 79,813    $ 105,422    $ 114,310    $ 90,918    $ 68,352    $ 58,434
Ratio of expenses to average daily net
  assets................................       1.52%        1.55%        1.56%       1.69%*      1.62%       1.62%
Ratio of net investment income to
  average daily net assets..............       (.97%)       (.84%)       (.96%)      (.82%)*     (.61%)     (1.23%)
Portfolio turnover rate.................         47%          25%          34%         21%         36%         60%

                                                           Class B
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
CAPITAL APPRECIATION PORTFOLIO              1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 30.16    $ 34.46    $ 30.57    $ 22.45
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.43)      (.40)      (.49)      (.35)
  Net realized and unrealized gains
    (losses) on investments.............     (3.83)     (2.45)      4.61       8.47
                                           -------    -------    -------    -------
Total from operations...................     (4.26)     (2.85)      4.12       8.12
                                           -------    -------    -------    -------
Distributions to shareholders:
  From net realized gains...............        --      (1.18)      (.23)        --
  Tax return of capital.................        --       (.27)        --         --
                                           -------    -------    -------    -------
Total distributions to shareholders.....        --      (1.45)      (.23)        --
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 25.90    $ 30.16    $ 34.46    $ 30.57
                                           -------    -------    -------    -------
Total return @..........................    (14.12%)    (8.38%)    13.60%     36.17%
Net assets end of period (000s
  omitted)..............................   $ 5,849    $ 6,561    $ 4,522    $   841
Ratio of expenses to average daily net
  assets................................      2.07%      2.10%      2.11%      2.24%*
Ratio of net investment income to
  average daily net assets..............     (1.52%)    (1.39%)    (1.47%)    (1.61%)*
Portfolio turnover rate.................        47%        25%        34%        21%

*      Annualized
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++     Ten-month period ended August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                           Class C
                                           ----------------------------------------
                                                    Year Ended August 31,
                                           ----------------------------------------
CAPITAL APPRECIATION PORTFOLIO              1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 30.18    $ 34.48    $ 30.58    $ 22.45
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      (.43)      (.40)      (.48)      (.36)
  Net realized and unrealized gains
    (losses) on investments.............     (3.83)     (2.45)      4.61       8.49
                                           -------    -------    -------    -------
Total from operations...................     (4.26)     (2.85)      4.13       8.13
                                           -------    -------    -------    -------
Distributions to shareholders:
  From net realized gains...............        --      (1.18)      (.23)        --
  Tax return of capital.................        --       (.27)        --         --
                                           -------    -------    -------    -------
Total distributions to shareholders.....        --      (1.45)      (.23)        --
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 25.92    $ 30.18    $ 34.48    $ 30.58
                                           -------    -------    -------    -------
Total return @..........................    (14.12%)    (8.38%)    13.62%     36.21%
Net assets end of period (000s
  omitted)..............................   $ 1,794    $ 1,875    $ 1,004    $   227
Ratio of expenses to average daily net
  assets................................      2.07%      2.10%      2.11%      2.24%*
Ratio of net investment income to
  average daily net assets..............     (1.52%)    (1.39%)    (1.46%)    (1.62%)*
Portfolio turnover rate.................        47%        25%        34%        21%

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
CAPITAL APPRECIATION PORTFOLIO               1998        1997       1996       1995+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  30.18    $  34.48    $ 30.58    $ 22.45
                                           --------    --------    -------    -------
Operations:
  Investment income (loss) - net........       (.43)       (.40)      (.48)      (.36)
  Net realized and unrealized gains
    (losses) on investments.............      (3.83)      (2.45)      4.61       8.49
                                           --------    --------    -------    -------
Total from operations...................      (4.26)      (2.85)      4.13       8.13
                                           --------    --------    -------    -------
Distributions to shareholders:
  From net realized gains...............         --       (1.18)      (.23)        --
  Tax return of capital.................         --        (.27)        --         --
                                           --------    --------    -------    -------
Total distributions to shareholders.....         --       (1.45)      (.23)        --
                                           --------    --------    -------    -------
Net asset value, end of period..........   $  25.92    $  30.18    $ 34.48    $ 30.58
                                           --------    --------    -------    -------
Total return @..........................     (14.12%)     (8.38%)    13.62%     36.21%
Net assets end of period (000s
  omitted)..............................   $ 11,933    $ 13,379    $ 9,575    $ 2,115
Ratio of expenses to average daily net
  assets................................       2.07%       2.10%      2.11%      2.24%*
Ratio of net investment income to
  average daily net assets..............      (1.52%)     (1.39%)    (1.46%)    (1.62%)*
Portfolio turnover rate.................         47%         25%        34%        21%

*      Annualized
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Advantage Portfolios, Inc.

Fortis Equity Portfolios, Inc.

Fortis Fiduciary Fund, Inc.

Fortis Growth Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Asset Allocation Portfolio and Capital Appreciation Portfolio (funds within Fortis Advantage Portfolios, Inc.), Fortis Capital Fund, Fortis Value Fund, and Fortis Growth & Income Fund (funds within Fortis Equity Portfolios, Inc.), Fortis Fiduciary Fund, Inc., and Fortis Growth Fund, Inc. as of August 31, 1998 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmation from brokers and the custodian, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Fiduciary Fund, Inc., and Fortis Growth Fund, Inc. as of August 31, 1998 and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
October 9, 1998

FEDERAL INCOME TAX INFORMATION

The information set forth below is for the fund's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 1999. Shareholders may wish to consult a tax advisor on how to report distribution for state and local purposes.

Fortis Asset Allocation Portfolio, Fortis Value Fund and Fortis Growth & Income Fund paid income distributions, taxable as dividend income, of which 9.00%, 14.78% and 58.29% and qualified for deduction by corporations. Detailed below are the per share distributions made for the fiscal year ended August 31, 1998.

ASSET ALLOCATION PORTFOLIO

RECORD DATES                                     Class A     Class B     Class C     Class H     Class Z
                                                 -------------------------------------------------------
Net Investment Income Per Share
09/18/97.....................................    $0.120      $0.090      $0.090      $0.090
12/18/97.....................................     0.118       0.092       0.092       0.092
03/18/98.....................................     0.087       0.064       0.064       0.064
06/18/98.....................................     0.087       0.062       0.062       0.062
                                                 -------     -------     -------     -------
Total Distributions..........................     0.412       0.308       0.308       0.308
                                                 -------     -------     -------     -------
Short-Term Capital Gain Per Share
12/18/97.....................................    $0.2840     $0.2840     $0.2840     $0.2840
                                                 -------     -------     -------     -------
Mid-Term Capital Gain Per Share (Distribution
  is Taxable at a Maximum rate of 28%)
12/18/97.....................................    $0.7260     $0.7260     $0.7260     $0.7260
                                                 -------     -------     -------     -------
Long-Term Capital Gain Per Share
  (Distribution is Taxable at a Maximum rate
  of 20%)
12/18/97.....................................    $1.1700     $1.1700     $1.1700     $1.1700
                                                 -------     -------     -------     -------
VALUE FUND
RECORD DATES
Net Investment Income Per Share
12/18/97.....................................    $0.086          --          --          --
                                                 -------     -------     -------     -------
Short-Term Capital Gain Per Share
12/18/97.....................................    $0.7660     $0.7660     $0.7660     $0.7660
                                                 -------     -------     -------     -------
Mid-Term Capital Gain Per Share (Distribution
  is Taxable at a Maximum rate of 28%)
12/18/97.....................................    $0.5130     $0.5130     $0.5130     $0.5130
                                                 -------     -------     -------     -------
Long-Term Capital Gain Per Share
  (Distribution is Taxable at a Maximum rate
  of 20%)
12/18/97.....................................    $0.0810     $0.0810     $0.0810     $0.0810
                                                 -------     -------     -------     -------
GROWTH & INCOME
RECORD DATES
Net Investment Income Per Share:
09/18/97.....................................    $0.058      $0.034      $0.034      $0.034
12/18/97.....................................     0.063       0.038       0.038       0.038
03/18/98.....................................     0.058       0.032       0.032       0.032
06/18/98.....................................     0.056       0.027       0.027       0.027
                                                 -------     -------     -------     -------
Total Distributions..........................     0.235       0.131       0.131       0.131
                                                 -------     -------     -------     -------
Short-Term Capital Gain Per Share
12/18/97.....................................    $0.0088     $0.0088     $0.0088     $0.0088
                                                 -------     -------     -------     -------
CAPITAL FUND
RECORD DATES
Mid-Term Capital Gain Per Share (Distribution
  is Taxable at a Maximum rate of 28%)
12/18/97.....................................    $2.6400     $2.6400     $2.6400     $2.6400
                                                 -------     -------     -------     -------
Long-Term Capital Gain Per Share
  (Distribution is Taxable at a Maximum rate
  of 20%)
12/18/97.....................................    $1.4200     $1.4200     $1.4200     $1.4200
                                                 -------     -------     -------     -------
FIDUCIARY FUND
RECORD DATES
Mid-Term Capital Gain Per Share (Distribution
  is Taxable at a Maximum rate of 28%)
12/18/97.....................................    $3.8600     $3.8600     $3.8600     $3.8600
                                                 -------     -------     -------     -------
Long-Term Capital Gain Per Share
  (Distribution is Taxable at a Maximum rate
  of 20%)
12/18/97.....................................    $2.0800     $2.0800     $2.0800     $2.0800
                                                 -------     -------     -------     -------
GROWTH FUND
RECORD DATES
Mid-Term Capital Gain Per Share (Distribution
  is Taxable at a Maximum rate of 28%)
12/18/97.....................................    $2.9400     $2.9400     $2.9400     $2.9400     $2.9400
                                                 -------     -------     -------     -------     -------
Long-Term Capital Gain Per Share
  (Distribution is Taxable at a Maximum rate
  of 20%)
12/18/97.....................................    $0.9000     $0.9000     $0.9000     $0.9000     $0.9000
                                                 -------     -------     -------     -------     -------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       Norwest Bank Minnesota N.A.
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

[FORTIS LOGO]
FORTIS
Solid partners, flexible solutions-Service Mark-

FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers mutual funds, annuities and life insurance through its broker/dealer Fortis Investors, Inc.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc.
(fund management since 1949)

Fortis Investors, Inc.
(principal underwriter;
member NASD, SIPC)

Fortis Benefits Insurance Company
& Fortis Insurance Company
(issuers of FFG's insurance products)

P.O. Box 64284, St. Paul, MN 55164
(800) 800-2000
http://www.ffg.us.fortis.com

FORTIS FINANCIAL GROUP                                        -----------------
P.O. Box 64284                                                    Bulk Rate
St. Paul, MN 55164                                               U.S. Postage
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                                                               Permit No. 3794
                                                               Minneapolis, MN
                                                              -----------------

Fortis Stock Funds


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98144 -Copyright- Fortis 10/98